Filed Pursuant to Rule 497(b)
Registration No. 333-185672

PROSPECTUS

3,400,000 Shares
Harvest Capital Credit Corporation
Common Stock

We are an externally managed, non-diversified, closed-end management investment company that has filed an election to be regulated as a business development company under the Investment Company Act of 1940.  Our investment objective is to generate both current income and capital appreciation by primarily making direct investments in the form of subordinated debt and, to a lesser extent, senior debt and minority equity investments in privately-held U.S. small to mid-sized companies.

The companies in which we intend to invest will typically be highly leveraged, and, in most cases, our investments in such companies will not be rated by any rating agency.  If such investments were rated, we believe that they would likely receive a rating from a nationally recognized statistical rating organization of below investment grade (i.e., below BBB or Baa), which is often referred to as “junk.”  Exposure to below investment grade securities involves certain risks, and those securities are viewed as having predominately speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal.

HCAP Advisors LLC serves as our investment adviser and JMP Credit Advisors LLC as our administrator.

In the formation transaction described in this prospectus, we acquired Harvest Capital Credit LLC, a private investment fund that had approximately $49.2 million in cash and investments as of December 31, 2012. See “Formation Transaction” for more information. Further, in connection with the formation transaction, our investment adviser changed from Harvest Capital Strategies LLC to HCAP Advisors LLC, which is an affiliate of Harvest Capital Strategies LLC. Our investment adviser’s investment team remains the same despite this formal change in the entity serving as our investment adviser.

This is an initial public offering of our shares of common stock. Our shares of common stock have no history of public trading. All of the shares of common stock offered by this prospectus are being sold by us. Our common stock has been approved for listing on the NASDAQ Capital Market under the symbol "HCAP."

Based on the initial public offering price of $15.00 per share, purchasers in this offering will experience immediate dilution of approximately $0.23 per share. See “Dilution” for more information.

This prospectus contains important information you should know before investing in our common stock. Please read it before you invest and keep it for future reference. Upon completion of this offering, we will file annual, quarterly and current reports, proxy statements and other information about us with the Securities and Exchange Commission. This information will be available free of charge by contacting us at 450 Park Avenue, Suite 500, New York, New York 10022, Attention: Investor Relations, by calling us at (212) 906-3500. The Securities and Exchange Commission maintains a website at http://www.sec.gov where such information is available without charge.

We are an “emerging growth company” under the federal securities laws and will be subject to reduced public company reporting requirements.

Investing in our common stock should be considered highly speculative and involves a high degree of risk. See “Risk Factors.” Shares of closed-end investment companies, including business development companies, frequently trade at a discount from their net asset value. If our shares trade at a discount to our net asset value, the risk of loss for purchasers in this offering may increase.

	Per Share	Total

Public offering price	$15.00	$51,000,000
Sales load (underwriting discounts and commissions) (1)	$0.90	$3,060,000
Proceeds to us, before expenses (2)	$14.8353	$50,440,000

(1) HCAP Advisors LLC has agreed to pay to the underwriters a portion of the sales load in the amount of $2.5 million, or $0.7353 per share, for a net sales load payable by us of $0.1647 per share.

(2) We estimate that we will incur offering expenses of approximately $750,000, or approximately $0.22 per share, in connection with this offering. All of these offering expenses are borne indirectly by investors in this offering and immediately reduces the net asset value of each investor’s shares. We estimate that the net proceeds to us after expenses will be approximately $49,690,000, or approximately $14.61 per share. There are additional items of value paid in connection with this offering that are viewed by the Financial Industry Regulatory Authority, Inc. (“FINRA”) as underwriting compensation.  Payment of this additional underwriting compensation reduced the proceeds to us, before expenses.  See “Underwriting.”

In addition, the underwriters may purchase up to an additional 433,333 shares of our common stock at the public offering price, less the sales load payable by us, to cover over-allotments, if any, within 30 days from the date of this prospectus. If the underwriters exercise this option in full, the total sales load will be $3.45 million, with a net sales load to the Company (after giving effect to the portion of the sales load paid by HCAP Advisors LLC in the amount of $2.5 million) of $950,000, and total proceeds, before expenses, will be $56,550,000.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

The underwriters expect to deliver the shares of common stock to purchasers on or about May 7, 2013.

Keefe, Bruyette & Woods	JMP Securities	William Blair
A Stifel Company
Janney Montgomery Scott	Sterne Agee
Wunderlich Securities	Sandler O’Neill + Partners, L.P.
The date of this prospectus is May 2, 2013

TABLE OF CONTENTS

SUMMARY	1
THE OFFERING	9
FEES AND EXPENSES	12
SELECTED FINANCIAL AND OTHER DATA	14
RISK FACTORS	15
SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS	29
USE OF PROCEEDS	30
DISTRIBUTIONS	31
FORMATION TRANSACTION	32
CAPITALIZATION	33
DILUTION	34
MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS	35
SENIOR SECURITIES	45
BUSINESS	46
MANAGEMENT	55
PORTFOLIO MANAGEMENT	60
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS	62
INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT	63
ADMINISTRATION AGREEMENT	70
LICENSE AGREEMENT	70
CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS	71
DETERMINATION OF NET ASSET VALUE	72
DIVIDEND REINVESTMENT PLAN	74
DESCRIPTION OF CAPITAL STOCK	76
SHARES ELIGIBLE FOR FUTURE SALE	79
REGULATION	80
MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS	84
UNDERWRITING	90
CUSTODIAN, TRANSFER AGENT, DIVIDEND PAYING AGENT AND REGISTRAR	93
BROKERAGE ALLOCATIONS AND OTHER PRACTICES	93
LEGAL MATTERS	93
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	93
PRIVACY PRINCIPLES	93
WHERE YOU CAN FIND MORE INFORMATION	93
INDEX TO FINANCIAL STATEMENTS	F-1

You should rely only on the information contained in this prospectus. We have not, and the underwriters have not, authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. We are not, and the underwriters are not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should assume that the information appearing in this prospectus is accurate only as of the date on the front cover of this prospectus. Our business, financial condition, results of operations and prospects may have changed since that date. We will update this prospectus to reflect material changes only as required by law.

Through and including (25 days after the date of the prospectus), all dealers that effect transactions in our common stock, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealers’ obligations to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

i

SUMMARY

This summary highlights some of the information in this prospectus. It is not complete and may not contain all of the information that you may want to consider. You should read this entire prospectus carefully including the section entitled “Risk Factors.”

As used in this prospectus, except as otherwise indicated, the terms:

•
“we,” “us,” “our” and the “Company” refer to Harvest Capital Credit LLC, a specialty finance company, for the periods prior to our consummation of the formation transaction described elsewhere in this prospectus, and refer to Harvest Capital Credit Corporation  for the periods after our consummation of the formation transaction;

•
the “investment adviser” and “HCAP Advisors” refer to HCAP Advisors LLC, our investment adviser and a majority owned subsidiary of JMP Group, Inc., though for the periods prior to our consummation of the formation transaction, "investment adviser" refers to Harvest Capital Strategies LLC, which is an affiliate of HCAP Advisors and previously employed all of the investment professionals of HCAP Advisors that were responsible for managing the investment activities of Harvest Capital Credit LLC on behalf of Harvest Capital Strategies LLC, a wholly owned subsidiary of JMP Group Inc.

•	the “administrator” or “JMP Credit Advisors” refer to JMP Credit Advisors LLC, our administrator and a wholly owned subsidiary of JMP Group Inc.; and

•	“JMP Group” refers, collectively, to the activities and operations of JMP Group Inc. and its wholly- and majority- owned subsidiaries, including JMP Group LLC.

Unless indicated otherwise or the context requires, all information in this prospectus assumes no exercise of the underwriters’ over-allotment option to purchase additional shares of our common stock.

Our Company

We are a specialty finance company that provides customized financing solutions to small to mid-sized companies. We generally target companies with annual revenues between $10 million and $100 million and annual EBITDA (Earnings Before Interest, Taxes, Depreciation and Amortization) between $2 million and $15 million. Companies of this size are generally privately held and are less well known and generally have less access to traditional capital sources such as commercial and investment banks.  In addition, we believe that the current lending environment presents a significant opportunity for our investment strategy, as the recent financial crisis has reduced competition from traditional capital sources in the lending industry, while demand for credit among small and mid-sized private borrowers has increased.  As a result, we believe this segment of the market offers favorable risk adjusted investment opportunities given its underserved nature relative to the larger company lending market.

Our investment objective is to generate both current income and capital appreciation primarily by making direct investments in the form of subordinated debt and, to a lesser extent, senior debt and minority equity investments in privately-held U.S. small to mid-sized companies. The companies in which we intend to invest will typically be highly leveraged, and, in most cases, our investments in such companies will not be rated by any rating agency.  If such investments were rated, we believe that they would likely receive a rating below investment grade (i.e., below BBB or Baa), which is often referred to as “junk.” Exposure to below investment grade securities involves certain risk, and those securities are viewed as having predominately speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. While our primary investment focus is on making loans to, and selected equity investments in, privately-held U.S. small to mid-sized companies, we may also invest in other investments such as loans to larger, publicly-traded companies, high-yield bonds and distressed debt securities. In addition, we may also invest in debt and equity securities issued by collateralized loan obligation funds.

To meet our investment objective, we seek to:

•
capitalize on our investment adviser’s strong relationships with financial intermediaries, entrepreneurs, financial sponsors, management teams, small and mid-sized companies, attorneys, accountants, investment bankers, commercial bankers and other investment referral sources throughout the U.S.;

•	benefit from the resources and relationships of JMP Group;

•
focus on transactions involving small and mid-sized companies, which we believe offer higher yielding investment opportunities, lower leverage levels and other terms more favorable than transactions involving larger companies;

•	employ disciplined underwriting policies and rigorous portfolio management practices;

•	structure our investments to minimize risk of principal loss and achieve attractive risk-adjusted returns; and

•	leverage the skills and experience of our investment adviser.

Since we commenced investment operations in September 2011, and through December 31, 2012, we have originated $46.0 million of investments in 15 portfolio companies primarily in directly originated transactions and have had two investments pay-off totaling $5.1 million. For the year ended December 31, 2012, our debt investment portfolio had a dollar-weighted average annualized yield of approximately 16.8%, including amortization of deferred debt origination fees and original issue discount. In addition, we held equity or warrants to purchase common stock in seven portfolio companies.

The following table summarizes our investments in portfolio companies as of December 31, 2012:

Portfolio Company	Investment (1)	Origination Date	Outstanding Principal	Cost	Fair Value

Investments in Affiliated Portfolio Companies

Seafood Product Preparation and Packaging

Solex (9.7%)*	Senior Secured Term Loan, due 12/28/2016	12/31/2012	$1,700,000	$1,514,642	$1,514,642
	(15.79%; LIBOR + 12.50% Cash/3.29% PIK)

	Common Equity			250,000	250,000
	(6.34% of fully diluted common equity)

	Common Equity Warrants			151,514	151,514
	(6.4% of fully diluted common equity)

Total Investments in Affiliated Portfolio Companies				1,916,156	1,916,156

Investments in Non-controlled, Non-affiliated Portfolio Companies

Hand Tool Manufacturing

Rostra Tool Company (23.8%)*	Junior Secured Subordinated Debt, due 12/15/2014	2/1/2012	4,540,116	4,454,880	4,454,880
	(Greater of 17.00%; 13.00% Cash/4.00% PIK or LIBOR + 13.50%
	LIBOR + 9.50% Cash/4.00% PIK)

	Common Equity Warrants			-	268,000
	(14.99% of fully diluted common equity)

Heavy and Civil Engineering and Construction

LNB Construction, Inc. (23.4%)*	Junior Secured Subordinated Debt, due 11/30/2014	8/21/2012	3,436,199	3,196,867	3,196,867
	(20.00%; 17.00% Cash/3.00% PIK)

	Options to Purchase Common Equity			193,750	1,434,000
	(16.5% of fully diluted common equity)

Industrial Fluid Filtration Services

CRS Reprocessing, LLC (14.9%)*	Senior Secured Term Loan, due 11/02/2015	11/1/2012	3,015,251	2,957,624	2,957,624
	(15.00%, 12.00% Cash/3.00% PIK)

Industrial Machinery Manufacturing

Douglas Machines Corp. (21.3%)*	Junior Secured Subordinated Debt, due 4/6/2017	4/6/2012	4,110,032	3,997,810	4,110,032
	(16.00%; 12.50% Cash/3.50% PIK)

	Common Equity Warrants			12,500	104,000
	(2.0% of fully diluted common equity)

Motor Vehicle Metal Stamping

JD Norman Industries, Inc. (20.7%)* (2)	Junior Secured Subordinated Debt, due 10/31/16	11/3/2011	4,168,369	4,100,488	4,100,488
	(19.00%; 12.50% Cash/6.50% PIK)

Novelty Shops

Peekay Acquisition, LLC (Christals) (9.0%)*	Senior Secured Term Loan, due 12/27/2015	12/31/2012	2,000,000	1,678,500	1,678,500
	(18.00%; 15.00% Cash/3.00% Accommodation Fee)

	Common Equity Warrants (Christals Acquisition, LLC)			35,000	35,000
	(2.0% of fully diluted common equity)

	Common Equity Warrants (Christals Parent, LLC)			70,000	70,000
	(4.0% of fully diluted common equity)

Other Nondepository Credit Intermediation

WBL SPE I, LLC (4.7%)*	Senior Secured Term Loan, due 12/28/2015	12/28/2012	1,000,000	940,000	940,000
	(18.00% Cash)

Pawn Retail Outlets

Pawn Plus, Inc. (19.0%)*	Senior Secured Term Loan, due 12/31/2016	12/31/2012	3,900,000	3,630,193	3,630,193
	(Greater of 17.00%; 15.00% Cash/2.00% PIK or LIBOR + 14.50%;
	LIBOR + 12.50% Cash/2.00% PIK)

	Common Equity Warrants			133,524	133,524
	(3.9% of fully diluted common equity)

Pharmaceutical Merchant Wholesaler

Insight Pharmaceuticals, LLC (7.9%)*	Junior Secured Term Loan, due 08/25/2017	9/14/2011	1,544,828	1,533,109	1,560,276
	(13.25%; LIBOR + 11.75% with 1.50% LIBOR floor)

Safety Consulting Services

Safety Services Acquisition Corp. (28.1%)*	Junior Secured Subordinated Debt, due 7/5/2017	4/5/2012	5,433,000	5,353,111	5,433,000
	(15.0%; 12.50% Cash/2.50% PIK)

	Common Equity			100,000	131,000
	(0.65% of fully diluted common equity)

Software Publishing

Blackboard Inc. (9.7%)*	Junior Secured Term Loan, due 04/04/2019	11/8/2011	2,000,000	1,819,424	1,927,000
	(11.50%; LIBOR + 10.00% with 1.50% LIBOR floor)

Optimal Blue (17.3%)*	Junior Secured Subordinated Debt, due 03/28/2018	12/28/2012	3,500,000	3,430,778	3,430,778
	(14.50%; 12.50% Cash/2.00% PIK)

Total Investments in Non-controlled, Non-affiliated Portfolio Companies				37,637,558	39,595,162

Total Investments as of December 31, 2012 (209.6%)*				$39,553,714	$41,511,318

* Value as a percent of net assets
(1)	All debt investments are income producing. Common equity and all warrants are non-income producing. All of our investments other than LNB Construction, Inc., are qualifying assets for purposes of Section 55(a) of the 1940 Act.
(2)
JD Norman Industries, Inc., was in default of a financial covenant as of December 31, 2012 resulting in the accrual of interest at the default rate, which is presented above.  The non-default interest rate is 16.00% (12.50% Cash/3.50% PIK). As of December 31, 2012, however, the company was performing and was held on accrual status.

In addition, we currently have a pipeline of potential investment opportunities with an aggregate potential value of approximately $80 million.  Since these are potential investment opportunities, we may not enter these transactions, and even if entered into, any such transactions may not result in completed or successful investments.

We are an externally managed, non-diversified closed-end investment company that intends to elect to be treated as a business development company under the Investment Company Act of 1940, or the “1940 Act.” As a business development company, we will be required to comply with numerous regulatory requirements. We will be permitted to, and expect to, finance our investments using debt and equity. However, our ability to use debt and leverage is limited in certain significant respects. See “Regulation.” We intend to elect to be treated for federal income tax purposes as a regulated investment company, or “RIC” under Subchapter M of the Internal Revenue Code, or the “Code,” commencing with our taxable year ending December 31, 2013.  See “Material U.S. Federal Income Tax Considerations.” As a RIC, we generally will not have to pay corporate-level federal income taxes on any net ordinary income or capital gains that we distribute to our stockholders as dividends if we meet certain source-of-income and asset diversification requirements.

Our principal executive offices are located at 450 Park Avenue, Suite 500, New York, New York 10022, and our telephone number is (212) 906-3500. We also have offices at 600 Montgomery Street, Suite 1700, San Francisco, CA, 94111 and 3440 Preston Ridge Road, Suite 350, Alpharetta, GA 30005.

JMP Group

We were founded in September 2011 by certain members of our investment adviser and JMP Group, a full-service investment banking and asset management firm.  JMP Group currently holds an equity interest in us and our investment adviser and, upon completion of this offering and the formation transaction, will be our lender under a secured revolving credit facility.  JMP Group conducts its primary business activities through three wholly-owned subsidiaries: (i) Harvest Capital Strategies, LLC, an SEC-registered investment adviser with approximately $775 million in alternative assets under management that focuses on long-short equity hedge funds, middle-market lending and private equity, (ii) JMP Securities LLC, a full-service investment bank that provides equity research, institutional brokerage and investment banking services to growth companies and their investors, and (iii) JMP Credit Advisors LLC, our administrator that manages approximately $475 million in credit assets through its collateralized loan obligation.  The shares of common stock of JMP Group Inc. are traded on the New York Stock Exchange (NYSE: JMP).

Our Investment Adviser

Our investment adviser’s investment team is led by two partners, Richard P. Buckanavage and Ryan T. Magee, who have an average of approximately 17 years of investment experience, and will be supported by JMP Group’s team of investment professionals. We expect that our investment adviser will hire additional investment professionals, as necessary. In addition, our investment adviser expects to continue to draw upon JMP Group’s over 13-year history in the investment management business and to continue to benefit from the JMP Group investment professionals’ significant capital markets, trading and research expertise developed through investments in different industries and over numerous companies in the United States.

Prior to joining our investment adviser, Mr. Buckanavage, who is also our President and Chief Executive Officer, co-founded and served in executive roles at Patriot Capital Funding, Inc., a publicly-traded business development company, from 2003 to 2009, where he helped deploy over $520 million in investments to over 50 small and mid-sized companies throughout the U.S.  Mr. Magee worked as a senior investment professional at Patriot Capital Funding with Mr. Buckanavage for five years.  Throughout their careers as investors in private companies, Messrs. Buckanavage and Magee have gained significant experience in all aspects of finance, including transaction sourcing, credit analysis, transaction structuring, due diligence and portfolio management.

In addition, our investment adviser has an investment committee that is responsible for approving all key investment decisions that are made by our investment adviser on our behalf.  The members of the investment committee are Messrs. Buckanavage and Magee, as well as Joseph A. Jolson, the Chairman of our board of directors and the Chairman and Chief Executive Officer of JMP Group Inc.; Carter D. Mack, the President of JMP Group Inc.; and Bryan B. Hamm, the President of JMP Credit Advisors. The members of our investment committee have an average of 22 years of investment experience and collectively currently manage or oversee approximately $1.2 billion of assets, including alternative assets such as long-short equity hedge funds, middle-market lending, private equity, and one collateralized loan obligation.  All key investment decisions made by our investment adviser on our behalf require the approval from three of the five members of the investment committee and must include the approval of both Messrs. Jolson and Buckanavage.

Our Business Strategy

Our investment objective is to generate both current income and capital appreciation primarily by making direct investments in the form of subordinated debt and, to a lesser extent, senior debt and minority equity investments.  We plan to accomplish our investment objective by targeting investments in small and mid-sized U.S. private companies with annual revenues between $10 million and $100 million and EBITDA between $2 million and $15 million.  We believe that transactions involving these size companies offer higher yielding investment opportunities, lower leverage levels and other terms more favorable than transactions involving larger companies.

We have adopted the following business strategy to achieve our investment objective:

Capitalize on Our Investment Adviser’s Extensive Relationships with Small to Mid-sized Companies, Their Private Equity Sponsors and Intermediaries.   Our investment adviser maintains extensive relationships with financial intermediaries, entrepreneurs, financial sponsors, management teams, small and mid-sized companies, attorneys, accountants, investment bankers, commercial bankers and other non-bank providers of capital throughout the U.S. whom we expect will produce attractive investment opportunities for us.  Our investment adviser has been the sole or lead originator in a majority of our completed investment transactions. Our investment adviser will also benefit from the resources and relationships of JMP Group, which maintains offices in San Francisco, CA; New York, NY; Chicago, IL; Atlanta, GA; Boston, MA; and Minneapolis, MN. Since our inception, we have reviewed approximately 284 potential transactions, reflecting approximately 13 potential transactions per month.

Focus on an Underserved Market for Small to Mid-sized Companies.   We believe that broad-based consolidation in the financial services industry coupled with operating margin and growth pressures have caused financial institutions to de-emphasize services to small to mid-sized companies in favor of larger corporate clients. We believe these factors have resulted in a lending market for small to mid-sized companies that is underserved and offers attractive risk-adjusted investment opportunities.

Leverage the Skills of Our Experienced Investment Adviser.   The principals of our investment adviser have an average of approximately 17 years of experience advising, investing in and lending to small and mid-sized companies and have been active participants in the primary leveraged credit markets. Throughout their careers, they have navigated various economic cycles as well as several market disruptions. We believe this experience and understanding allows them to select and structure better investments for us and to efficiently monitor and provide managerial assistance to our portfolio companies.

Apply Disciplined Underwriting Policies.   Lending to small to mid-sized private companies requires in-depth due diligence and credit underwriting expertise, which the principals of our investment adviser have gained throughout their extensive careers.  We believe our investment adviser has implemented disciplined and consistent underwriting policies in every transaction. These policies include a thorough analysis of each potential portfolio company’s competitive position, financial performance, management team, operating discipline, growth potential and industry considerations. We have adopted a guideline that we will generally refrain from investing more than 15% of our portfolio in any single industry sector.

Maintain Rigorous Portfolio Management.   The principals of our investment adviser have significant investing and board level experience with small to mid-sized companies and, as a result, we expect that our investment adviser will be a value-added partner to, and remain in close contact with, our portfolio companies.  After investing in a company, our investment adviser will monitor each investment closely, typically receiving monthly, quarterly and annual financial statements, meeting face-to-face with our portfolio companies at least twice annually, as well as frequent informal communication with portfolio companies.  In addition, all of our portfolio company investments contain financial covenants, and we obtain compliance certificates relating to those covenants quarterly from our portfolio companies. We believe that our investment adviser’s initial and ongoing portfolio review process will allow it to effectively monitor the performance and prospects of our portfolio companies.

“Enterprise Value” Lending.  We and our investment adviser take an enterprise value approach to the loan structuring and underwriting process. “Enterprise value” is the value that a portfolio company’s most recent investors place on the portfolio company or “enterprise.” The equity value of the enterprise is determined by multiplying (x) the number of shares of common stock of the portfolio company outstanding on the date of calculation, on a fully diluted basis (assuming the conversion of all outstanding convertible securities and the exercise of all outstanding options and warrants), by (y) the price per share paid by the most recent purchasers of equity securities of the portfolio company. We generally secure a subordinated lien and, to a lesser extent, senior secured lien position against the enterprise value of a portfolio company and generally our exposure is less than 65% of the enterprise value and we obtain pricing enhancements in the form of warrants and other fees that have the potential to build long-term asset appreciation in our portfolio. “Enterprise value” lending requires an in-depth understanding of the companies and markets served. We believe the experience that our investment adviser possesses gives us enhanced capabilities in making these qualitative “enterprise value” evaluations, which we believe can produce a high quality loan portfolio with enhanced returns for our stockholders.

 Opportunity for Enhanced Returns. To enhance our loan portfolio returns, in addition to interest, we often obtain warrants to purchase the equity of our portfolio companies, as additional consideration for making loans. The warrants we obtain generally include a “cashless exercise” provision to allow us to exercise these rights without requiring us to make any additional cash investment. Obtaining warrants in our portfolio companies allows us to participate in the equity appreciation of our portfolio companies which we expect will enable us to generate higher returns for our investors.  We may also make a direct equity investment in a portfolio company  in conjunction with an investment in a loan, which may provide us with additional equity upside in our investment.   Furthermore, we seek to enhance our loan portfolio returns by obtaining ancillary structuring and other fees related to the origination, investment, disposition or liquidation of debt and investment securities.

Market Opportunity

We believe that a large and attractive market for subordinated and senior debt and equity investments in small to mid-sized companies exists, in part, because it is underserved by traditional sources of credit. In addition, we believe that this attractive investment environment will persist over the foreseeable future due to the lingering effects of the recent credit-market dislocation.  We believe the credit crisis that began in 2007 and the subsequent exit from the small to mid-sized company lending market of traditional capital sources, such as commercial banks, finance companies, hedge funds and collateralized loan obligation funds, has resulted in an increase in opportunities for alternative funding sources. In addition, we believe that there continues to be less competition in our market and an increased opportunity for attractive risk-adjusted returns. The remaining lenders and investors in the current environment are requiring lower amounts of senior and total leverage, increased equity commitments and more comprehensive covenant packages than was customary in the years leading up to the credit crisis.

We believe that the limited amount of capital available to small to mid-sized companies, coupled with the desire of these companies for flexible and partnership-oriented sources of capital, creates an attractive investment environment for us. We believe the following factors will continue to provide us with opportunities to grow and deliver attractive risk-adjusted returns to our stockholders.

The Lower Middle-market Represents a Large, Underserved Market.  There are approximately 117,000 small to mid-sized companies in the U.S., defined as companies with revenues between $10 million and $100 million, based on our analysis of data provided by S & P Capital IQ. We believe that small to mid-sized companies, most of which are privately-held, are relatively underserved by traditional capital providers such as commercial banks, finance companies, hedge funds and collateralized loan obligation funds. Further, we believe that companies of this size generally are less leveraged relative to their enterprise value, as compared to larger companies with more financing options.

Recent Credit Market Dislocation for Small to Mid-sized Companies has Created an Opportunity for Attractive Risk-adjusted Returns. We believe the credit crisis that began in 2007 and the subsequent exit from the small to mid-sized company lending market of traditional capital sources, such as commercial banks, finance companies, hedge funds and collateralized loan obligation funds, has resulted in an increase in opportunities for alternative funding sources. Moreover, recent regulatory changes, including the Dodd-Frank Financial Reform Act and the introduction of new international capital and liquidity requirements under the Basel III Accords in addition to the continued ownership of legacy non-performing assets have significantly curtailed banks’ lending capacity. In response, we believe that many commercial lenders have de-emphasized their service and product offerings to small to mid-sized companies in favor of lending, managing capital markets transactions and providing other non-credit services to their larger customers. We expect bank lending to small to mid-sized companies to continue to be constrained for several years as Basel III rules phase in and rules and regulations are promulgated and interpreted under the Dodd-Frank Act.

Large Pools of Uninvested Private Equity Capital Should Drive Future Transaction Velocity.  According to Pitchbook, as of December 31, 2012, there was approximately $47.4 billion of uninvested capital raised by private equity funds under $500 million in fund size with vintage years from 2007 to 2012.  As a result, we expect that private equity firms will remain active investors in the small to mid-sized company market. Private equity funds generally seek to leverage their investments by combining their equity capital with mezzanine debt and/or senior secured loans provided by other sources, and we believe that our investment strategy positions us well to partner with such private equity investors .

Future Refinancing Activity is Expected to Create Additional Investment Opportunities.  After strong loan issuance in the middle market sector between 2005 and 2007, Fitch Rating's leveraged finance research estimates the overall refinancing cliff of loans in that sector to be approximately $485 billion for 2012 through 2016. We believe that this maturity cliff is equally as prevalent in the small to mid-sized company market and that this supply of opportunities coupled with limited financing providers focused on small to mid-sized companies will continue to produce for us investment opportunities with attractive risk-adjusted returns.

Our Investment Criteria

We use the following criteria and guidelines in evaluating investment opportunities and constructing our portfolio. However, not all of these criteria and guidelines have been, or will be, met in connection with each of our investments.

Value Orientation /Positive Cash Flow.  We place a premium on analysis of business fundamentals from an investor’s perspective and have a distinct value orientation. We focus on companies with proven business models in which we can invest at reasonable multiples of operating cash flow. We also typically invest in companies with a history of profitability. We do not invest in start-up companies, “turn-around” situations or companies that we believe have unproven business plans.

Experienced Management Teams with Meaningful Equity Ownership.  We target portfolio companies that have management teams with significant relevant industry experience coupled with meaningful equity ownership. We believe management teams with these attributes are more likely to manage the companies in a manner that protects our debt investment and enhances the value of our equity investment.

Niche Market Leaders with Defensible Market Positions.  We invest in companies that have developed defensible and/or leading positions within their respective markets or market niches and are well positioned to capitalize on growth opportunities. We favor companies that demonstrate significant competitive advantages, which we believe help to protect their market position and profitability.

Diversified Customer and Supplier Base.  We prefer to invest in companies that have a diversified customer and supplier base. Companies with a diversified customer and supplier base are generally better able to endure economic downturns, industry consolidation and shifting customer preferences.

Portfolio Diversification.  We adhere to prudent limitations on sector concentrations, which serve to diversify our portfolio and help to mitigate the risks of an economic downturn in any particular industry sector.  In addition, we seek to diversify our portfolio from a geographic and a single borrower concentration perspective to mitigate the risk of an economic downturn in any particular part of the U.S. or concentration risk with respect to a particular borrower.

Ability to Exert Meaningful Influence.   We generally seek to target investment opportunities in which we are the lead/sole investor in our tranche and in which we can add value through rigorous portfolio management and the exercise of certain rights and remedies available to us when necessary.

Private Equity Sponsorship.  When feasible, we may seek to invest in companies in conjunction with private equity sponsors who have proven capabilities in building value. We believe that a private equity sponsor can serve as a committed partner and adviser that will actively work with the company and its management team to meet company goals and create value. We assess a private equity sponsor’s commitment to a portfolio company by, among other things, the capital contribution it has made or will make in the portfolio company.

Security Interest.  We generally seek a first or second priority security interest in all of the portfolio company’s tangible and intangible assets as collateral for our debt investment, subject in some cases to permitted exceptions. Although we do not intend to operate as an asset-based lender, the estimated liquidation value of the assets, if any, collateralizing the debt securities that we hold is evaluated as a potential source of repayment. We evaluate both tangible assets, such as accounts receivable, inventory and equipment, and intangible assets, such as intellectual property, customer lists, networks and databases.

Covenants.  We seek to negotiate covenants in connection with our investments that afford our portfolio companies flexibility in managing their businesses, but also act as a tool to minimize our loss of capital. Such restrictions may include affirmative and negative covenants, default penalties, lien protection, change of control provisions and board rights, including either observation or participation rights. All of our investments have cross-default and material adverse change provisions as well as periodic financial reports and operating metrics and limit the portfolio company’s ability to incur additional debt, sell assets, engage in transactions with affiliates and consummate an extraordinary transaction, such as a merger, acquisition or recapitalization. In addition, we may require other performance or financial based covenants, as we deem appropriate.

Exit strategy.  We generally seek to invest in companies that we believe possess attributes that will provide us with the ability to exit our investments within a pre-established investment horizon. We expect to exit our investments typically through one of three scenarios: (i) the sale of the company resulting in repayment of all outstanding debt, (ii) the recapitalization of the company through which our loan is replaced with debt or equity from a third party or parties or (iii) the repayment of the initial or remaining principal amount of our loan then outstanding at maturity. In some investments, there may be scheduled amortization of some portion of our loan which would result in a partial exit of our investment prior to the maturity of the loan.

Risk Factors

The value of our assets, as well as the market price of our shares, will fluctuate. Our investments may be risky, and you may lose part of or all of your investment in us. Investing in our common stock involves other risks, including the following:

•	our dependence on key personnel of our investment adviser and our executive officers;

•	our ability to maintain or develop referral relationships;

•	our ability to manage our business effectively;

•	our use of leverage;

•	uncertain valuations of our portfolio investments;

•	competition for investment opportunities;

•	potential divergent interests of our investment adviser and our stockholders arising from our incentive fee structure;

•	actual and potential conflicts of interest with our investment adviser;

•	changes in interest rates;

•	the impact of a protracted decline in the liquidity of credit markets on our business and portfolio investments;

•	fluctuations in our quarterly operating results;

•	our ability to qualify and maintain our qualification as a RIC and as a business development company;

•	risks associated with the timing, form and amount of any dividends or distributions;

•	changes in laws or regulations applicable to us;

•	the general economy and its impact on the industries in which we invest;

•	risks associated with investing in small to mid-sized companies.

See “Risk Factors” and the other information included in this prospectus for additional discussion of factors you should carefully consider before deciding to invest in shares of our common stock.

THE OFFERING

Common stock offered by us	3,400,000 shares

Over-allotment option	433,333 shares

Common stock to be outstanding immediately after this offering
5,647,723 shares, excluding (i) 433,333 shares of common stock issuable pursuant to the over-allotment option granted to the underwriters and (ii)  warrants to purchase 338,841 shares of common stock (assuming no such warrants are exercised before consummation of this offering)

NASDAQ Capital Market symbol	“HCAP”

Use of proceeds
We estimate that we will receive net proceeds from our sale of shares of common stock in this offering of approximately $49.7 million (approximately $55.8 million if the underwriters exercise their over-allotment option to purchase additional shares in full), after deducting underwriting discounts and commissions and estimated offering expenses payable by us. We intend to use a portion of the net proceeds of this offering to repay all of the indebtedness outstanding under our senior secured revolving credit facility with JMP Group. In addition, we plan to use the remaining net proceeds of this offering to make new investments in portfolio companies in accordance with our investment objective and strategies as described in this prospectus and for general working capital purposes. We will also pay operating expenses, including management and administrative fees, and may pay other expenses such as due diligence expenses of potential new investments, from the net proceeds of this offering. Pending such use, we will invest the remaining net proceeds of this offering primarily in cash, cash equivalents, U.S. government securities and other high-quality debt investments that mature in one year or less from the date of investment. See “Use of Proceeds.”

Investment Advisory and Management Agreement
We have entered into an investment advisory and management agreement with our investment adviser, under which our investment adviser, subject to the overall supervision of our board of directors, manages our day-to-day operations and provides investment advisory services to us.  Our investment adviser will receive a fee for its services under the investment advisory and management agreement consisting of two components—a base management fee and an incentive fee.  The base management fee will be calculated based on our gross assets (which includes assets acquired with the use of leverage and excludes cash and cash equivalents) at an annual rate of 2.0% on gross assets up to and including $350 million, 1.75% on gross assets above $350 million and up to and including $1 billion, and 1.5% on gross assets above $1 billion. The incentive fee will consist of two parts.  The first part will be calculated and payable quarterly in arrears and will equal 20% of our pre-incentive fee net investment income that exceeds a 2% quarterly (8% annualized) hurdle rate, subject to a catch-up provision measured at the end of each fiscal quarter.  The second part will be calculated and payable in arrears as of the end of each calendar year (or upon termination of the investment advisory and management agreement, as of the termination date) and will equal 20% of our realized capital gains on a cumulative basis from inception through the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees.
The incentive fee is subject to a total return requirement, which provides that no incentive fee in respect of our pre-incentive fee net investment income is payable except to the extent 20% of the cumulative net increase in net assets resulting from operations over the then current and 11 preceding calendar quarters exceeds the cumulative income and capital gains incentive fees accrued and/or paid for the 11 preceding quarters. As a result, the total return requirement acts to defer our obligation to pay our investment adviser an incentive fee to the extent that we have generated cumulative net decreases in assets resulting from operations over the trailing 12 quarters due to unrealized or realized net losses on our investments and even in the event that our pre-incentive fee net investment income exceeds the hurdle rate. Our investment adviser has agreed to waive its incentive fee for the year ending December 31, 2013 to the extent required to support a minimum annual dividend yield of 9% (which we anticipate will be paid on a monthly basis) based on our initial public offering price per share.

The investment advisory and management agreement may be terminated by either party without penalty by delivering written notice to the other party upon not more than 60 days’ written notice. See “Investment Advisory and Management Agreement.”

Administration Agreement
We have entered into an administration agreement with JMP Credit Advisors, under which JMP Credit Advisors (or one of its affiliates) oversees our financial records, prepares reports to our stockholders, leases office space to us, provides us with equipment and office services and generally monitors the payment of our expenses and the performance of administrative and professional services rendered to us by others. We reimburse JMP Credit Advisors for its costs in providing these services, though for the first year of the term of the agreement such payments will be capped such that the amounts payable to the administrator will not exceed $275,000. JMP Credit Advisors is affiliated with JMP Group.  See “Administration Agreement.” The existence of a cap, and the determination of a proper cap amount, in subsequent years will be determined by the mutual agreement of the independent members of our board of directors, on our behalf, and the administrator.

Distributions
In connection with certain RIC requirements described below in “— Taxation,” to the extent we have income available, we intend to distribute monthly dividends to stockholders beginning with our first full month after the completion of this offering, subject to market conditions. Our monthly distributions, if any, will be determined by our board of directors.

Taxation
We intend to elect to be treated, and intend to qualify thereafter, as a RIC under the Code, beginning with our first taxable year ending December 31, 2013. As a RIC, we generally will not have to pay corporate-level U.S. federal income taxes on any net ordinary income or capital gains that we distribute to our stockholders. To obtain and maintain RIC tax treatment, we must distribute at least 90% of our net ordinary income and net short-term capital gains in excess of our net long-term capital losses, if any. See “Distributions” and “Material U.S. Federal Income Tax Considerations.”

Borrowings
Upon completion of this offering and the formation transaction, and upon satisfaction of certain other closing conditions, we will have a senior secured revolving credit facility with JMP Group LLC that provides for up to $50 million in borrowings but permits us to reduce this maximum revolving amount unilaterally by giving notice to JMP Group.  In addition, we executed a commitment letter with City National Bank, dated as of March 20, 2013, for a secured revolving credit facility providing for borrowings of up to $20 million.  Borrowings under the CNB facility would be available for general corporate purposes and investments, including in senior and subordinated loans to middle market companies.  The closing of the CNB facility is contingent on a number of conditions.  If we are successful in securing the CNB facility, we intend to use borrowings for general corporate purposes and to make additional investments.  We cannot assure you that we will be able to enter into the CNB facility on the terms contemplated by the commitment letter, or at all. In the event the initial funding under the CNB facility does not occur on or before May 31, 2013, CNB’s commitment to provide the facility will expire, unless CNB otherwise agrees.  We will borrow additional money or issue debt securities within the levels permitted by the 1940 Act when the terms and conditions available are favorable to long-term investing and well-aligned with our investment strategy and portfolio composition in an effort to increase returns to our common stockholders. Borrowing involves significant risks. See “Risk Factors.”  Upon completion of this offering and the formation transaction, we intend to reduce the amount of available borrowings from JMP Group and enter into a single, combined senior secured credit facility with JMP Group and CNB having a maximum revolving amount of $50 million (with up to $30 million in borrowings provided by JMP Group and $20 million provided by CNB).  See “Management’s Discussion and Analysis of Financial Condition and Results of Operations – Borrowings.”

Trading at a Discount
Shares of closed-end investment companies frequently trade at a discount to their net asset value. The possibility that our shares may trade at a discount to our net asset value is separate and distinct from the risk that our net asset value per share may decline. Our net asset value immediately following this offering will reflect reductions resulting from the sales load and the amount of the organization and offering expenses paid by us. This risk may have a greater effect on investors expecting to sell their shares soon after completion of this public offering, and our shares may be more appropriate for long-term investors than for investors with shorter investment horizons. We cannot predict whether our shares will trade above, at or below net asset value.

Dividend Reinvestment Plan
We are adopting a dividend reinvestment plan for our stockholders. This will be an “opt out” dividend reinvestment plan. As a result, if we declare cash distributions, each stockholder’s cash distributions will be automatically reinvested in additional shares of our common stock unless they specifically “opt out” of our dividend reinvestment plan so as to receive cash distributions. Stockholders who receive distributions in the form of shares of common stock will be subject to the same federal income tax consequences as if they received their distributions in cash. See “Dividend Reinvestment Plan.”

Anti-Takeover Provisions
Our certificate of incorporation and bylaws, as well as certain statutory and regulatory requirements, contain certain provisions that may have the effect of discouraging a third party from making an acquisition proposal for us. These anti-takeover provisions may inhibit a change in control in circumstances that could give the holders of our common stock the opportunity to realize a premium over the market price for our common stock. See “Description of Capital Stock.”  In addition, our board of directors will be divided into three classes with the term of one class expiring at each annual meeting of stockholders. This structure is intended to provide us with a greater likelihood of continuity of management. A staggered board of directors also may serve to deter hostile takeovers or proxy contests, as may certain other measures we have adopted. See “Description of Capital Stock.”

Dilution
Based on the initial public offering price of $15.00 per share, purchasers in this offering will experience immediate dilution of approximately $0.23 per share. See “Risk Factors — Risks Related to this Offering and our Common Stock — Investors in this offering will incur immediate dilution upon the closing of this offering” and “Dilution.”

Available Information
We have filed with the SEC a registration statement on Form N-2 under the Securities Act of 1933  or the” Securities Act,” which contains additional information about us and the shares of our common stock being offered by this prospectus. After completion of this offering, we will be obligated to file periodic reports, proxy statements and other information with the SEC. This information will be available at the SEC’s public reference room at 100 F Street, NE, Washington, D.C. 20549. You may obtain information about the operation of the public reference room by calling the SEC at 1-800-SEC-0330. The SEC also maintains a website that contains such electronically filed information filed at http://www.sec.gov.

You may also obtain such information by contacting us at 450 Park Avenue, Suite 500, New York, New York 10022, or by calling us at (212) 906-3500.

FEES AND EXPENSES

The following table is intended to assist you in understanding the costs and expenses that an investor in this offering will bear directly or indirectly. However, we caution you that some of the percentages indicated in the table below are estimates and may vary.  The following table and example should not be considered a representation of our future expenses. Actual expenses may be greater or less than shown.  Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by “you” or “us” or that “we” will pay fees or expenses, stockholders will indirectly bear such fees or expenses as investors in the Company.

Stockholder Transaction Expenses
Sales Load (as a percentage of offering price)	1.1%	(1)
Offering Expenses (as a percentage of offering price)	1.5%	(2)
Dividend Reinvestment Plan Fees	None (3)

Total Stockholder Transaction Expenses (as a percentage of offering price)	2.6%

Annual Expenses (as a Percentage of Net Assets Attributable to Common Stock)
Management Fee	3.33%	(4)
Incentive Fees Payable Under the Investment Advisory and Management Agreement (20% of investment income and capital gains)	6.71%	(5)
Interest Payments on Borrowed Funds	4.17%	(6)
Other Expenses (estimated for the current fiscal year)	2.06%

Total Annual Expenses (estimated)	16.27%	(7)

(1)
The underwriting discounts and commissions with respect to shares sold in this offering, which are one-time fees to the underwriters in connection with this offering, are the only sales load being paid in connection with this offering.  The sales load due to the underwriters is 6.0% of the offering price.  HCAP Advisors LLC has agreed to pay to the underwriters a portion of the sales load in the amount of $2.5 million, or $0.7353 per share, for a net sales load of $0.1647 per share. We are not obligated to repay the portion of the sales load paid by HCAP Advisors LLC.

(2)	Amount reflects estimated offering expenses of approximately $750,000.

(3)	The expenses of the dividend reinvestment plan are included in “Other Expenses.” See “Dividend Reinvestment Plan.”

(4)
Our base management fee under the investment advisory and management agreement is based on our gross assets, which includes assets acquired using leverage and excludes cash and cash equivalents. In particular, the base management fee will be calculated at an annual rate of 2.0% on gross assets up to and including $350 million, 1.75% on gross assets above $350 million and up to and including $1 billion, and 1.5% on gross assets above $1 billion.  The base management fee, as a percentage of net assets, referenced in the table above assumes 40% of our assets are acquired with debt and 60% with equity.  See “Investment Advisory and Management Agreement.”

(5)
We may have capital gains and interest income that could result in us paying an incentive fee to our investment adviser in the first year after completion of this offering.  The incentive fee payable in this example above is based upon the actual results for the Company for the year ended December 31, 2012.  However, the incentive fee payable is based on our performance and will not be paid unless we achieve certain goals.

The incentive fee consists of two parts:

The first part, which is payable quarterly in arrears, will equal 20% of the excess, if any, of our “Pre-Incentive Fee Net Investment Income” over a 2% quarterly (8% annualized) hurdle rate and a “catch-up” provision measured as of the end of each calendar quarter. Under this provision, in any calendar quarter, our investment adviser receives no incentive fee until our net investment income equals the hurdle rate of 2% but then receives, as a “catch-up,” 100% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 2.50%. The effect of this provision is that, if pre-incentive fee net investment income exceeds 2.50% in any calendar quarter, our investment adviser will receive 20% of our pre-incentive fee net investment income as if a hurdle rate did not apply. The first part of the incentive fee will be computed and paid on income that may include interest that is accrued but not yet received in cash. The incentive fee is subject to a total return requirement, which provides that no incentive fee in respect of our pre-incentive fee net investment income is payable except to the extent 20% of the cumulative net increase in net assets resulting from operations over the then current and 11 preceding calendar quarters exceeds the cumulative income and capital gains incentive fees accrued and/or paid for the 11 preceding quarters. As a result, the total return requirement acts to defer our obligation to pay our investment adviser an incentive fee to the extent that we have generated cumulative net decreases in assets resulting from operations over the trailing 12 quarters due to unrealized or realized net losses on our investments and even in the event that our pre-incentive fee net investment income exceeds the hurdle rate.

The second part of the incentive fee will equal 20% of our “Incentive Fee Capital Gains,” if any, which will equal our realized capital gains on a cumulative basis from inception through the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees. The second part of the incentive fee will be payable, in arrears, at the end of each calendar year (or upon termination of the investment advisory and management agreement, as of the termination date), commencing with the year ending December 31, 2013.

We will record an expense accrual relating to the second part of the incentive fee payable by us to our investment adviser when the unrealized gains on our investments exceed all realized capital losses on our investments given the fact that a capital gains incentive fee would be owed to the investment adviser if we were to liquidate our investment portfolio at such time.  The actual incentive fee payable to our investment adviser related to capital gains will be determined and payable in arrears at the end of each fiscal year and will include only realized capital gains for the period.

Our investment adviser has agreed to waive its incentive fee for the year ending December 31, 2013 to the extent required to support a minimum annual dividend yield of 9% (to be paid on a monthly basis) based on our initial public offering price per share.

(6)
We intend to continue to borrow funds from time to time to make investments to the extent we determine that the economic situation is conducive to doing so.  The costs associated with any outstanding indebtedness are indirectly borne by our stockholders.  Upon completion of this offering and the formation transaction, and using proceeds from this offering, we will not have any amounts  outstanding under our existing senior secured credit facility with JMP Group.  The table assumes (a) we borrow for investment purposes up to an amount equal to 40% of our investments and have $24.5 million drawn on our credit facility with JMP Group and (b) that the interest expense, the unused fee and the one year portion of the aggregate deferred financing costs is $1.5 million.  The interest rate on our amended credit facility with JMP Group will be LIBOR plus 4.50% with a LIBOR floor of 1.50% and carries an unused fee of 0.50%.  The leverage assumption of 40% described above is an estimate of future borrowing levels.  However, our average leverage will likely be less than 40% during our first year since we will be paying our debt balance down to $0.0 million with the proceeds of this offering.

(7)
“Total annual expenses” as a percentage of net assets attributable to common stock are higher than the total annual expenses percentage would be for a company that is not leveraged. We borrow money to leverage our net assets and increase our total assets. The SEC requires that the “Total annual expenses” percentage be calculated as a percentage of net assets attributable to common stock (defined as total assets less indebtedness and after taking into account any incentive fees payable during the period), rather than the total assets, including assets that have been funded with borrowed monies. The reason for presenting expenses as a percentage of net assets attributable to common stock is that our common stockholders bear all of our fees and expenses.

Example

The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our common stock. In calculating the following expense amounts, we have assumed that our borrowings and annual operating expenses remain at the levels set forth in the table above, and that you would pay a sales load of 1.1% (the underwriting discount to be paid by us with respect to common stock sold by us in this offering).

	1 Year	3 Years	5 Years	10 Years

You would pay the following expenses on a $1,000 investment, assuming a 5% annual return	$131.40	$342.81	$554.23	$1,082.77

While the example assumes, as required by the applicable rules of the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. The incentive fee is assumed to be derived completely from capital gains and not interest income. As such, there is no hurdle to reach before this portion of the incentive fee is earned by our investment adviser. The table assumes that 20% of the 5% return is paid to our investment adviser. If we achieve sufficient returns on our investments, including through interest income and the realization of capital gains, to trigger an incentive fee of a material amount, our distributions to our common stockholders and our expenses would likely be higher. See “Investment Advisory and Management Agreement — Examples of Incentive Fee Calculation” for additional information regarding the calculation of incentive fees.  In addition, while the example assumes reinvestment of all distributions at net asset value, participants in our dividend reinvestment plan will receive a number of shares of our common stock, determined by dividing the total dollar amount of the distribution payable to a participant by the greater of (a) the current net asset value per share of our common stock and (b) 95% of the market price per share of our common stock at the close of trading on the payment date fixed by our board of directors.

SELECTED FINANCIAL AND OTHER DATA

Harvest Capital Credit LLC is considered to be our predecessor for accounting purposes and its financial statements are our historical financial statements. We have derived the following selected financial information as of and for the year ended December 31, 2012, and as of December 31, 2011 and for the period from September 6, 2011 (Commencement of Operations) through December 31, 2011 from Harvest Capital Credit LLC’s financial statements included elsewhere in this prospectus, which have been audited by PricewaterhouseCoopers LLP, our independent registered public accounting firm. Due to the commencement of our operations in September 2011, we cannot provide a comparison of the twelve months ended December 31, 2012, relative to the same twelve month period in 2011.

The financial and other information below should be read in conjunction with “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and our financial statements included elsewhere in this prospectus.

	Year Ended December 31, 2012	September 6, 2011 (commencement of operations) through December 31, 2011

Statement of Operations Data:
Interest income	$3,772,910	$229,767
Other income	40,000	-
Net investment income (loss)	1,378,764	(177,758)
Realized gain on investments	327,091	-
Net unrealized increase (decrease) of investments	1,981,004	(23,399)
Net increase (decrease) in net assets resulting from operations	3,686,859	(201,157)
Other Data:
Dollar-weighted average annualized yield	16.84%	15.04%
Number of portfolio companies at period end	13	3

Per Share:
Earnings (losses) per common unit (basic)	$4.22	$(1.03)
Earnings (losses) per common unit (diluted)	$4.10	$(1.03)
Net investment income (loss) per unit (basic)	$1.58	$(0.91)
Net investment income (loss) per unit (diluted)	$1.53	$(0.91)
Dividends declared per common unit (basic)	$1.24	$0.375

	As of December 31, 2012	As of December 31, 2011

Statement of Asset and Liabilities Data:
Gross investments	$41,511,318	$7,692,100
Cash and cash equivalents	7,639,801	2,756,475
Total assets	49,745,038	10,837,612
Borrowings	28,226,666	4,686,666
Total liabilities	29,777,936	5,079,149
Mezzanine equity	160,775	50,400
Total net assets	19,806,327	5,708,063

RISK FACTORS

Investing in our common stock involves a high degree of risk. Before you invest in our common stock, you should be aware of various risks, including those described below. You should carefully consider these risks, together with all of the other information included in this prospectus, before you decide whether to make an investment in our common stock. The risks set forth below are not the only risks we face. If any of the following risks occur, our business, financial condition and results of operations could be materially adversely affected. In such case, our net asset value and the value of our common stock could decline, and you may lose all or part of your investment.

We are a new company with limited operating history, and as a result, you will have a limited basis on which to evaluate our ability to achieve our business objective.

We were formed in February 2011 and commenced operations in September 2011. As a result, we are subject to all of the business risks and uncertainties associated with any new business, including the risk that we will not achieve our investment objective and that the value of your investment could decline substantially.

We are dependent upon our investment adviser’s key personnel for our future success.

Our day-to-day investment operations will be managed by our investment adviser, subject to oversight and supervision by our board of directors.  As a result, we will depend on the diligence, skill and network of business contacts of the principals of our investment adviser.  These individuals have critical industry experience and relationships that we will rely on to implement our business plan. If our investment adviser loses the services of these individuals, we may not be able to operate our business as we expect, and our ability to compete could be harmed, which could cause our operating results to suffer.  In addition, we can offer no assurance that HCAP Advisors will remain our investment adviser.

The investment professionals of our investment adviser may in the future become affiliated with entities engaged in business activities similar to those intended to be conducted by us, and may have conflicts of interest in allocating their time. We expect that these investment professionals will dedicate a significant portion of their time to our investment activities; however, they may in the future engage in other business activities which could divert their time and attention from our investment activities.

Our business model depends to a significant extent upon strong referral relationships of the principals of our investment adviser, and their inability to maintain or develop these relationships, as well as the failure of these relationships to generate investment opportunities, could adversely affect our business.

We expect that the principals of our investment adviser will maintain their relationships with financial institutions, private equity and other non-bank investors, investment bankers, commercial bankers, attorneys, accountants and consultants, and we will rely to a significant extent upon these relationships to provide us with potential investment opportunities. If the principals of our investment adviser fail to maintain their existing relationships or develop new relationships with other sponsors or sources of investment opportunities, we will not be able to grow our investment portfolio.  In addition, individuals with whom the principals of our investment adviser have relationships are not obligated to provide us with investment opportunities, and, therefore, there is no assurance that such relationships will generate investment opportunities for us.

Our financial condition and results of operations will depend on our ability to manage our business and our future growth effectively.

Our ability to achieve our investment objective will depend on our ability to manage and grow our business.  This will depend, in turn, on our investment adviser’s ability to identify, invest in and monitor companies that meet our investment criteria.

Accomplishing this result on a cost-effective basis will be largely a function of our investment adviser’s structuring and execution of the investment process, its ability to provide competent, attentive and efficient services to us and our access to financing on acceptable terms.  The principals of our investment adviser will have substantial responsibilities under the investment advisory and management agreement.  Such demands on their time may distract them or slow our rate of investment.  In order to grow, our investment adviser will need to hire, train, supervise and manage new employees.  However, we can offer no assurance that any such employees will contribute effectively to the work of our investment adviser. Any failure to manage our future growth effectively could have a material adverse effect on our business, financial condition and results of operations.

We provide debt and equity capital primarily to small and mid-sized companies, which may present a greater risk of loss than providing debt and equity capital to larger companies.

Our portfolio will consist primarily of debt and equity investments in small and mid-sized companies.  Compared to larger companies, small and mid-sized companies generally have more limited access to capital and higher funding costs, may be in a weaker financial position and may need more capital to expand, compete and operate their business.  In addition, many small and mid-sized companies may be unable to obtain financing from the public capital markets or other traditional sources, such as commercial banks, in part because loans made to these types of companies entail higher risks than loans made to companies that have larger businesses, greater financial resources or are otherwise able to access traditional credit sources on more attractive terms.

A variety of factors may affect the ability of borrowers to make scheduled payments on loans, including failure to satisfy financial targets and covenants, a downturn in a borrower’s industry or changes in the economy in general. In addition, investing in small and mid-sized companies in general involves a number of significant risks, including that small and mid-sized companies:

•
may have limited financial resources and may be unable to meet their obligations under their debt securities that we hold, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of us realizing any guarantees we may have obtained in connection with our investment;

•
typically have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render small and mid-sized companies more vulnerable to competitors’ actions and market conditions, as well as general economic downturns;

•
are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on our portfolio company and, in turn, on us;

•
generally have less predictable operating results, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position;

•
may from time to time be parties to litigation and our executive officers, directors and our investment adviser may, in the ordinary course of business, be named as defendants in litigation arising from our investments in the portfolio companies;

•	may have difficulty accessing the capital markets to meet future capital needs, which may limit their ability to grow or to repay their outstanding indebtedness upon maturity; and

•
may be particularly vulnerable to changes in customer preferences and market conditions, depend on a limited number of customers, and face intense competition, including from companies with greater financial, technical, managerial and marketing resources.

Any of these factors or changes thereto could impair a small and mid-sized company’s financial condition, results of operation, cash flow or result in other adverse events, such as bankruptcy, any of which could limit a borrower’s ability to make scheduled payments on our loans.  This, in turn, could result in losses in our loan portfolio and a decrease in our net interest income and net asset value.

There may be uncertainty as to the value of our portfolio investments.

Substantially all of our portfolio investments will be in the form of securities that are not publicly traded. The fair value of securities and other investments that are not publicly traded may not be readily determinable. We will value these securities at fair value as determined in good faith by our board of directors and in accordance with generally accepted accounting principles in the United States, or “GAAP.” Our board of directors will utilize the services of independent valuation firms to aid it in determining the fair value of these securities. The factors that may be considered in fair value pricing our investments include the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings, the markets in which the portfolio company does business, comparison to publicly traded companies, discounted cash flow, enterprise value and other relevant factors. Because such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, they may fluctuate over short periods of time and may be based on estimates, our determinations of fair value may differ materially from the values that would have been used if a ready market for these securities existed. Our net asset value could be adversely affected if our determinations regarding the fair value of our investments were materially higher than the values that we ultimately realize upon the disposal of such securities.

We may experience fluctuations in our operating results.

We could experience fluctuations in our operating results due to a number of factors, including the interest rate payable on the debt securities we acquire, the default rate on such securities, the level of our expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets and general economic conditions. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods.

There may be significant potential conflicts of interest in the future which could impact our investment returns.

The investment professionals of our investment adviser may in the future serve as officers, directors, principals, portfolio managers or advisers of or to entities that operate in the same or a related line of business as we do or of investment funds, accounts or vehicles managed by our investment adviser or its affiliates.  Accordingly, they may in the future have obligations to investors in those funds, accounts or vehicles, the fulfillment of which obligations might not be in the best interests of us or our stockholders.  We also note that any investment fund, account or vehicle managed by our investment adviser or its affiliates in the future may have overlapping investment objectives with our own and, accordingly, may invest in asset classes similar to those targeted by us.  We intend to co-invest with investment funds, accounts and vehicles managed by our investment adviser where doing so is consistent with our investment strategy as well as applicable law and SEC staff interpretations. Without an exemptive order from the SEC (as described below), we generally will only be permitted to co-invest with such investment funds, accounts and vehicles when the only term that is negotiated is price.  When we invest alongside other investment funds, accounts and vehicles managed by our investment adviser, we expect our investment adviser to make such investments on our behalf in a fair and equitable manner consistent with our investment objective and strategies so that we are not disadvantaged in relation to any other future client of our investment adviser.  In situations where co-investment alongside other investment funds, accounts and vehicles managed by our investment adviser is not permitted or appropriate, such as when there is an opportunity to invest in different securities of the same issuer, our investment adviser will need to decide whether we or such other entity or entities will proceed with the investment.  Our investment adviser will make these determinations based on its policies and procedures, which generally require that such opportunities be offered to eligible accounts on an alternating basis that will be fair and equitable over time.  Although our investment adviser will endeavor to allocate investment opportunities in a fair and equitable manner in such event, it is possible that we may not be given the opportunity to participate in certain investments made by such other funds that are consistent with our investment objective.

We will need to obtain exemptive relief from the SEC in order to co-invest with such affiliated investment vehicles in some circumstances.  If we apply for such relief, there are no assurances that we will receive the requested relief, and any such order will be subject to certain terms and conditions.  As a result, our investment adviser may in the future face conflicts in the allocation of investment opportunities as between us and such other entities.

A conflict of interest may arise with respect to our investment adviser’s actions under our secured revolving credit facility given that the lender under the credit facility is JMP Group, which has significant influence over our investment adviser.

Upon completion of this offering and the formation transaction, we will have a secured revolving credit facility with JMP Group.  As a result, our investment adviser may face conflicts of interests in connection with making business decisions for us, including investment decisions, to the extent that such decisions would negatively impact JMP Group’s rights under the credit facility.  This conflict could be exacerbated by the fact that Messrs. Jolson and Mack are officers and directors of JMP Group and thus have fiduciary obligations to its shareholders. In addition, our investment adviser may face conflicts of interests in connection with seeking waivers or concessions under the credit facility on our behalf given that the lender under the credit facility is JMP Group.  Moreover, the results of any negotiations regarding such waivers or concessions may not be as favorable to us as if they had been negotiated with an unaffiliated third party.  Our investment adviser may also choose not to enforce, or to enforce less vigorously, our rights and remedies under the credit facility. Finally, we have entered into an investment advisory and management agreement with our investment adviser that provides for its receipt of a management fee from us that will be based on the value of our gross assets.  Because the management fee will be based on the value of our gross assets, our investment adviser will benefit when we incur debt or use leverage. This fee structure may discourage JMP Group from taking prudent lending actions with respect to the secured revolving credit facility, including not limiting our ability to borrow under the secured revolving credit facility when it may be in our best interest for us not to be able to do so, because of the benefit that additional borrowings will have on the management fee payable by us to our investment adviser under the investment advisory and management agreement.  The annual rate at which the management fee is calculated, however, reduces as the size of our gross assets increases, with the management fee being 2.0% on our gross assets up to and including $350 million, 1.75% on gross assets above $350 million and up to and including $1 billion, and 1.5% on gross assets above $1 billion.

Our ability to borrow under our secured revolving credit facility with JMP Group depends, in part, on the availability of funds to JMP Group under a similar credit facility with a third-party lender.

In order to provide us with our secured revolving credit facility, JMP Group amended its credit facility with a third party lender to include a revolving line of credit in an aggregate principal amount of up to $30 million, which, subject to certain terms and conditions, will provide JMP Group the funding to make the loans under our secured revolving credit facility. A default by JMP Group under its credit facility, which results in the acceleration of the debt thereunder, will constitute a default by us under our credit facility. Similarly, we may be unable to borrow under our credit facility during the revolving period if JMP Group is restricted from borrowing under its credit facility or if proceeds thereunder are otherwise unavailable for lending to us.

Our incentive fee may induce our investment adviser to pursue speculative investments.

The incentive fee payable by us to our investment adviser may create an incentive for our investment adviser to pursue investments on our behalf that are risky or more speculative than would be the case in the absence of such compensation arrangement. Our investment adviser will receive the incentive fee based, in part, upon net capital gains realized on our investments. Unlike that portion of the incentive fee based on income, there is no hurdle rate applicable to the portion of the incentive fee based on net capital gains. As a result, the investment adviser may have a tendency to invest more capital in investments that are likely to result in capital gains as compared to income producing securities. Such a practice could result in our investing in more speculative securities than would otherwise be the case, which could result in higher investment losses, particularly during economic downturns.

The incentive fee payable by us to our investment adviser also may induce it to invest on our behalf in instruments that have a deferred interest feature, such as PIK interest. Under these investments, we would accrue the interest over the life of the investment but would not receive the cash income from the investment until the end of the investment’s term, if at all. Our net investment income used to calculate the income portion of our incentive fee, however, includes accrued interest. Thus, a portion of the incentive fee would be based on income that we have not yet received in cash and may never receive in cash if the portfolio company is unable to satisfy such interest payment obligation to us. While we may make incentive fee payments on income accruals that we may not collect in the future and with respect to which we do not have a formal “claw back” right against our investment adviser per se, the amount of accrued income written off in any period will reduce the income in the period in which such write-off was taken and thereby reduce or have the effect of eliminating such period’s incentive fee payment. However, in light of the 2% quarterly hurdle rate relating to the income incentive fee payable to our investment adviser, the reduction in such period’s income incentive fee may not correlate perfectly with the benefit, if any, previously received by the investment adviser with respect to the income incentive fee at the time of the accrual of such income.

Finally, the fact that the  incentive fee payable to our investment adviser is calculated based on a percentage of our return on invested capital may encourage our investment adviser to use leverage to increase the return on our investments. Under certain circumstances, the use of leverage may increase the likelihood of default, which would impair the value of our common stock.

Changes in laws or regulations governing our operations may adversely affect our business.

We and our portfolio companies will be subject to laws and regulations at the local, state and federal levels. These laws and regulations, as well as their interpretation, may be changed from time to time. Accordingly, any change in these laws or regulations could have a material adverse effect on our business.

We are an “emerging growth company” and we cannot be certain if the reduced disclosure requirements applicable to emerging growth companies will make our shares of common stock less attractive to investors.

We are an “emerging growth company,” as defined in the Jumpstart Our Business Startups Act of 2012, or the “JOBS Act”, and we intend to take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not “emerging growth companies” including, but not limited to, not being required to comply with the auditor attestation requirements of Section 404(b) of the Sarbanes-Oxley Act of 2002. We cannot predict if investors will find shares of our common stock less attractive because we will rely on these exemptions. If some investors find our shares of common stock less attractive as a result, there may be a less active trading market for our shares and our share price may be more volatile.

In addition, Section 107 of the JOBS Act also provides that an “emerging growth company” can take advantage of the extended transition period provided in Section 7(a)(2)(B) of the Securities Act, for complying with new or revised accounting standards. In other words, an “emerging growth company” can delay the adoption of certain accounting standards until those standards would otherwise apply to private companies. We are choosing to take advantage of the extended transition period for complying with new or revised accounting standards, which may make it more difficult for investors and securities analysts to evaluate us since our financial statements may not be comparable to companies that comply with public company effective dates and may result in less investor confidence.  We will remain an emerging growth company until the earlier of (a) the last day of the fiscal year (i) following the fifth anniversary of the completion of this offering, (ii) in which we have total annual gross revenue of at least $1 billion, or (iii) in which we are deemed to be a large accelerated filer, which means the market value of our common stock that is held by non-affiliates exceeds $700 million as of the prior June 30th, and (b) the date on which we have issued more than $1 billion in non-convertible debt during the prior three-year period.

If we fail to maintain an effective system of internal control over financial reporting, we may not be able to accurately report our financial results or prevent fraud. As a result, stockholders could lose confidence in our financial and other public reporting, which would harm our business and the trading price of our common stock.

Effective internal controls over financial reporting are necessary for us to provide reliable financial reports and, together with adequate disclosure controls and procedures, are designed to prevent fraud. Any failure to implement required new or improved controls, or difficulties encountered in their implementation could cause us to fail to meet our reporting obligations. In addition, any testing by us conducted in connection with Section 404 of the Sarbanes-Oxley Act, or the subsequent testing by our independent registered public accounting firm (when undertaken, as noted below), may reveal deficiencies in our internal control over financial reporting that are deemed to be material weaknesses or that may require prospective or retroactive changes to our financial statements or identify other areas for further attention or improvement. Inferior internal controls could also cause investors to lose confidence in our reported financial information, which could have a negative effect on the trading price of our common stock.

We will be required to disclose changes made in our internal control on financial reporting on a quarterly basis and our management will be required to assess the effectiveness of these controls annually. However, for as long as we are an “emerging growth company” under the recently enacted JOBS Act, our independent registered public accounting firm will not be required to attest to the effectiveness of our internal control over financial reporting pursuant to Section 404. We could be an emerging growth company for up to five years.  An independent assessment of the effectiveness of our internal controls could detect problems that our management’s assessment might not. Undetected material weaknesses in our internal controls could lead to financial statement restatements and require us to incur the expense of remediation.

Our status as an “emerging growth company” under the JOBS Act may make it more difficult to raise capital as and when we need it.

Because of the exemptions from various reporting requirements provided to us as an “emerging growth company” and because we will have an extended transition period for complying with new or revised financial accounting standards, we may be less attractive to investors and it may be difficult for us to raise additional capital as and when we need it.  Investors may be unable to compare our business with other companies in our industry if they believe that our financial accounting is not as transparent as other companies in our industry.  If we are unable to raise additional capital as and when we need it, our financial condition and results of operations may be materially and adversely affected.

Because we borrow money in connection with our investment activities, the potential for gain or loss on amounts invested in us is magnified and may increase the risk of investing in us.

Borrowings, also known as leverage, magnify the potential for gain or loss on invested equity capital. As we use leverage to partially finance our investments, you will experience increased risks associated with investing in our common stock.  If the value of our assets increases, then leveraging would cause the net asset value attributable to our common stock to increase more sharply than it would have had we not utilized leverage. Conversely, if the value of our assets decreases, leveraging would cause net asset value to decline more sharply than it otherwise would have had we not utilized leverage. Similarly, any increase in our income in excess of interest payable on the borrowed funds would cause our net investment income to increase more than it would without the leverage, while any decrease in our income would cause our net investment income to decline more sharply than it would have had we not borrowed. Such a decline could negatively affect our ability to make distributions to our stockholders.

At December 31, 2012, we had $28.2 million of outstanding indebtedness, which would have an annualized interest cost of 6.03% under the terms of our credit facility with JMP Group upon completion of this offering, to the extent the amount remains outstanding.  In order for us to cover these annualized interest payments on indebtedness, we must achieve annual returns on our investments of at least 4.10%.

Illustration. The following table illustrates the effect of leverage on returns from an investment in our common stock assuming various annual returns, net of expenses. The calculations in the table below are hypothetical and actual returns may be higher or lower than those appearing below.

Assumed Return on Our Portfolio
(net of expenses)
	-10%	-5%	0%	5%	10%

C Corresponding return to stockholder	-30%	-19%	-9%	2%	12%

1) Assumes (i) $41.5 million in investments at December 31, 2012, (ii) $28.2 million in outstanding indebtedness at December 31, 2012, (iii) $19.8 million in net assets at December 31, 2012 and (iv) average cost of funds of 6.03% which is the estimated borrowing cost on our credit facility with JMP Group upon completion of this offering.

Changes in interest rates may affect our cost of capital and net investment income.

We leverage our investments with borrowed money and plan to continue doing so.  As a result our net investment income will depend, in part, upon the difference between the rate at which we borrow funds and the rate at which we invest those funds. Thus, we can offer no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income in the event we use debt to finance our investments.

Provisions of the Delaware General Corporation Law and our certificate of incorporation and bylaws could deter takeover attempts and have an adverse impact on the price of our common stock.

The Delaware General Corporation Law and our certificate of incorporation and bylaws contain provisions that may have the effect of discouraging, delaying or making difficult a change in control of our company or the removal of our incumbent directors. The existence of these provisions, among others, may have a negative impact on the price of our common stock and may discourage third-party bids for ownership of our company. These provisions may prevent any premiums being offered to you for our common stock.

The investment advisory and management agreement with our investment adviser and the administration agreement with our administrator were not negotiated on an arm’s length basis and may not be as favorable to us as if they had been negotiated with an unaffiliated third party.

The investment advisory and management agreement with our investment adviser and the administration agreement with our administrator were negotiated between related parties.  Consequently, their terms, including fees payable to our investment adviser, may not be as favorable to us as if they had been negotiated with an unaffiliated third party.  In addition, we may choose not to enforce, or to enforce less vigorously, our rights and remedies under these agreements because of our desire to maintain our ongoing relationship with JMP Group and its respective affiliates.

Our board of directors may change our investment objective, operating policies and strategies without prior notice or stockholder approval.

Our board of directors has the authority to modify or waive certain of our operating policies and strategies without prior notice and without stockholder approval. However, absent stockholder approval, we may not change the nature of our business so as to cease to be, or withdraw our election as, a business development company. We cannot predict the effect any changes to our current operating policies and strategies would have on our business, operating results and value of our securities. Nevertheless, the changes may adversely affect our business and affect our ability to make distributions.

The involvement of our investment adviser’s investment professionals in our valuation process may create conflicts of interest.

Our portfolio investments are generally not in publicly traded securities. As a result, the values of these securities are not readily available. We value these securities at fair value as determined in good faith by our board of directors. In connection with that determination, investment professionals from our investment adviser prepare portfolio company valuations based upon the most recent portfolio company financial statements available and projected financial results of each portfolio company. The participation of our investment adviser’s investment professionals in our valuation process could result in a conflict of interest as our investment adviser’s management fee is based on our gross assets.

Our investment adviser has the right to resign on 60 days’ notice, and we may not be able to find a suitable replacement within that time, resulting in a disruption in our operations that could adversely affect our financial condition, business and results of operations.

Our investment adviser has the right, under the investment advisory and management agreement, to resign at any time upon not less than 60 days’ written notice, whether we have found a replacement or not. If our investment adviser resigns, we may not be able to find a new investment adviser or hire internal management with similar expertise and ability to provide the same or equivalent services on acceptable terms within 60 days, or at all. If we are unable to do so quickly, our operations are likely to experience a disruption, our financial condition, business and results of operations as well as our ability to pay distributions are likely to be adversely affected and the market price of our shares may decline. In addition, the coordination of our internal management and investment activities is likely to suffer if we are unable to identify and reach an agreement with a single institution or group of executives having the expertise possessed by our investment adviser and its affiliates. Even if we are able to retain comparable management, whether internal or external, the integration of such management and their lack of familiarity with our investment objective may result in additional costs and time delays that may adversely affect our financial condition, business and results of operations.

Economic recessions or downturns could impair our portfolio companies and harm our operating results.

Many of our portfolio companies will be susceptible to economic slowdowns or recessions and may be unable to repay our loans during such periods.   Therefore, our non-performing assets will likely increase and the value of our portfolio will likely decrease during these economic conditions.  Adverse economic conditions also may decrease the value of collateral securing some of our loans and the value of our equity investments.  Further, economic slowdowns or recessions could lead to financial losses in our portfolio and a decrease in revenues, net income and assets. Unfavorable economic conditions also could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. These events could prevent us from increasing investments and harm our operating results.

A portfolio company’s failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, termination of its loans and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize such portfolio company’s ability to meet its obligations under debt securities that we hold.  We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting portfolio company.  In addition, if one of our portfolio companies were to go bankrupt, even if we had structured our interest as senior debt, depending on the facts and circumstances, including the extent to which we actually provided managerial assistance to that portfolio company, a bankruptcy court might re-characterize our debt holding and subordinate all or a portion of our claim to that of other creditors.

The current state of the economy and financial markets increases the likelihood of adverse effects on our financial position and results of operations.

 The U.S. capital markets experienced extreme volatility and disruption over the past several years, leading to recessionary conditions and depressed levels of consumer and commercial spending. Disruptions in the capital markets increased the spread between the yields realized on risk-free and higher risk securities, resulting in illiquidity in parts of the capital markets. While recent indicators suggest improvement in the capital markets, we cannot provide any assurance that these conditions will not worsen. If these conditions continue or worsen, the prolonged period of market illiquidity may have an adverse effect on our business, financial condition, and results of operations. Unfavorable economic conditions also could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. These events could limit our investment originations, limit our ability to grow and negatively impact our operating results.

  In addition, to the extent that weak economic conditions continue or worsen, the financial results of small to mid-sized companies, like those in which we intend to invest, may experience deterioration, which could ultimately lead to difficulty in meeting debt service requirements and an increase in defaults. Additionally, the end markets for certain small to mid-sized companies’ products and services have experienced, and continue to experience, negative economic trends.  The performances of certain small to mid-sized companies have been, and may continue to be, negatively impacted by these economic or other conditions, including the small to mid-sized companies in which we may invest.

We operate in a highly competitive market for investment opportunities.

We face competition from entities that also make the types of investments that we plan to make. We will compete with public and private funds, commercial and investment banks, commercial financing companies and, to the extent they provide an alternative form of financing, private equity funds. Many of our potential competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. For example, some competitors may have a lower cost of funds and access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments than we do, which could allow them to consider a wider variety of investments and establish more relationships than us. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act will impose on us. We cannot assure you that the competitive pressures we face will not have a material adverse effect on our business, financial condition and results of operations. Also, as a result of this competition, we may not be able to take advantage of attractive investment opportunities from time to time, and we can offer no assurance that we will be able to identify and make investments that are consistent with our investment objective.

We will not seek to compete primarily based on the interest rates we will offer, and we believe that some of our competitors may make loans with interest rates that will be comparable to or lower than the rates we offer. We may lose investment opportunities if we do not match our competitors’ pricing, terms and structure. However, if we match our competitors’ pricing, terms and structure, we may experience decreased net interest income and increased risk of credit loss.

Our investments may be risky, and you could lose all or part of your investment in us.

We anticipate that our portfolio will consist primarily of directly originated investments in subordinated and senior debt made to private or thinly-traded public U.S. small and mid-sized companies.  In addition, we may make non-control, equity co-investments in these companies in conjunction with our debt investments.

Subordinated debt investments.    We generally intend to structure our subordinated debt with a security interest that ranks junior to a company’s secured debt in priority of payment, but senior to a company’s preferred or common stock.  As such, other creditors will rank senior to us in the event of insolvency, which may result in an above average amount of risk and loss of principal.

Senior debt investments.    We will invest, to a lesser extent, in senior debt of small and mid-sized companies.  Senior debt investments will typically be secured by the assets of the portfolio company, including a pledge of the capital stock of the portfolio company’s subsidiaries, and will be senior to all other junior capital in terms of payment priority.  There is, however, a risk that the collateral securing these loans may decrease in value over time, may be difficult to sell in a timely manner, may be difficult to appraise and may fluctuate in value based upon the success of the portfolio company and market conditions, including as a result of the inability of the portfolio company to raise additional capital, and, in some circumstances, our lien could be subordinated to claims of other creditors. In addition, deterioration in a portfolio company’s financial condition and prospects, including its inability to raise additional capital, may be accompanied by deterioration in the value of the collateral for the loan. Consequently, the fact that a loan is secured does not guarantee that we will receive principal and interest payments according to the loan’s terms, or at all, or that we will be able to collect on the loan should we be forced to enforce our remedies.

Equity investments.    When we invest in subordinated debt or senior debt, we may acquire equity securities as well. In addition, we may invest directly in the equity securities of portfolio companies. Our goal is ultimately to dispose of such equity interests and realize gains upon our disposition of such interests. Accordingly, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience.

The lack of liquidity in our investments may adversely affect our business.

We will generally make investments in private companies. Substantially all of these securities will be subject to legal and other restrictions on resale or will otherwise be less liquid than publicly traded securities. The illiquidity of our investments may make it difficult for us to sell such investments if the need arises. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we have previously recorded our investments. In addition, we may face other restrictions on our ability to liquidate an investment in a portfolio company to the extent that we or our investment adviser have material non-public information regarding such portfolio company.

We have not yet identified any portfolio company investments that we will acquire using the proceeds of this offering.

We have not yet identified any potential investments for our portfolio that we will acquire using the proceeds of this offering and our investment adviser will begin to select our investments subsequent to the closing of this offering. As a result, you will be unable to evaluate any future portfolio company investments prior to purchasing our common stock and you will have no input with respect to such investment decisions. Although we intend to invest a substantial portion of the proceeds from this offering within six to nine months of the commencement thereof, we can give you no assurance that we will be able to invest substantially all of the proceeds of this offering in accordance with our investment objective in that timeframe, or at all.  These factors increase the uncertainty, and thus the risk, of investing in our common stock.

Pending use of the net proceeds from this offering as disclosed in the “Use of Proceeds” section, we will invest the net proceeds of this offering primarily in cash, cash equivalents, U.S. government securities and other high-quality investments that mature in one year or less from the date of investment. As a result, any distributions we make during this period may be substantially smaller than the distributions that we expect to pay when our portfolio is fully invested.

Our portfolio may be concentrated in a limited number of portfolio companies and industries, which will subject us to a risk of significant loss if any of these companies defaults on its obligations under any of its debt instruments or if there is a downturn in a particular industry.

Our portfolio may be concentrated in a limited number of portfolio companies and industries. Although we will be subject to the asset diversification requirements associated with our qualification as a regulated investment company under the Code and have adopted a guideline that we will generally refrain from investing more than 15% of our portfolio in any single industry sector, our portfolio may be subject to concentration risk due to our investment in a limited number of portfolio companies. As a result, the aggregate returns we realize may be significantly adversely affected if a small number of investments perform poorly or if we need to write down the value of any one investment. Additionally, a downturn in any particular industry in which we are invested could also significantly impact the aggregate returns we realize.

Our failure to make follow-on investments in our portfolio companies could impair our investment in a portfolio company.

Following an initial investment in a portfolio company, we may make additional investments in that portfolio company as “follow-on” investments, in order to:

•	increase or maintain in whole or in part our equity ownership percentage in a portfolio company;

•	exercise warrants, options or convertible securities that were acquired in the original or subsequent financing; or

•	attempt to preserve or enhance the value of our investment.

We may elect not to make follow-on investments or otherwise lack sufficient funds to make those investments. We will have the discretion to make any follow-on investments, subject to any applicable legal requirements, including the RIC diversification requirements, and the availability of capital resources. The failure to make follow-on investments may, in some circumstances, jeopardize the continued viability of a portfolio company and our initial investment, or may result in a missed opportunity for us to increase our participation in a successful operation. Even if we have sufficient capital to make a desired follow-on investment, we may elect not to make a follow-on investment because we may not want to increase our concentration or level of risk, either because we prefer other opportunities (or because we are inhibited by compliance with business development company requirements or the desire to maintain our RIC tax status).

Because we will generally not hold controlling equity interests in our portfolio companies, we may not be in a position to exercise control over our portfolio companies or to prevent decisions by the management of our portfolio companies that could decrease the value of our investments.

Although we may do so in the future, we do not currently anticipate taking controlling equity positions in our portfolio companies. As a result, we will be subject to the risk that a portfolio company may make business decisions with which we disagree, and that the management and/or stockholders of a portfolio company may take risks or otherwise act in ways that are adverse to our interests. Due to the lack of liquidity of the debt and equity investments that we will typically hold in our portfolio companies, we may not be able to dispose of our investments in the event we disagree with the actions of a portfolio company and may therefore suffer a decrease in the value of our investments.

Defaults by our portfolio companies will harm our operating results.

A portfolio company’s failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, termination of its loans and foreclosure on its assets.  This could trigger cross-defaults under other agreements and jeopardize such portfolio company’s ability to meet its obligations under the debt or equity securities that we hold.  We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms, which may include the waiver of certain financial covenants, with a defaulting portfolio company.

An investment strategy focused primarily on privately held companies presents certain challenges, including the lack of available information about these companies, a dependence on the talents and efforts of only a few key portfolio company personnel and a greater vulnerability to economic downturns.

We will invest primarily in privately held companies. Generally, little public information exists about these companies, and we will be required to rely on the ability of our investment adviser’s investment professionals to obtain adequate information to evaluate the potential returns from investing in these companies. If we are unable to uncover all material information about these companies, we may not make a fully informed investment decision, and we may lose money on our investments. Also, privately held companies frequently have less diverse product lines and smaller market presence than larger competitors. These factors could adversely affect our investment returns as compared to companies investing primarily in the securities of public companies.

Our portfolio companies may incur debt that ranks equally with, or senior to, our investments in such companies.

We intend to invest primarily in subordinated debt and, to a lesser extent, senior debt and equity securities issued by our portfolio companies.  Many of the portfolio companies usually will have, or may be permitted to incur, other debt that ranks equally with, or senior to, the debt securities in which we invest. By their terms, such debt instruments may provide that the holders are entitled to receive payment of interest or principal on or before the dates on which we are entitled to receive payments.  Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of debt instruments ranking senior to our investment in that portfolio company would typically be entitled to receive payment in full before we receive any distribution in respect of our investment. After repaying such senior creditors, such portfolio company may not have any remaining assets to use for repaying its obligation to us. In the case of debt ranking equally with debt securities in which we invest, we would have to share on an equal basis any distributions with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company.

There may be circumstances where our debt investments could be subordinated to claims of other creditors or we could be subject to lender liability claims.

Even though we may have structured certain of our investments as senior debt, if one of our portfolio companies were to go bankrupt, depending on the facts and circumstances and based upon principles of equitable subordination as defined by existing case law, a bankruptcy court could subordinate all or a portion of our claim to that of other creditors and transfer any lien securing such subordinated claim to the bankruptcy estate. The principles of equitable subordination defined by case law have generally indicated that a claim may be subordinated only if its holder is guilty of misconduct or where the senior loan is re-characterized as an equity investment and the senior lender has actually provided significant managerial assistance to the bankrupt debtor. We may also be subject to lender liability claims for actions taken by us with respect to a borrower’s business or instances where we exercise control over the borrower. It is possible that we could become subject to a lender's liability claim, including as a result of actions taken in rendering significant managerial assistance or actions to compel and collect payments from the borrower outside the ordinary course of business.

Second priority liens on collateral securing loans that we make to our portfolio companies may be subject to control by senior creditors with first priority liens. If there is a default, the value of the collateral may not be sufficient to repay in full both the first priority creditors and us.

Certain loans that we make to portfolio companies will be secured on a second priority basis by the same collateral securing senior secured debt of such companies. The first priority liens on the collateral will secure the portfolio company’s obligations under any outstanding senior debt and may secure certain other future debt that may be permitted to be incurred by the company under the agreements governing the loans. The holders of obligations secured by the first priority liens on the collateral will generally control the liquidation of and be entitled to receive proceeds from any realization of the collateral to repay their obligations in full before us. In addition, the value of the collateral in the event of liquidation will depend on market and economic conditions, the availability of buyers and other factors. There can be no assurance that the proceeds, if any, from the sale or sales of all of the collateral would be sufficient to satisfy the loan obligations secured by the second priority liens after payment in full of all obligations secured by the first priority liens on the collateral. If such proceeds are not sufficient to repay amounts outstanding under the loan obligations secured by the second priority liens, then we, to the extent not repaid from the proceeds of the sale of the collateral, will only have an unsecured claim against the company’s remaining assets, if any.

The rights we may have with respect to the collateral securing the loans we make to our portfolio companies with senior debt outstanding may also be limited pursuant to the terms of one or more intercreditor agreements that we enter into with the holders of senior debt. Under such an intercreditor agreement, at any time that obligations that have the benefit of the first priority liens are outstanding, any of the following actions that may be taken in respect of the collateral will be at the direction of the holders of the obligations secured by the first priority liens: the ability to cause the commencement of enforcement proceedings against the collateral; the ability to control the conduct of such proceedings; the approval of amendments to collateral documents; releases of liens on the collateral; and waivers of past defaults under collateral documents. We may not have the ability to control or direct such actions, even if our rights are adversely affected.

We may expose ourselves to risks if we engage in hedging transactions.

If we engage in hedging transactions, we may expose ourselves to risks associated with such transactions. We may utilize instruments such as forward contracts, currency options and interest rate swaps, caps, collars and floors to seek to hedge against fluctuations in the relative values of our portfolio positions from changes in currency exchange rates and market interest rates. Hedging against a decline in the values of our portfolio positions does not eliminate the possibility of fluctuations in the values of such positions or prevent losses if the values of such positions decline. However, such hedging can establish other positions designed to gain from those same developments, thereby offsetting the decline in the value of such portfolio positions. Such hedging transactions may also limit the opportunity for gain if the values of the underlying portfolio positions should increase. Moreover, it may not be possible to hedge against an exchange rate or interest rate fluctuation that is so generally anticipated that we are not able to enter into a hedging transaction at an acceptable price.

The success of our hedging transactions will depend on our ability to correctly predict movements in currencies and interest rates. Therefore, while we may enter into such transactions to seek to reduce currency exchange rate and interest rate risks, unanticipated changes in currency exchange rates or interest rates may result in poorer overall investment performance than if we had not engaged in any such hedging transactions. In addition, the degree of correlation between price movements of the instruments used in a hedging strategy and price movements in the portfolio positions being hedged may vary. Moreover, for a variety of reasons, we may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Any such imperfect correlation may prevent us from achieving the intended hedge and expose us to risk of loss. In addition, it may not be possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in non-U.S. currencies because the value of those securities is likely to fluctuate as a result of factors not related to currency fluctuations.

Regulations governing our operations will affect our ability to raise, and the method for raising, additional capital, which may expose us to risks.

Our business will require a substantial amount of capital in addition to the proceeds from this offering. For example, we may acquire additional capital from the issuance of senior securities, including other borrowings or indebtedness, from the issuance of additional securities or from securitization transactions. However, we may not be able to raise additional capital in the future on favorable terms or at all.  We may issue debt securities, other evidences of indebtedness or preferred stock, and we may borrow money from banks or other financial institutions, which we collectively refer to as “senior securities,” up to the maximum amount permitted by the 1940 Act. The 1940 Act will permit us to issue senior securities in amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after each issuance of senior securities. Our ability to pay distributions or issue additional senior securities may be restricted if our asset coverage were not at least 200%. If the value of our assets declines, we may be unable to satisfy this test. As a result of issuing senior securities, we will also be exposed to typical risks associated with leverage, including an increased risk of loss. If we issue preferred stock, it will rank “senior” to common stock in our capital structure, preferred stockholders will have separate voting rights and may have rights, preferences or privileges more favorable than those of holders of our common stock, and the issuance of preferred stock could have the effect of delaying, deferring or preventing a transaction or a change of control that might involve a premium price for holders of our common stock or otherwise be in your best interest.

To the extent that we are constrained in our ability to issue debt or other senior securities, we will depend on issuances of common stock to finance our operations. As a business development company, we will generally not be able to issue our common stock at a price below net asset value without first obtaining required approvals of our stockholders and independent directors. If we raise additional funds by issuing more common stock or senior securities convertible into, or exchangeable for, our common stock, the percentage ownership of our stockholders at that time would decrease and you may experience dilution.

Prior to this offering, we used a higher percentage of leverage than will be permitted once we are a business development company. As of December 31, 2012, we had an asset coverage ratio of 170%. In order to comply with the asset coverage ratio under the 1940 Act, we will use a portion of the net proceeds from the offering to immediately repay all of our outstanding borrowings. See “Use of Proceeds.”

If we do not invest a sufficient portion of our assets in qualifying assets, we could fail to qualify as a business development company or be precluded from investing according to our current business strategy.

We may not acquire any assets other than “qualifying assets” unless, at the time of and after giving effect to such acquisition, at least 70% of our total assets are qualifying assets. See “Regulation.”

We believe that most of the subordinated and senior debt investments that we intend to target should constitute qualifying assets. However, we may be precluded from investing in what we believe are attractive investments if such investments are not qualifying assets for purposes of the 1940 Act. If we do not invest a sufficient portion of our assets in qualifying assets, we could lose our status as a business development company, which would have a material adverse effect on our business, financial condition and results of operations. Similarly, these rules could prevent us from making follow-on investments in existing portfolio companies (which could result in the dilution of our position) or could require us to dispose of investments at inappropriate times in order to come into compliance with the 1940 Act. If we need to dispose of such investments quickly, it would be difficult to dispose of such investments on favorable terms. For example, we may have difficulty in finding a buyer, and even if we do find a buyer we may have to sell the investments at a substantial loss.

We may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income.

As a regulated investment company, we will be required to distribute annually at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses to maintain our eligibility for regulated investment company tax treatment.  For U.S. federal income tax purposes, we will include in taxable income certain amounts that we have not yet received in cash, such as contracted payment-in-kind, or PIK, interest, which represents contractual interest added to the loan balance and due at the end of the loan term. The increases in loan balances as a result of contracted payment-in-kind arrangements will be included in income in advance of receiving cash payment, and will be separately identified on our statements of cash flows. We also may be required to include in income certain other amounts that we will not receive in cash.

Any warrants that we receive in connection with our debt investments will generally be valued as part of the negotiation process with the particular portfolio company. As a result, a portion of the aggregate purchase price for the debt investments and warrants will be allocated to the warrants that we receive. This will generally result in our debt instruments having “original issue discount” for tax purposes, which we must recognize as ordinary income as such original issue discount accrues regardless of whether we have received any corresponding payment of such interest.  Other features of debt instruments that we hold may also cause such instruments to generate original issue discount.

Since in certain cases we may recognize income before or without receiving cash representing such income, we may have difficulty meeting the requirement to distribute at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses to maintain our eligibility for regulated investment company tax treatment. Accordingly, we may have to sell some of our assets, raise additional debt or equity capital or reduce new investment originations to meet these distribution requirements. If we are unable to obtain cash from other sources to satisfy such distribution requirements, we may fail to qualify for regulated investment company tax treatment and thus may become subject to corporate-level income tax.

We will be subject to corporate-level income tax if we are unable to maintain our qualification as a regulated investment company under Subchapter M of the Code or do not satisfy the annual distribution requirement.

In order to satisfy the requirements applicable to a regulated investment company, we must meet the following annual distribution, income source and asset diversification requirements to be relieved of federal taxes on income and gains distributed to our stockholders.

•
The annual distribution requirement for a regulated investment company will be satisfied if we distribute to our stockholders on an annual basis at least 90% of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. Because we use debt financing, we will be subject to an asset coverage ratio requirement under the 1940 Act and we may be subject to certain financial covenants under our debt arrangements that could, under certain circumstances, restrict us from making distributions necessary to satisfy the distribution requirement. If we are unable to obtain cash from other sources, we could fail to qualify for regulated investment company tax treatment and thus become subject to corporate-level income tax.

•	The income source requirement will be satisfied if we obtain at least 90% of our income for each year from dividends, interest, gains from the sale of stock or securities or similar sources.

•
The asset diversification requirement will be satisfied if we meet certain asset diversification requirements at the end of each quarter of our taxable year. To satisfy this requirement, at least 50% of the value of our assets must consist of cash, cash equivalents, U.S. government securities, securities of other regulated investment companies, and other acceptable securities; and no more than 25% of the value of our assets can be invested in the securities, other than U.S. government securities or securities of other regulated investment companies, of one issuer, of two or more issuers that are controlled, as determined under applicable Code rules, by us and that are engaged in the same or similar or related trades or businesses or of certain “qualified publicly traded partnerships.” Failure to meet these requirements may result in our having to dispose of certain investments quickly in order to prevent the loss of regulated investment company status. Because most of our investments will be in private companies, and therefore will be relatively illiquid, any such dispositions could be made at disadvantageous prices and could result in substantial losses.

If we fail to qualify for or maintain regulated investment company status or to meet the annual distribution requirement for any reason and are subject to corporate income tax, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution and the amount of our distributions.

We will continue to need additional capital to finance our growth because we intend to distribute substantially all of our income to our stockholders following our election to be treated as a RIC. If additional funds are unavailable or are not available on favorable terms, our ability to grow will be impaired.

In order to satisfy the requirements applicable to a RIC, we intend to distribute to our stockholders at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses. As a business development company, we will generally be required to meet a coverage ratio of total assets to total senior securities, which include all of our borrowings and any preferred stock that we may issue in the future, of at least 200%. This requirement will limit the amount that we may borrow. Because we will continue to need capital to grow our loan and investment portfolio, this limitation may prevent us from incurring debt and require us to raise additional equity at a time when it may be disadvantageous to do so. While we expect to be able to borrow and to issue additional debt and equity securities, we cannot assure you that debt and equity financing will be available to us on favorable terms, or at all. In addition, as a business development company, we generally will not be permitted to issue common stock priced below net asset value without stockholder and independent director approval. However, if we do obtain the necessary approvals to issue securities at prices below net asset value, your investment will experience dilution as a result of such issuance. If additional funds are not available to us, we could be forced to curtail or cease our lending and investment activities, and our net asset value could decrease.

Investors in this offering are likely to incur immediate dilution upon the closing of this offering.

In connection with the formation transaction, Harvest Capital Credit LLC will be merged into us and the holders of membership interests in Harvest Capital Credit LLC will receive shares of our common stock in exchange for their membership interests in Harvest Capital Credit LLC, as described under “Formation Transaction” below. After giving effect to the sale of our common stock in this offering at the initial public offering price of $15.00 per share, and after deducting estimated underwriting discounts and estimated offering expenses payable by us, and giving effect to the pro forma steps in the formation transaction, our as-adjusted pro forma net asset value as of December 31, 2012, would have been approximately $83.4 million, or $14.76 per share. This represents an immediate dilution in net asset value per share of $0.23 to new investors who purchase shares in this offering. See “Dilution” for more information. In addition, we will have a number of warrants outstanding entitling the holders thereof to purchase up to an aggregate of 338,841 shares of our common stock.  The warrants are exercisable at any time but no later than approximately 4 years from the date of this prospectus and have an exercise price per share of approximately (and in no event less than) $15.00. The exercise of the warrants in the future would be dilutive to holders of our common stock if our net asset value per share is higher than the exercise price at the time of exercise.  The potential for dilution from the warrants could have an adverse effect on the future market price of our common stock.

Shares of closed-end investment companies, including business development companies, may trade at a discount to their net asset value.

Shares of closed-end investment companies, including business development companies, may trade at a discount to net asset value. This characteristic of closed-end investment companies and business development companies is separate and distinct from the risk that our net asset value per share may decline. We cannot predict whether our common stock will trade at, above or below net asset value. In addition, if our common stock trades below net asset value, we will generally not be able to issue additional common stock at the market price unless our stockholders approve such a sale and our independent directors make certain determinations.

If our investments do not meet our performance expectations, you may not receive distributions.

We expect to make distributions on a monthly basis to our stockholders. We may not be able to achieve operating results that will allow us to make distributions at a specific level or to increase the amount of these distributions from time to time.  In addition, due to the asset coverage test applicable to us as a business development company, we may be limited in our ability to make distributions. See “Regulation – Senior Securities; Derivative Securities.” Also, restrictions and provisions in our current and any future credit facilities may limit our ability to make distributions. If we do not distribute annually at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term losses, we will fail to qualify as RIC and will be subject to corporate-level federal income tax, which may reduce the amounts available for distribution.  We cannot assure you that you will receive distributions at a particular level or at all.

We expect that the price of our common stock will fluctuate significantly, and you may not be able to resell your common stock at or above the offering price.

There is no public market for our common stock, and there may be no market for our common stock after the completion of this offering.  If a trading market for our common stock develops, the trading price of our common stock is likely to be volatile and subject to wide price fluctuations in response to various factors, including:

•	market conditions in the broader stock market in general, or in the lending industry in particular;

•	actual or anticipated fluctuations in our financial and operating results;

•	loss of a major funding source;

•	sales of large blocks of our securities;

•	additions or departures of key personnel;

•	regulatory developments;

•	litigation and governmental investigations; and

•	economic and political conditions or events.

These and other factors may cause the market price and demand for our common stock to fluctuate substantially, which may limit or prevent investors from readily selling their common stock and may otherwise negatively affect the liquidity of our common stock.

We may allocate the net proceeds from this offering in ways with which you may not agree.

We will have significant flexibility in investing the net proceeds of this offering. Accordingly, we may use the net proceeds from this offering in ways with which you may not agree or for purposes other than those contemplated at the time of the offering.

Sales of substantial amounts of our common stock in the public market may have an adverse effect on the market price of our common stock.

Upon expiration of any applicable lock-up periods, shares issued by us in the formation transaction and shares issuable upon exercise of outstanding warrants will generally be freely tradable in the public market, subject to the provisions and applicable holding periods set forth in Rule 144 under the Securities Act.  Sales of substantial amounts of our common stock, or the availability of such common stock for sale, could adversely affect the prevailing market prices for our common stock. If this occurs and continues it could impair our ability to raise additional capital through the sale of securities should we desire to do so.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

In addition to factors previously identified elsewhere in this prospectus, including the “Risk Factors” section of this prospectus, the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance:

•	our future operating results, including the performance of our existing investments;

•	the introduction, withdrawal, success and timing of business initiatives and strategies;

•	changes in political, economic or industry conditions, the interest rate environment or financial and capital markets, which could result in changes in the value of our assets;

•	the relative and absolute investment performance and operations of our investment adviser;

•	the impact of increased competition;

•	the impact of investments we intend to make and future acquisitions and divestitures;

•	our ability to turn potential investment opportunities into transactions and thereafter into completed and successful investments;

•	the unfavorable resolution of legal proceedings;

•	our business prospects and the prospects of our portfolio companies;

•	our regulatory structure and tax status;

•	the adequacy of our cash resources and working capital;

•	the timing of cash flows, if any, from the operations of our portfolio companies;

•	the impact of interest rate volatility on our results, particularly because we use leverage as part of our investment strategy;

•	the ability of our portfolio companies to achieve their objective;

•	the impact of legislative and regulatory actions and reforms and regulatory, supervisory or enforcement actions of government agencies relating to us or our investment adviser;

•	our contractual arrangements and relationships with third parties;

•	our ability to access capital and any future financings by us;

•	the ability of our investment adviser to attract and retain highly talented professionals; and

•	the impact of changes to tax legislation and, generally, our tax position.

This prospectus, and other statements that we may make, may contain forward-looking statements with respect to future financial or business performance, strategies or expectations. Forward-looking statements are typically identified by words or phrases such as “trend,” “opportunity,” “pipeline,” “believe,” “comfortable,” “expect,” “anticipate,” “current,” “intention,” “estimate,” “position,” “assume,” “plan,” “potential,” “project,” “outlook,” “continue,” “remain,” “maintain,” “sustain,” “seek,” “achieve” and similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “may” or similar expressions.

Forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. Forward-looking statements speak only as of the date they are made, and we assume no duty to and do not undertake to update forward-looking statements. These forward-looking statements do not meet the safe harbor for forward-looking statements pursuant to Section 27A of the Securities Act. Actual results could differ materially from those anticipated in forward-looking statements and future results could differ materially from historical performance.

USE OF PROCEEDS

We are offering 3,400,000 shares of our common stock through the underwriters. The net proceeds of the offering are estimated to be approximately $49.7 million (approximately $55.8 million if the underwriters exercise their over-allotment option to purchase additional shares in full) after deducting the underwriting discounts and commissions (but excluding a portion of the sales load in the amount of $2.5 million paid by HCAP Advisors LLC pursuant to its agreement to pay a portion of the sales load to the underwriters) and estimated offering expenses of $750,000 payable by us.

We intend to use a portion of the net proceeds of this offering to repay all of the indebtedness outstanding under our existing senior secured revolving credit facility with JMP Group. In addition, we plan to use the remaining net proceeds of this offering to make new investments in portfolio companies in accordance with our investment objective and strategies described in this prospectus and for general working capital purposes. We may also pay operating expenses, including management and administrative fees, and may pay other expenses such as due diligence expenses of potential new investments from the net proceeds of this offering. As of December 31, 2012, we had $28.2 million outstanding under the credit facility with JMP Group. The credit facility has a maturity date of August 24, 2017 and borrowings thereunder bear interest at an annual rate equal to either (i) LIBOR plus 7.0%, with a LIBOR floor of 1.5%, or (ii) the Prime Rate plus 4.75%, at our election and subject to increases during a default.  Upon the completion of this offering and the formation transaction, as well as the satisfaction of certain closing conditions relating to the amendment of that facility, the LIBOR and Prime Rate based interest rates on outstanding borrowings under the credit facility will decrease to LIBOR plus 4.50%, with a LIBOR floor of 1.5%, and Prime Rate plus 2.25%, respectively. Borrowings under the credit facility were used to fund investments in portfolio companies and for general corporate purposes.  Amounts repaid under the credit facility, as amended, will remain available for future borrowings until August 1, 2014. We anticipate that substantially all of the net proceeds of this offering will be used for the above purposes within six to nine months, depending on the availability of appropriate investment opportunities consistent with our investment objective and market conditions. We cannot assure you we will achieve our targeted investment pace.

Pending such use, we will invest the remaining net proceeds of this offering primarily in cash, cash equivalents, U.S. government securities and high-quality debt investments that mature in one year or less from the date of investment. These temporary investments may have lower yields than our other investments and, accordingly, may result in lower distributions, if any, during such period. See “Regulation — Temporary Investments” for additional information about temporary investments we may make while waiting to make longer-term investments in pursuit of our investment objective.

DISTRIBUTIONS

To the extent we have income available, we intend to make monthly distributions to our stockholders beginning with our first full month after the completion of this offering. The timing and amount of our monthly distributions, if any, will be determined by our board of directors. Any distributions to our stockholders will be declared out of assets legally available for distribution.

We intend to elect to be treated, and intend to qualify annually thereafter, as a RIC under the Code, beginning with our first taxable year ending December 31, 2013. To obtain and maintain RIC tax treatment, we must distribute at least 90% of our net ordinary income and net short-term capital gains in excess of our net long-term capital losses, if any, to our stockholders. In order to avoid certain excise taxes imposed on RICs, we currently intend to distribute during each calendar year an amount at least equal to the sum of: (a) 98% of our net ordinary income for such calendar year; (b) 98.2% of our capital gain net income for the one-year period ending on October 31 of the calendar year; and (c) any net ordinary income and capital gain net income for preceding years that were not distributed during such years and on which we previously paid no U.S. federal income tax.

We currently intend to distribute net capital gains (i.e., net long-term capital gains in excess of net short-term capital losses), if any, at least annually out of the assets legally available for such distributions. However, we may decide in the future to retain such capital gains for investment and elect to treat such gains as deemed distributions to you. If this happens, you will be treated for U.S. federal income tax purposes as if you had received an actual distribution of the capital gains that we retain and reinvested the net after tax proceeds in us. In this situation, you would be eligible to claim a tax credit (or in certain circumstances a tax refund) equal to your allocable share of the tax we paid on the capital gains deemed distributed to you. See “Material U.S. Federal Income Tax Considerations.” We cannot assure you that we will achieve results that will permit us to pay any cash distributions, and if we issue senior securities, we may be prohibited from making distributions if doing so would cause us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if such distributions are limited by the terms of any of our borrowings.

We intend to maintain an “opt out” dividend reinvestment plan for our common stockholders. As a result, if we declare a cash distribution, each stockholder’s cash distributions will be automatically reinvested in additional shares of our common stock unless the stockholder specifically “opts out” of our dividend reinvestment plan so as to receive cash distributions. Stockholders who receive distributions in the form of shares of common stock will be subject to the same federal income tax consequences as if they received cash distributions. See “Dividend Reinvestment Plan” and “Material U.S. Federal Income Tax Considerations.”

FORMATION TRANSACTION

Prior to the closing of this offering and the transaction described below, investments were made by Harvest Capital Credit LLC, a private investment fund. Prior to the closing of this offering, an affiliate of JMP Group, Harvest Capital Strategies LLC, served as the investment adviser to Harvest Capital Credit LLC.

Harvest Capital Credit Corporation was incorporated as a Delaware corporation on November 14, 2012, for the purpose of acquiring Harvest Capital Credit LLC, raising capital in this offering and thereafter operating as an externally managed business development company under the 1940 Act.

On April 25, 2013, we entered into an acquisition agreement with Harvest Capital Credit LLC. Pursuant to this acquisition agreement, immediately prior to our election to be treated as a business development company under the 1940 Act, we consummated the following formation transaction:

•
We acquired Harvest Capital Credit LLC through a merger with and into us, and the holders of membership interests in Harvest Capital Credit LLC received shares of our common stock in exchange for their interests in Harvest Capital Credit LLC. As a result of the merger, the outstanding limited liability company units of Harvest Capital Credit LLC were converted into a number of shares of our common stock equal to (i) $33.7 million (i.e., the net asset value of Harvest Capital Credit LLC as of December 31, 2012), plus the proceeds of sales of membership interests by Harvest Capital Credit LLC since December 31, 2012, plus the reclassification of mezzanine equity to members capital, and minus distributions of pre - December 31, 2012 earnings made by Harvest Capital Credit LLC after December 31, 2012, divided by (ii) $15.00 per share of our common stock (the mid-point of the range set forth on the cover page of this prospectus). In connection with the merger, the number of units underlying each warrant, and the exercise price thereof, were converted into its common stock equivalent (based on the merger conversion formula).  In addition, the exercise price of the warrants were subject to upward (but not downward) adjustment in the event that the public offering price is higher than the then-current exercise price of the warrants.

•	We assumed and succeeded to all of the assets and liabilities of Harvest Capital Credit LLC, including its obligations under the revolving credit facility with JMP Group, as amended.

In connection with determining the net asset value of Harvest Capital Credit LLC at December 31, 2012, we engaged an independent third-party valuation firm to assist in determining the fair value of the investments held by Harvest Capital Credit LLC.  Specifically, the fair value of the investments held by Harvest Capital Credit LLC on December 31, 2012 was determined and approved by the board of directors of Harvest Capital Credit LLC, which is comprised of persons affiliated with JMP Group, with the assistance of an independent valuation firm. In addition, the board of directors of Harvest Capital Credit LLC has determined that the purchase price for the investments made by Harvest Capital Credit LLC subsequent to December 31, 2012 represent the fair value of such investments.

Immediately prior to the consummation of the formation transaction, Harvest Capital Credit LLC made a final distribution to the holders of its membership interests in an amount equal to all of its net investment income for the period from January 1, 2013 through April 30, 2013.  The distribution made for such period did not impact the net asset value of Harvest Capital Credit LLC at December 31, 2012 given that such distribution relates to net investment income earned after such date.

CAPITALIZATION

The following table sets forth, as of December 31, 2012:

•	The actual capitalization of Harvest Capital Credit LLC;

•
The pro forma capitalization of Harvest Capital Credit LLC after giving effect to: (a) the distribution of $1.0 million of previously undistributed earnings to existing members of Harvest Capital Credit LLC; (b) the funding of the remaining unfunded capital commitments, in advance of the formation transaction and the consummation of this offering, by existing members of Harvest Capital Credit LLC of $14.7 million in Harvest Capital Credit LLC at a price of $13.63 per unit; (c) the reclassification of $0.2 million of mezzanine equity to members capital due to the termination of the Company’s potential obligation to repurchase equity owned by certain employees of HCAP Advisors LLC; and (d) the consummation of the merger of Harvest Capital Credit LLC with and into Harvest Capital Credit Corporation, including the conversion of all outstanding units  in Harvest Capital Credit LLC into shares of common stock of Harvest Capital Credit Corporation at an exchange ratio equal to .99 shares for every unit, as described further in the “Formation Transaction” section herein; and

•
The pro forma capitalization of Harvest Capital Credit Corporation as adjusted to reflect the sale of shares of our common stock in this offering at the initial public offering price of $15.00 per share after deducting the underwriting discounts and commissions and offering expenses of approximately $1.3 million payable by us.

	As of December 31, 2012
	Actual	Pro Forma	Pro Forma as Adjusted (1)
	(dollars in thousands except per unit and per share data)
Assets:
Cash and cash equivalents	$7,639,801	21,388,550	42,851,884
Investments at fair value	41,511,318	41,511,318	41,511,318
Other assets	593,919	593,919	593,919
Total assets	$49,745,038	63,493,787	84,957,121
Liabilities:
Credit facility	28,226,666	28,226,666	-
Other liabilities	1,551,270	1,551,270	1,551,270
Total liabilities	$29,777,936	29,777,936	1,551,270
Mezzanine equity	160,775	--	--
Members' Capital Units, 10,000,000 authorized, 1,182,940 issued and outstanding,
Net assets	$19,806,327
Stockholders' equity:
Common stock, par value $0.001 per share; 100,000,000 authorized; 0 shares issued and outstanding, actual; 2,247,723 shares issued and outstanding pro forma; and 5,647,723 shares issued and outstanding, pro forma as adjusted (2)	-	2,248	5,648
Capital in excess of par	-	33,713,603	83,400,203
Total stockholders' equity (net assets)	$-	33,715,851	83,405,851
Pro forma net asset value per share	$-	15.00	14.77

(1)	Assumes no exercise of the underwriters' option to purchase up to 433,333 shares of our common stock to cover over-allotments.
(2)	Does not include the exercise of outstanding warrants to purchase 338,841 shares of our common stock.

DILUTION

If you invest in our common stock, your interest will be diluted to the extent of the difference between the initial public offering price per share of our common stock and the as-adjusted pro forma net asset value per share of our common stock immediately after the completion of this offering.

Our pro forma net asset value as of December 31, 2012 would have been approximately $33.7 million, or $15.00 per share. We determined our pro forma net asset value per share before this offering by dividing the pro forma net asset value (total assets less total liabilities) as of December 31, 2012, by the pro forma number of shares of common stock outstanding as of December 31, 2012, after giving effect to the formation transaction described elsewhere in the “Formation Transaction” section occurring prior to the completion of this offering and giving effect to the pro forma capitalization as further described in the "Capitalization" section herein.

After giving effect to the sale of 3,400,000 shares of our common stock in this offering at the initial public offering price of $15.0 per share and after deducting the sales load (underwriting discount) and estimated offering expenses payable by us  (but excluding a portion of the sales load in the amount of $2.5 million paid by HCAP Advisors LLC pursuant to its agreement to pay a portion of the sales load to the underwriters), our pro forma net asset value as of December 31, 2012, would have been approximately $83.4 million, or $14.77 per share, representing an immediate dilution of $0.23 per share to new investors who purchase our common stock in the offering at the initial public offering price. The following table shows this immediate per share dilution:

Initial public offering price per share	$15.00
Pro forma net asset value per share before this offering after giving effect to the formation transaction	$15.00
Pro forma net asset value per share after this offering	$14.77
Dilution per share to new investors	$0.23

The foregoing does not reflect potential dilution from the exercise of our outstanding warrants to purchase an aggregate of 338,841 shares of our common stock (assuming no such warrants are exercised before the completion of the offering).

MANAGEMENT’S DISCUSSION AND ANALYSIS OF
FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The following discussion should be read in conjunction with the financial statements and related notes and other financial information appearing elsewhere in this prospectus. In addition to historical information, the following discussion and other parts of this prospectus contain forward-looking information that involves risks and uncertainties. Our actual results could differ materially from those anticipated by such forward-looking information due to the factors discussed under “Risk Factors” and “Special Note Regarding Forward-Looking Statements” appearing elsewhere herein.

Overview

We are a specialty finance company that provides customized financing solutions to small to mid-sized companies. We were formed on November 14, 2012. We intend to elect to be regulated as a business development company under the 1940 Act. As a business development company, we will be required to comply with certain regulatory requirements. For instance, we will generally have to invest at least 70% of our total assets in “qualifying assets,” including “eligible portfolio companies,” cash, cash equivalents, U.S. government securities and high-quality debt instruments maturing in one year or less from the time of investment. In addition, we will be subject to borrowing restrictions such that, with certain limited exceptions, our asset coverage, as defined in the 1940 Act, will be required to equal at least 200% after each borrowing. The amount of leverage that we employ will depend on our investment adviser’s and our board of directors’ assessment of market and other factors at the time of any proposed borrowing.  See “Regulation.”

We are an “emerging growth company” under the federal securities laws and will be subject to reduced public company reporting requirements. In addition, Section 107 of the JOBS Act also provides that an “emerging growth company” can take advantage of the extended transition period provided in Section 7(a)(2)(B) of the Securities Act for complying with new or revised accounting standards. In other words, an “emerging growth company” can delay the adoption of certain accounting standards until those standards would otherwise apply to private companies. We are choosing to take advantage of the extended transition period for complying with new or revised accounting standards.

As noted in the “Selected Financial and Other Data” section above, Harvest Capital Credit LLC is considered to be our predecessor for accounting purposes and its financial statements are our historical financial statements. Prior to completion of this offering, we will acquire Harvest Capital Credit LLC in a merger whereby the outstanding limited liability company membership interests of Harvest Capital Credit LLC will be converted into shares of our common stock and we will assume and succeed to all of Harvest Capital Credit LLC’s assets and liabilities, including its entire portfolio of investments. See “Formation Transaction.” Accordingly, the financial statements presented in this prospectus and this “Management’s Discussion and Analysis of Financial Condition and Results of Operations” are in reference to the historical financial statements of Harvest Capital Credit LLC, which will be our historical financial statements, as well as management’s expected operating plans for Harvest Capital Credit Corporation. These historical results of operations may not necessarily be indicative of the results we expect to report in future periods, when we are operating as a business development company and a RIC subject to certain constraints under the 1940 Act and the Code.

Revenues.  We plan to generate revenue in the form of interest income on debt investments and capital gains and distributions, if any, on investment securities that we may acquire in portfolio companies. We expect our debt investments to typically have a term of five to seven years and bear interest at a fixed or floating rate.  We expect the average investment holding period to be between two and four years, depending upon portfolio company objectives and conditions in the capital markets.  In some instances, we may receive payments on our debt investments based on scheduled amortization of the outstanding balances. In addition, we may receive repayments of some of our debt investments prior to their scheduled maturity date. The frequency or volume of these repayments may fluctuate significantly from period to period. Our portfolio activity is also expected to reflect the proceeds of sales of securities. In some cases, our investments may provide for deferred interest payments such as payment-in-kind, or “PIK”, interest. The principal amount of loans and debt securities and any accrued but unpaid interest will generally become due at the maturity date. In addition, we may generate revenue in the form of commitment, origination, structuring or due diligence fees, fees for providing managerial assistance, exit fees and consulting fees. Loan origination fees, original issue discounts that initially represent the value of detachable equity warrants obtained in conjunction with the acquisition of debt securities and market discounts or premiums will be accreted or amortized as interest income. We will record prepayment premiums on loans and debt securities as interest income. When we receive principal payments on a loan or debt security in an amount that exceeds its cost, we will also record the excess principal payment as gain. Dividend income, if any, will be recognized on an accrual basis to the extent that we expect to collect such amounts.

Expenses.  Our primary operating expenses will include the payment of fees to our investment adviser under the investment advisory and management agreement, our allocable portion of overhead expenses under the administration agreement and other operating costs described below. We will bear all other out-of-pocket costs and expenses of our operations and transactions, including:

•	the cost of calculating our net asset value, including the cost of any third-party valuation services;

•	the cost of effecting sales and repurchases of shares of our common stock and other securities;

•	fees payable to third parties relating to making investments, including out-of-pocket fees and expenses associated with performing due diligence and reviews of prospective investments;

•	transfer agent and custodial fees;

•	out-of-pocket fees and expenses associated with marketing efforts;

•	federal and state registration fees and any stock exchange listing fees;

•	U.S. federal, state and local taxes;

•	independent directors’ fees and expenses;

•	fidelity bond, directors’ and officers’ liability insurance and other insurance premiums;

•	direct costs, such as printing, mailing, long distance telephone;

•	fees and expenses associated with independent audits and outside legal costs;

•	costs associated with our reporting and compliance obligations under the 1940 Act and other applicable U.S. federal and state securities laws; and

•
other expenses incurred by JMP Credit Advisors or us in connection with administering our business, including payments under the administration agreement that will be based upon our allocable portion (subject to the review of our board of directors) of overhead.

Critical Accounting Policies

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America. In preparing the financial statements in accordance with generally accepted accounting principles, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosures of contingent assets and liabilities, as of the date of the statement of assets and liabilities and income and expenses for the period. Actual results could differ from those estimates. In connection with this offering as a consequence of our adopting investment company accounting pursuant to Article 6 of Regulation S-X, we are required to change certain accounting principles that Harvest Capital Credit LLC was permitted to employ historically. Accordingly, effective September 30, 2012, Harvest Capital Credit LLC adopted retrospectively the accounting, presentation and disclosure requirements applicable to investment companies. As such, the financial statements as of December 31, 2011 and for the period from September 6, 2011 through December 31, 2011 have been restated to reflect this required accounting change. In accordance with the requirements of Article 6 of Regulation S-X, for example, we will report all of our investments, including debt investments, at market value or, for investments that do not have a readily available market value, at their fair value as determined by our board of directors, in the manner described further under “Valuation of Portfolio Investments” below.

We have identified the following items as critical accounting policies.

Valuation of Portfolio Investments

As a business development company, we will generally invest in illiquid loans and securities including debt and equity securities of small to mid-sized companies. We intend to value investments for which market quotations are readily available under procedures established by our board of directors. We will obtain these market values from an independent pricing service or at the mean between the bid and ask prices obtained from at least two brokers or dealers (if available, otherwise by a principal market maker or a primary market dealer). Debt and equity securities that are not publicly traded or whose market prices are not readily available will be valued at fair value as determined in good faith by our board of directors. Such determination of fair values may involve subjective judgments and estimates, although we will also engage independent valuation providers to review the valuation of each portfolio investment that does not have a readily available market quotation at least once annually. In certain instances, we may determine that it is not cost-effective, and as a result is not in our stockholders' best interest, to engage an independent valuation provider to review one or more of our investments. Such instances include, but are not limited to, situations where an investment is determined to be insignificant relative to the total investment portfolio. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments may differ from the values that would have been used had a readily available market value existed for such investments, and the differences could be material.

With respect to investments for which market quotations are not readily available, our board of directors will undertake a multi-step valuation process each quarter, as described below:

•
Our quarterly valuation process will begin with each portfolio company or investment being initially valued by the investment professionals of our investment adviser responsible for the portfolio investment;

•	Preliminary valuation conclusions will then be documented and discussed with our senior management and our investment adviser;

•	The audit committee of our board of directors will then review these preliminary valuations;

•	At least once annually, the valuation for each portfolio investment will be reviewed by an independent valuation firm; and

•
The board of directors will then discuss valuations and determine the fair value of each investment in our portfolio in good faith, based on the input of our senior management, our investment adviser, the independent valuation firm and the audit committee.

For more information, see “Determination of Net Asset Value.”

For more information, see “Business—Investment Process” and “Determination of Net Asset Value.”

Revenue Recognition

We will record interest income on an accrual basis to the extent that we expect to collect such amounts. For loans and debt securities with contractual PIK interest, which represents contractual interest accrued and added to the loan balance that generally becomes due at maturity, we will not accrue PIK interest if the portfolio company valuation indicates that such PIK interest is not collectible. We will not accrue interest on loans and debt securities if we have reason to doubt our ability to collect such interest. Loan origination fees, net of direct origination costs, original issue discount and market discount or premium will be capitalized, and we will then accrete or amortize such amounts using the effective interest method as interest income over the contractual term of the loan. Upon the prepayment of a loan or debt security, any unamortized loan origination fee will be recorded as interest income. Loan exit fees that are contractually required to be paid at the termination or maturity of the loan will be accreted to interest income over the contractual term of the loan. We will record other prepayment premiums on loans and debt securities as interest income. Dividend income, if any, will be recognized on the ex-dividend date.

Net Realized Gains or Losses and Net Change in Unrealized Appreciation or Depreciation

We will measure realized gains or losses by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment, without regard to unrealized appreciation or depreciation previously recognized, but considering unamortized upfront fees and prepayment penalties. Net change in unrealized appreciation or depreciation will reflect the change in portfolio investment values during the reporting period, including any reversal of previously recorded unrealized appreciation or depreciation, when gains or losses are realized.

Payment-in-Kind interest

We will have investments in our portfolio that contain a PIK interest provision. Any PIK interest will be added to the principal balance of such investments and is recorded as income, if the portfolio company valuation indicates that such PIK interest is collectible. In order to maintain our status as a RIC, substantially all of this income must be paid out to stockholders in the form of dividends, even if we have not collected any cash.

Regulated Investment Company Status and Distributions

For the financial periods presented herein, our predecessor was a limited liability company and, as a result, all items of income and expense were passed through to, and were generally reportable on, the tax returns of the respective members of the limited liability company. Therefore, no federal or state income tax provision was recorded historically.

We intend to elect to be regulated as a RIC under the Code. In order to qualify as a RIC and to avoid U.S. federal corporate level income tax on the income we distribute to our stockholders, we are required to distribute at least 90% of our net ordinary income and our net short-term capital gains in excess of net long-term capital losses, if any, to our stockholders on an annual basis. Additionally, to avoid a U.S. federal excise tax, we must distribute an amount at least equal to the sum of 98% of our net ordinary income (during the calendar year) plus 98.2% of our net capital gain income (during each 12 month period ending on October 31) plus any net ordinary income and capital gain net income for preceding years that were not distributed during such years and on which we paid no U. S. federal income tax. We intend to make monthly distributions to our stockholders beginning with our first full month after the completion of this offering. Our monthly distributions will be determined by our board of directors.

We may not be able to achieve operating results that will allow us to make distributions at a specific level or to increase the amount of our distributions from time to time. In addition, we may be limited in our ability to make distributions due to the asset coverage requirements applicable to us as a business development company under the 1940 Act. If we do not distribute a certain percentage of our income annually, we will suffer adverse tax consequences, including the possible loss of our qualification as a RIC. We cannot assure stockholders that they will receive any distributions.

To the extent our taxable earnings fall below the total amount of our distributions for that fiscal year, a portion of those distributions may be deemed a return of capital to our stockholders for U.S. federal income tax purposes. Thus, the source of a distribution to our stockholders may be the original capital invested by the stockholder rather than our income or gains. Stockholders should read any written disclosure accompanying any stockholder distribution carefully and should not assume that the source of any distribution is our ordinary income or capital gains.

We have adopted an “opt out” dividend reinvestment plan for our common stockholders. As a result, if we declare a distribution, then stockholders’ cash distributions will be automatically reinvested in additional shares of our common stock unless a stockholder specifically “opts out” of our dividend reinvestment plan. If a stockholder opts out, that stockholder will receive cash distributions. Although distributions paid in the form of additional shares of our common stock will generally be subject to U.S. federal, state and local taxes in the same manner as cash distributions, stockholders participating in our dividend reinvestment plan will not receive any corresponding cash distributions with which to pay any such applicable taxes.

For more information on our taxation as a RIC, see the “Material U.S. Federal Income Tax Considerations” section herein.

Portfolio Composition and Investment Activity

As of December 31, 2012 and December 31, 2011, our investment portfolio consisted of thirteen and three investments, respectively, which had an aggregate fair value of approximately $41.5 million and $7.7 million, respectively. During the year ended December 31, 2012, we originated approximately $38.0 million of new investments in twelve portfolio companies. For the period from September 6, 2011 through December 31, 2011, we originated approximately $8.0 million of new investments in three portfolio companies.  We had total investment principal repayments of $6.1 million for the year ended December 31, 2012.

As of December 31, 2012 and December 31, 2011, accrued interest receivable was $0.2 million and $0.1 million, respectively. The increase in 2012 was due to a larger portfolio relative to 2011 and represents one month of accrued interest income on each of our investments. No investments were on non-accrual status in any period.

During the period ended December 31, 2011, we paid total debt issuance costs of $0.3 million. As of December 31, 2012, the unamortized balance of debt issuance costs was $0.1 million.  These costs relate to Harvest Capital Credit LLC’s senior secured revolving credit facility with JMP Group, which closed in August 2011, and are amortized into the statement of operations as interest expense over the term of the credit facility.

As of December 31, 2012, our investment portfolio consisted of investments in thirteen portfolio companies, which totaled $41.5 million at fair value, and our net assets were $19.8 million.

The following table shows our investment portfolio as of December 31, 2012 and December 31, 2011:

Schedule of Investments
(as of December 31, 2012)

Portfolio Company	Investment (1)	Origination Date	Outstanding Principal	Cost	Fair Value

Investments in Affiliated Portfolio Companies

Seafood Product Preparation and Packaging

Solex (9.7%)*	Senior Secured Term Loan, due 12/28/2016	12/31/2012	$1,700,000	$1,514,642	$1,514,642
	(15.79%; LIBOR + 12.50% Cash/3.29% PIK)

	Common Equity			250,000	250,000
	(6.34% of fully diluted common equity)

	Common Equity Warrants			151,514	151,514
	(6.4% of fully diluted common equity)

Total Investments in Affiliated Portfolio Companies				1,916,156	1,916,156

Investments in Non-controlled, Non-affiliated Portfolio Companies

Hand Tool Manufacturing

Rostra Tool Company (23.8%)*	Junior Secured Subordinated Debt, due 12/15/2014	2/1/2012	4,540,116	4,454,880	4,454,880
	(Greater of 17.00%; 13.00% Cash/4.00% PIK or LIBOR + 13.50%
	LIBOR + 9.50% Cash/4.00% PIK)

	Common Equity Warrants			-	268,000
	(14.99% of fully diluted common equity)

Heavy and Civil Engineering and Construction

LNB Construction, Inc. (23.4%)*	Junior Secured Subordinated Debt, due 11/30/2014	8/21/2012	3,436,199	3,196,867	3,196,867
	(20.00%; 17.00% Cash/3.00% PIK)

	Options to Purchase Common Equity			193,750	1,434,000
	(16.5% of fully diluted common equity)

Industrial Fluid Filtration Services

CRS Reprocessing, LLC (14.9%)*	Senior Secured Term Loan, due 11/02/2015	11/1/2012	3,015,251	2,957,624	2,957,624
	(15.00%, 12.00% Cash/3.00% PIK)

Industrial Machinery Manufacturing

Douglas Machines Corp. (21.3%)*	Junior Secured Subordinated Debt, due 4/6/2017	4/6/2012	4,110,032	3,997,810	4,110,032
	(16.00%; 12.50% Cash/3.50% PIK)

	Common Equity Warrants			12,500	104,000
	(2.0% of fully diluted common equity)

Motor Vehicle Metal Stamping

JD Norman Industries, Inc. (20.7%)* (2)	Junior Secured Subordinated Debt, due 10/31/16	11/3/2011	4,168,369	4,100,488	4,100,488
	(19.00%; 12.50% Cash/6.50% PIK)

Novelty Shops

Peekay Acquisition, LLC (Christals) (9.0%)*	Senior Secured Term Loan, due 12/27/2015	12/31/2012	2,000,000	1,678,500	1,678,500
	(18.00%; 15.00% Cash/3.00% Accommodation Fee)

	Common Equity Warrants (Christals Acquisition, LLC)			35,000	35,000
	(2.0% of fully diluted common equity)

	Common Equity Warrants (Christals Parent, LLC)			70,000	70,000
	(4.0% of fully diluted common equity)

Other Nondepository Credit Intermediation

WBL SPE I, LLC (4.7%)*	Senior Secured Term Loan, due 12/28/2015	12/28/2012	1,000,000	940,000	940,000
	(18.00% Cash)

Pawn Retail Outlets

Pawn Plus, Inc. (19.0%)*	Senior Secured Term Loan, due 12/31/2016	12/31/2012	3,900,000	3,630,193	3,630,193
	(Greater of 17.00%; 15.00% Cash/2.00% PIK or LIBOR + 14.50%;
	LIBOR + 12.50% Cash/2.00% PIK)

	Common Equity Warrants			133,524	133,524
	(3.9% of fully diluted common equity)

Pharmaceutical Merchant Wholesaler

Insight Pharmaceuticals, LLC (7.9%)*	Junior Secured Term Loan, due 08/25/2017	9/14/2011	1,544,828	1,533,109	1,560,276
	(13.25%; LIBOR + 11.75% with 1.50% LIBOR floor)

Safety Consulting Services

Safety Services Acquisition Corp. (28.1%)*	Junior Secured Subordinated Debt, due 7/5/2017	4/5/2012	5,433,000	5,353,111	5,433,000
	(15.0%; 12.50% Cash/2.50% PIK)

	Common Equity			100,000	131,000
	(0.65% of fully diluted common equity)

Software Publishing

Blackboard Inc. (9.7%)*	Junior Secured Term Loan, due 04/04/2019	11/8/2011	2,000,000	1,819,424	1,927,000
	(11.50%; LIBOR + 10.00% with 1.50% LIBOR floor)

Optimal Blue (17.3%)*	Junior Secured Subordinated Debt, due 03/28/2018	12/28/2012	3,500,000	3,430,778	3,430,778
	(14.50%; 12.50% Cash/2.00% PIK)

Total Investments in Non-controlled, Non-affiliated Portfolio Companies				37,637,558	39,595,162

Total Investments as of December 31, 2012 (209 .6%)*				$39,553,714	$41,511,318

* Value as a percent of net assets
(1)
All debt investments are income producing.  Common equity and all warrants are non-income producing. All of our investments other than LNB Construction, Inc., are qualifying assets for purposes of Section 55(a) of the 1940 Act.

(2)
JD Norman Industries, Inc., was in default of a financial covenant as of December 31, 2012 resulting in the accrual of interest at the default rate, which is presented above.  The non-default interest rate is 16.00% (12.50% Cash/3.50% PIK). As of December 31, 2012, however, the company was performing and was held on accrual status.

Schedule of Investments
(as of December 31, 2011)

Portfolio Company	Investment (1)	Origination Date	Outstanding Principal	Cost	Fair Value

Investments in Non-controlled, Non-affiliated Portfolio Companies

Motor Vehicle Metal Stamping

JD Norman Industries, Inc. (68.4%)*	Junior Secured Subordinated Debt, due 10/31/16	11/3/2011	4,000,000	3,927,353	3,902,100
	(16.00%; 12.50% Cash/3.50% PIK)

Pharmaceutical Merchant Wholesaler

Insight Pharmaceuticals, LLC (34.9%)*	Junior Secured Term Loan, due 08/25/2017	9/14/2011	2,000,000	1,985,556	1,990,000
	(13.25%; LIBOR + 11.75% with 1.50% LIBOR floor)

Software Publishing

Blackboard Inc. (31.5%)*	Junior Secured Term Loan, due 04/04/2019	11/8/2011
	(11.50%; LIBOR + 10.00% with 1.50% LIBOR floor)		2,000,000	1,802,590	1,800,000

Investments in Non-controlled, Non-affiliated Portfolio Companies				7,715,499	7,692,100

Total Investments as of December 31, 2011 (134.8%)*				$7,715,499	$7,692,100

*	Value as a percent of net assets
(1)	All debt investments are income producing

Portfolio Asset Quality

We use a credit rating system which rates each debt investment on a scale of 1 to 5, with 1 being the highest credit quality rating and 2 being the rating for an investment generally performing in line with expectations. A rating of 3, 4 or 5 represents a deteriorating credit quality and increased risk. See “Business” for more detailed descriptions. As of December 31, 2012 and December 31, 2011, each of our debt investments carried a credit rating of 2 or 1.

The following table shows the composition of our investment portfolio at December 31, 2012 and December 31, 2011:

	Cost	Percentage of Total Portfolio	Fair Value	Percentage of Total Portfolio

December 31, 2012:
Debt investments	$38,607,425	97.61%	$38,934,280	93.79%
Equity investments	946,288	2.39%	2,577,038	6.21%
	$39,553,713	100.00%	$41,511,318	100.00%

December 31, 2011:
Debt investments	$7,715,499	100.00%	$7,692,100	100.00%
Equity investments	-	0.00%	-	0.00%
	$7,715,499	100.00%	$7,692,100	100.00%

Results of Operations for the Year Ended December 31, 2012 and the Period ended December 31, 2011

Interest and Other Income

	Year Ended December 31, 2012	Period from September 6, 2011 (Commencement of Operations) Through December 31, 2011

Interest income	$3,772,910	$229,767
Other income	40,000	-
Total interest and other income	$3,812,910	$229,767

For the year ended December 31, 2012, total interest and other income increased to $3.8 million from $0.2 million over the period from September 6, 2011 to December 31, 2011, primarily due to the increased average size of the investment portfolio. Other income was primarily comprised of due diligence and structuring fees collected from our portfolio companies.

For the year ended December 31, 2012 and the period from September 6, 2011 through December 31, 2011, our dollar-weighted average annualized yield on average investments was approximately 16.8% and 15.0%, respectively. We compute the yield on average investments as (a) total interest income divided by (b) the weighted average cost of our debt investments. We used month-end investment balances during the period to compute average investments.

Expenses

	Year Ended December 31, 2012	Period from September 6, 2011 (Commencement of Operations) Through December 31, 2011

Management fee expense	$1,149,737	$12,863
Interest expense	974,369	126,791
General and administrative	310,040	267,871
Total expenses	$2,434,146	$407,525

Total expenses for the year ended December 31, 2012 and the period from September 6, 2011 through December 31, 2011 consisted primarily of management fees and interest expense, and to a lesser extent, professional fees and general and administrative expenses.  Management fees for the year ended December 31, 2012 increased compared to the period from September 6, 2011 through December 31, 2011 as a result of the growth in average investments outstanding to $22.0 million from $5.0 million.  The management fees are comprised of base management fees and income incentive management fees and are paid quarterly in arrears.  The base management fees are calculated as a percentage of average gross investments less the average amount outstanding on the line of credit.  The income incentive management fees are earned subject to our pre-incentive fee net investment income being greater than 8% (annualized) net assets.  Interest expense for the year ended December 31, 2012 increased compared to the September 6, 2011 through December 31, 2011.  The increase is attributed to higher average borrowings outstanding on the senior secured revolving credit facility with JMP Group.

Financial Condition, Liquidity and Capital Resources

Historically, our primary sources of funding have been our private placement of equity capital and from Harvest Capital Credit LLC's senior secured revolving credit facility with JMP Group. For more information on this credit facility, see "Borrowings" below. Harvest Capital Credit LLC held its initial equity closing on September 6, 2011, with commitments totaling $15.2 million. Since then we have had several more closings and as of December 31, 2012 commitments totaled $32.5 million, of which $17.7 million have been called. In advance of our acquisition of Harvest Capital Credit LLC, as described under the "Formation Transaction" section above, Harvest Capital Credit LLC intends to call the remaining unfunded equity commitments.

At December 31, 2012, we had cash and cash equivalents of approximately $7.6 million. As of December 31, 2012, we had available borrowing capacity of approximately $1.8 million under the credit facility with JMP Group, subject to existing terms and advance rates.

For the year ended December 31, 2012, net cash used in operating activities totaled approximately $29.1 million, primarily due to the funding of investments partially offset by interest collected on our loans, and net cash provided by financing activities totaled $34.0 million, primarily from capital received from investors and borrowings under the credit facility.

We expect to generate cash primarily from the net proceeds of this offering and any future offerings of securities and cash flows from operations, including interest earned from the temporary investment of cash in U.S. government securities and other high-quality debt investments that mature in one year or less.  We may also fund a portion of our investments through borrowings from banks and issuances of senior securities, including before we have fully invested the proceeds of this offering.

Our primary use of funds will be to make investments in eligible portfolio companies and to pay our expenses and distributions to holders of our common stock. Immediately after this offering, we expect to have cash resources of approximately $41.9 million and $0.0 million of outstanding indebtedness. This amount does not take into account the exercise, if any, of the underwriters’ over-allotment option. See “Use of Proceeds.”

After we have used our current capital resources, including the net proceeds from this offering, we expect to opportunistically raise additional capital as needed and subject to market conditions to support our future growth through future equity offerings, issuances of senior securities and/or future borrowings, to the extent permitted by the 1940 Act. We are not generally able to issue and sell our common stock at a price below net asset value per share. We may, however, sell our common stock, warrants, options or rights to acquire our common stock, at a price below the current net asset value of the common stock, if our board of directors determines that such sale is in our best interests and that of our stockholders, and our stockholders approve such sale. In any such case, the price at which our securities are to be issued and sold may not be less than a price which, in the determination of our board of directors, closely approximates the market value of such securities (less any distributing commission or discount).

In order to satisfy the Code requirements applicable to a RIC, we intend to distribute to our stockholders all or substantially all of our income except for certain net capital gains. In addition, as a business development company, we generally will be required to meet an asset coverage ratio of 200%. This requirement will limit the amount that we may borrow. Upon the receipt of the net proceeds from this offering, we will be in compliance with the asset coverage ratio under the 1940 Act. Prior to this offering, we used a higher percentage of leverage than will be permitted once we are a business development company. As of December 31, 2012, we had an asset coverage ratio of 170%. In order to comply with the asset coverage ratio under the 1940 Act, we will use a portion of the net proceeds from the offering to immediately repay all of our outstanding borrowings. See “Use of Proceeds.”

Borrowings

Effective August 24, 2011, Harvest Capital Credit LLC entered into its senior secured revolving credit facility with JMP Group. The credit facility had a total size of $30 million, a maximum term of six years and revolving period of two years. The maximum available amount under the credit facility began at $20 million and increased at a rate of $2.5 million per quarter until the maximum size limit of $30.0 million was reached in July 2012.  The maximum amount outstanding was also limited by a covenant which restricts borrowings to no more than 2.0 times the Net Tangible Asset Value ("NTAV") of Harvest Capital Credit LLC. At the end of the two year revolving period, the outstanding balance was set to amortize evenly at 5% per quarter over the following 16 consecutive quarters with the final 20% due at maturity on August 24, 2017. The credit facility carried an interest rate of the Prime Rate plus 4.75%.  The credit facility had an unused line fee of 0.50% per year. As of December 31, 2012, the outstanding balance on the facility was $28.2 million.

The agreement governing the credit facility required Harvest Capital Credit LLC to, among other things, (i) make representations and warranties regarding the collateral, as well as our business, (ii) agree to certain indemnification obligations and (iii) agree to comply with various affirmative and negative covenants and other customary requirements for similar credit facilities. The credit facility documents also included usual and customary default provisions such as the failure to make timely payments under the facility and the occurrence of a change in control, which, if not complied with, could accelerate repayment under the facility, thereby materially and adversely affecting Harvest Capital Credit LLC’s liquidity, financial condition and results of operations. The credit facility was secured by all of Harvest Capital Credit LLC’s assets. Harvest Capital Credit LLC used the credit facility to fund a portion of its loan origination activities and for general corporate purposes.  Each loan origination under the credit facility was subject to the satisfaction of certain conditions.

As of March 25, 2013, we entered into an amendment to the credit facility with JMP Group, whereby, upon completion of this offering and the formation transaction, and satisfaction of certain other closing conditions, we will have a secured revolving credit facility with JMP Group on the same or substantially similar terms as the initial credit facility entered into between JMP Group and Harvest Capital Credit LLC.  Each loan origination under this credit facility will also be subject to the satisfaction of certain conditions. Thus, we cannot be assured that we will be able to borrow funds under this secured revolving credit facility at any particular time or at all. This secured revolving credit facility will provide, subject to certain conditions and limitations, up to an aggregate of $50 million of revolving borrowings until April 1, 2014, but that amount may be reduced by us unilaterally upon giving notice to JMP Group.   After April 1, 2014, the amount outstanding thereunder will become a term loan payable in fourteen consecutive quarterly installments (beginning on April 1, 2014), each in an amount equal to 5% of the term amount, and with final payment of any other outstanding amounts due on the final date of August 24, 2017. Borrowings under the secured revolving credit facility will bear interest at an annual rate equal to either (i) LIBOR plus 4.50%, with a LIBOR floor of 1.5%, or (ii) the Prime Rate plus 2.25%, at our election and subject to increases during a default under the credit facility. Prior to the consummation of this offering, the Harvest Capital Credit LLC secured revolving credit facility bore interest at an annual rate equal to either (i) LIBOR plus 7.0%, with a LIBOR floor of 1.5%, or (ii) the Prime Rate plus 4.75%.

We also executed a commitment letter with City National Bank, dated as of March 20, 2013, which would provide for a secured revolving credit facility with available borrowings of up to $20 million.  Borrowings under the proposed CNB facility would be available for general corporate purposes and investments, including in senior and subordinated loans to middle market companies.  The closing of the proposed CNB facility is contingent on a number of conditions, including, without limitation, our completed purchase of an initial investment portfolio of not less than $40,000,000, which we intend to accomplish through the acquisition of Harvest Capital Credit LLC and its portfolio in the formation transaction, and the consummation of this offering with resulting aggregate net cash proceeds to us of not less than $42,500,000.  If we are successful in securing the proposed CNB facility, we intend to use borrowings for general corporate purposes and to make additional investments.  We cannot assure you that we will be able to enter into the proposed CNB facility on the terms contemplated by the commitment letter, or at all. In the event the initial funding under the CNB facility does not occur on or before May 31, 2013, CNB’s commitment to provide the facility will expire, unless CNB otherwise agrees.
The CNB facility would provide, subject to certain conditions and limitations, up to an aggregate principal amount of $20 million of revolving borrowings for a period of three years from the closing of the facility, with a final maturity of all advances under the facility of one additional year from the expiration of the three-year period, resulting in a total of four years until final maturity.  Borrowings under the proposed CNB facility would bear interest at an annual rate equal to either (i) LIBOR plus 4.0% or (ii) the Prime Rate plus 3.0%.  The proposed CNB facility would also have an unused line fee of 0.50% per year, during the first 90 days and thereafter 1.0% when utilization of the facility is less than or equal to the $20 million maximum amount under the facility.  At closing, we would pay a fee of 1.0% or $200,000.

Under the proposed terms of the CNB facility, the Company would be required to, among other things, (i) make representations and warranties regarding the collateral, as well as our business and (iii) agree to comply with various affirmative and negative covenants and other customary requirements for similar credit facilities. Under the proposed terms of the CNB Facility, the Company would also be subject to usual and customary default provisions, such as the failure to make timely payments under the facility. The proposed CNB facility would be secured by all of our assets.

Upon completion of this offering and the formation transaction, we intend to reduce the amount of available borrowings from JMP Group and enter into a single, combined senior secured credit facility with JMP and CNB having a maximum revolving amount of $50 million (with up to $30 million in borrowings provided by JMP and $20 million provided by CNB).  The terms of the single facility are expected to be the same or substantially similar to the amended credit facility with JMP Group.

Off-Balance Sheet Arrangements

In the normal course of business, we are and will likely continue to be party to financial instruments with off-balance sheet risk. These consist primarily of unfunded commitments to extend credit, in the form of loans, to our portfolio companies. Unfunded commitments to provide funds to portfolio companies are not reflected on our statement of assets and liabilities. As of December 31, 2012, we had unfunded commitments totaling $3.5 million. These commitments will be subject to the same underwriting and ongoing portfolio maintenance as the statement of assets and liabilities financial instruments that we hold. Since these commitments may expire without being drawn upon, the total commitment amount does not necessarily represent future cash requirements. We intend to have cash on hand or availability on our credit facility with the JMP Group to fund these commitments - if any. However, there can be no assurance that we will have sufficient capital available to fund these commitments as they come due.

Other Contractual Obligations

We have entered into certain contracts under which we have material future commitments. We have entered into the investment advisory and management agreement with our investment adviser in accordance with the 1940 Act. The investment advisory and management agreement will become effective in connection with the consummation of this offering. Under the investment advisory agreement, our investment adviser has agreed to provide us with investment advisory and management services. We will pay for these services (a) a management fee equal to a percentage of our gross assets and (b) an incentive fee based on our performance. See “Investment Advisory and Management Agreement.”

We have also entered into the administration agreement with JMP Credit Advisors. The administration agreement will become effective upon the closing of this offering. Under the administration agreement, JMP Credit Advisors has agreed to provide us clerical, bookkeeping and record keeping services at such facilities and provide us with other administrative services necessary to conduct our day-to-day operations. We will reimburse JMP Credit Advisors for the allocable portion (subject to the review of our board of directors) of overhead and other expenses incurred by it in performing its obligations under the administration agreement, including rent, the fees and expenses associated with performing compliance functions, and our allocable portion of the cost of our chief financial officer and chief compliance officer and their respective staffs. We will pay the fees associated with this and other outsourced arrangements on a direct basis without incremental benefit to our administrator. Under the administration agreement, the payments required to be made to the administrator during the first year of the term of the agreement will be capped such that the amounts payable to the administrator will not exceed $275,000. The existence of a cap, and the determination of a proper cap amount, in subsequent years will be determined by the mutual agreement of the independent members of our board of directors, on our behalf, and the administrator. See “Administration Agreement.”

Quantitative and Qualitative Disclosures about Market Risk

We are subject to financial market risks, including changes in interest rates. During the periods covered by our financial statements, the interest rates on the loans within our portfolio were all at fixed rates, or floating rates with a floor, and we expect that our loans in the future will also have primarily fixed interest rates. The initial commitments to lend to our portfolio companies are usually based on a floating LIBOR index and typically have interest rates that are fixed at the time of the loan funding and remain fixed for the term of the loan.

Our credit facility with JMP Group has a floating interest rate provision based on the Prime Rate or on a LIBOR index, which resets daily, and we expect that any other credit facilities into which we enter in the future may have floating interest rate provisions. We may use hedging instruments to protect us against interest rate fluctuations. Such instruments may include swaps, futures, options and forward contracts. While hedging activities may insulate us against adverse changes in interest rates, they may also limit our ability to participate in the benefits of lower interest rates with respect to the investments in our portfolio with fixed interest rates.

Because we currently fund, and will continue to fund, our investments with borrowings, our net income is dependent upon the difference between the rate at which we borrow funds and the rate at which we invest the funds borrowed. Accordingly, there can be no assurance that a significant change in market interest rates will not have a material adverse effect on our net income. In periods of rising interest rates, our cost of funds would increase, which could reduce our net investment income if there is not a corresponding increase in interest income generated by floating rate assets in our investment portfolio.

SENIOR SECURITIES

Information about our senior securities is shown in the following table as of December 31, 2012, and December 31, 2011. PricewaterhouseCoopers LLP's report on the senior securities table is attached as an exhibit to the registration statement of which this prospectus is a part. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Borrowings” for more detailed information regarding the senior securities.

Class and Year	Total Amount Outstanding Exclusive of Treasury Securities(1)	Asset Coverage per Unit(2)	Involuntary Liquidating Preference per Unit(3)	Asset Market Value per Unit(4)
	(dollar amounts
	in millions)

Harvest Capital Credit LLC Credit Facility with JMP Group Inc.
2012 (as of December 31, 2012)	$28.2	$1,702	--	N/A
2011 (as of December 31, 2011)	$4.7	$2,218	--	N/A

(1)	Total amount of senior securities outstanding at the end of the period presented.
(2)
Asset coverage per unit is the ratio of our total assets, less all liabilities and indebtedness not represented by senior securities, to the aggregate amount of senior securities representing indebtedness. Asset coverage per unit is expressed in terms of dollar amounts per $1,000 of indebtedness.

(3)
The amount to which such class of senior security would be entitled upon the involuntary liquidation of the issuer in preference to any security junior to it. The "—" indicates information which the Securities and Exchange Commission expressly does not require to be disclosed for certain types of senior securities.

(4)	Not applicable because senior securities are not registered for public trading.

BUSINESS

General

Our Company

We are a specialty finance company that provides customized financing solutions to small to mid-sized companies. We generally target companies with annual revenues between $10 million and $100 million and annual EBITDA (Earnings Before Interest, Taxes, Depreciation and Amortization) between $2 million and $15 million. Companies of this size are generally privately held and are less well known to traditional capital sources such as commercial and investment banks.  In addition, we believe that the current lending environment presents a significant opportunity for our investment strategy, as the recent financial crisis has reduced competition in the lending industry while demand for credit among small and mid-sized private borrowers has increased.  As a result, we believe this segment of the market offers favorable risk adjusted investment opportunities given its underserved nature relative to the larger company market.

Our investment objective is to generate both current income and capital appreciation primarily by making direct investments in the form of subordinated debt and, to a lesser extent, senior debt and minority equity investments in privately-held U.S. small to mid-sized companies.  The companies in which we intend to invest will typically be highly leveraged, and, in most cases, our investments in such companies will not be rated by any rating agency.  If such investments were rated, we believe that they would likely receive a rating below investment grade (i.e., below BBB or Baa), which is often referred to as “junk.”  Indebtedness of below investment grade quality is regarded as having predominately speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. While our primary investment focus is on making loans to, and selected equity investments in, privately-held U.S. small to mid-sized companies, we may also invest in other investments such as loans to larger, publicly-traded companies, high-yield bonds and distressed debt securities. In addition, we may also invest in debt and equity securities issued by collateralized loan obligation funds.

To meet our investment objective, we seek to:

•
capitalize on our investment adviser’s strong relationships with financial intermediaries, entrepreneurs, financial sponsors, management teams, small and mid-sized companies, attorneys, accountants, investment bankers, commercial bankers and other investment referral sources throughout the U.S.;

•	benefit from the resources and relationships of JMP Group;

•
focus on transactions involving small to mid-sized companies which we believe offer higher yielding investment opportunities, lower leverage levels and other terms more favorable than transactions involving larger companies;

•	employ disciplined underwriting policies and rigorous portfolio management practices;

•	structure our investments to minimize risk of principal loss and achieve attractive risk-adjusted returns; and

•	leverage the skills and experience of our investment adviser.

Since we commenced investment operations in September 2011, and through December 31, 2012, we have originated $46.0 million of investments in 15 portfolio companies primarily in directly originated transactions and have had two investments pay-off totaling $5.1 million. For the year ended December 31, 2012, our loan portfolio had a dollar-weighted average annualized yield of approximately 16.8%, including amortization of deferred debt origination fees and original issue discount. In addition, we held equity or warrants to purchase common stock in seven portfolio companies.    In addition, we currently have a pipeline of potential investment opportunities with an aggregate potential value of approximately $80 million.  Since these are potential investment opportunities, we may not enter these transactions, and even if entered into, any such transactions may not result in completed or successful investments.

We are an externally managed, non-diversified closed-end investment company that intends to elect to be treated as a business development company under the Investment Company Act of 1940, or the “1940 Act.” As a business development company, we will be required to comply with numerous regulatory requirements. We will be permitted to, and expect to, finance our investments using debt and equity. However, our ability to use debt is limited in certain significant respects. See “Regulation.” We intend to elect to be treated for federal income tax purposes as a regulated investment company, or “RIC” under Subchapter M of the Internal Revenue Code, or “Code,” commencing with our taxable year ending December 31, 2013.  See “Material U.S. Federal Income Tax Considerations.” As a RIC, we generally will not have to pay corporate-level federal income taxes on any net ordinary income or capital gains that we distribute to our stockholders as dividends if we meet certain source-of-income and asset diversification requirements.

Our principal executive offices are located at 450 Park Avenue, Suite 500, New York, New York 10022, and our telephone number is (212) 906-3500. We also have offices at 600 Montgomery Street, Suite 1700, San Francisco, CA, 94111 and 3440 Preston Ridge Road, Suite 350, Alpharetta, GA 30005.

JMP Group

We were founded in September 2011 by certain members of our investment adviser and JMP Group, a full-service investment banking and asset management firm.  JMP Group currently holds an equity interest in us and our investment adviser and, upon completion of this offering and the formation transaction, will be our lender under a secured revolving credit facility.  JMP Group conducts its primary business activities through three wholly-owned subsidiaries: (i) Harvest Capital Strategies, LLC, an SEC-registered investment adviser with approximately $775 million in alternative assets under management that focuses on long-short equity hedge funds, middle-market lending and private equity, (ii) JMP Securities LLC, a full-service investment bank that provides equity research, institutional brokerage and investment banking services to growth companies and their investors, and (iii) JMP Credit Advisors LLC, our administrator that manages approximately $475 million in credit assets through its collateralized loan obligation.  The shares of common stock of JMP Group Inc. are traded on the New York Stock Exchange (NYSE: JMP).

Our Investment Adviser

Our investment adviser’s investment team is led by two partners, Richard P. Buckanavage and Ryan T. Magee, who have an average of approximately 17 years of investment experience, and will be supported by JMP Group’s team of investment professionals. We expect that our investment adviser will hire additional investment professionals, as necessary. In addition, our investment adviser expects to draw upon JMP Group’s over 10-year history in the investment management business and to benefit from the JMP Group investment professionals’ significant capital markets, trading and research expertise developed through investments in different industries and over numerous companies in the United States.

Prior to joining our investment adviser, Mr. Buckanavage, who is also our President and Chief Executive Officer, co-founded and served in executive roles at Patriot Capital Funding, Inc., a publicly-traded business development company, from 2003 to 2009, where he helped deploy over $520 million in investments to over 50 small and mid-sized companies throughout the U.S.  Mr. Magee worked as a senior investment professional at Patriot Capital Funding with Mr. Buckanavage for five years.  Throughout their careers as investors in private companies, Messrs. Buckanavage and Magee have gained significant experience in all aspects of finance, including transaction sourcing, credit analysis, transaction structuring, due diligence and portfolio management.

In addition, our investment adviser has an investment committee that is responsible for approving all key investment decisions that are made by our investment adviser on our behalf.  The members of the investment committee are Messrs. Buckanavage and Magee, as well as Joseph A. Jolson, the Chairman of our board of directors and the Chairman and Chief Executive Officer of JMP Group Inc.; Carter D. Mack, the President of JMP Group Inc.; and Bryan B. Hamm, the President of JMP Credit Advisors. The members of our investment committee have an average of 22 years of investment experience and collectively currently manage or oversee approximately $1.2 billion of assets, including alternative assets such as long-short equity hedge funds, middle-market lending, private equity, and one collateralized loan obligation.  All key investment decisions made by our investment adviser on our behalf require the approval from three of the five members of the investment committee and must include the approval of both Messrs. Jolson and Buckanavage.

Our Business Strategy

Our investment objective is to generate both current income and capital appreciation primarily by making direct investments in the form of subordinated debt and, to a lesser extent, senior debt and minority equity investments.  We plan to accomplish our investment objective by targeting investments in small and mid-sized U.S. private companies with annual revenues between $10 million and $100 million and EBITDA between $2 million and $15 million.  We believe that transactions involving these size companies offer higher yielding investment opportunities, lower leverage levels and other terms more favorable than transactions involving larger companies.

We have adopted the following business strategy to achieve our investment objective:

Capitalize on our investment adviser’s extensive relationships with small to mid-sized companies, their private equity sponsors and intermediaries.   Our investment adviser maintains extensive relationships with financial intermediaries, entrepreneurs, financial sponsors, management teams, small and mid-sized companies, attorneys, accountants, investment bankers, commercial bankers and other non-bank providers of capital throughout the U.S. who we expect will produce attractive investment opportunities for us.  Our investment adviser has been the sole or lead originator in a majority of our completed investment transactions. Our investment adviser will also benefit from the resources and relationships of JMP Group, which maintains offices in San Francisco, CA; New York, NY; Chicago, IL; Atlanta, GA; Boston, MA; and Minneapolis, MN. Since our inception, we have reviewed approximately 284 potential transactions, reflecting approximately 13 potential transactions per month.

Focus on an Underserved Market for Small to Mid-sized Companies.   We believe that broad-based consolidation in the financial services industry coupled with operating margin and growth pressures have caused financial institutions to de-emphasize services to small to mid-sized companies in favor of larger corporate clients. We believe these factors have resulted in a lending market for small to mid-sized companies that is underserved and offers attractive risk-adjusted investment opportunities.

Leverage the Skills of Our Experienced Investment Adviser.   The principals of our investment adviser have an average of approximately 17 years of experience advising, investing in and lending to small and mid-sized companies and have been active participants in the primary leveraged credit markets. Throughout their careers, they have navigated various economic cycles as well as several market disruptions. We believe this experience and understanding allows them to select and structure better investments for us and to efficiently monitor and provide managerial assistance to our portfolio companies.

Apply Disciplined Underwriting Policies.   Lending to small to mid-sized private companies requires in-depth due diligence and credit underwriting expertise, which the principals of our investment adviser have gained throughout their extensive careers.  Our investment adviser has implemented disciplined and consistent underwriting policies in every transaction. These policies include a thorough analysis of each potential portfolio company’s competitive position, financial performance, management team, operating discipline, growth potential and industry considerations. We have adopted a guideline that we will generally refrain from investing more than 15% of our portfolio in any single industry sector.

Maintain Rigorous Portfolio Management.   The principals of our investment adviser have significant investing and board level experience with small to mid-sized companies and, as a result, we expect that our investment adviser will be a value-added partner to, and remain in close contact with, our portfolio companies.  After investing in a company, our investment adviser will monitor each investment closely, typically receiving monthly, quarterly and annual financial statements, meeting face-to-face with our portfolio companies at least twice annually, as well as frequent informal communication with portfolio companies.  In addition, all of our portfolio company investments contain financial covenants, and we obtain compliance certificates relating to those covenants quarterly from our portfolio companies. We believe that our investment adviser’s initial and ongoing portfolio review process will allow it to effectively monitor the performance and prospects of our portfolio companies.

“Enterprise Value” Lending.  We and our investment adviser take an enterprise value approach to the loan structuring and underwriting process. “Enterprise value” is the value that a portfolio company’s most recent investors place on the portfolio company or “enterprise.” The equity value of the enterprise is determined by multiplying (x) the number of shares of common stock of the portfolio company outstanding on the date of calculation, on a fully diluted basis (assuming the conversion of all outstanding convertible securities and the exercise of all outstanding options and warrants), by (y) the price per share paid by the most recent purchasers of equity securities of the portfolio company. We generally secure a subordinated lien and, to a lesser extent, senior secured lien position against the enterprise value of a portfolio company and generally our exposure is less than 65% of the enterprise value and we obtain pricing enhancements in the form of warrants and other fees that build long-term asset appreciation in our portfolio. “Enterprise value” lending requires an in-depth understanding of the companies and markets served. We believe the experience that our investment adviser possesses gives us enhanced capabilities in making these qualitative “enterprise value” evaluations, which we believe can produce a high quality loan portfolio with enhanced returns for our stockholders.

 Opportunity for Enhanced Returns. To enhance our loan portfolio returns, in addition to interest, we often obtain warrants to purchase the equity of our portfolio companies, as additional consideration for making loans. The warrants we obtain generally include a “cashless exercise” provision to allow us to exercise these rights without requiring us to make any additional cash investment. Obtaining warrants in our portfolio companies allows us to participate in the equity appreciation of our portfolio companies which we expect will enable us to generate higher returns for our investors.  We may also make a direct equity investment in a portfolio company  in conjunction with an investment in a loan, which may provide us with additional equity upside in our investment.   Furthermore, we seek to enhance our loan portfolio returns by obtaining ancillary structuring and other fees related to the origination, investment, disposition or liquidation of debt and investment securities.

Market Opportunity

We believe that a large and attractive market for subordinated and senior debt and equity investments in small to mid-sized companies exists, in part, because it is underserved by traditional sources of credit. In addition, we believe that this attractive investment environment will persist over the foreseeable future due to the lingering effects of the recent credit-market dislocation.  We believe the credit crisis that began in 2007 and the subsequent exit from the small to mid-sized company lending market of traditional capital sources, such as commercial banks, finance companies, hedge funds and collateralized loan obligation funds, has resulted in an increase in opportunities for alternative funding sources. In addition, we believe that there continues to be less competition in our market and an increased opportunity for attractive risk-adjusted returns. The remaining lenders and investors in the current environment are requiring lower amounts of senior and total leverage, increased equity commitments and more comprehensive covenant packages than was customary in the years leading up to the credit crisis.

We believe that the limited amount of capital available to small to mid-sized companies, coupled with the desire of these companies for flexible and partnership-oriented sources of capital, creates an attractive investment environment for us. We believe the following factors will continue to provide us with opportunities to grow and deliver attractive returns to stockholders.

The lower middle-market represents a large, underserved market.  There are approximately 117,000 small to mid-sized companies in the U.S., defined as companies with revenues between $10 million and $100 million, based on our analysis of data provided by S & P Capital IQ. We believe that small to mid-sized companies, most of which are privately-held, are relatively underserved by traditional capital providers such as commercial banks, finance companies, hedge funds and collateralized loan obligation funds. Further, we believe that companies of this size generally are less leveraged relative to their enterprise value, as compared to larger companies with more financing options.

Recent credit market dislocation for small to mid-sized companies has created an opportunity for attractive risk-adjusted returns. We believe the credit crisis that began in 2007 and the subsequent exit from the small to mid-sized company lending market of traditional capital sources, such as commercial banks, finance companies, hedge funds and collateralized loan obligation funds, has resulted in an increase in opportunities for alternative funding sources. Moreover, recent regulatory changes, including the Dodd-Frank Financial Reform Act and the introduction of new international capital and liquidity requirements under the Basel III Accords in addition to the continued ownership of legacy non-performing assets have significantly curtailed banks’ lending capacity. In response, we believe that many commercial lenders have de-emphasized their service and product offerings to small to mid-sized companies in favor of lending, managing capital markets transactions and providing other non-credit services to their larger customers. We expect bank lending to small to mid-sized companies to continue to be constrained for several years as Basel III rules phase in and rules and regulations are promulgated and interpreted under the Dodd-Frank Act.

In addition, we believe that there continues to be less competition in our market and an increased opportunity for attractive risk-adjusted returns. The remaining lenders and investors in the current environment are requiring lower amounts of senior and total leverage, increased equity commitments and more comprehensive covenant packages than was customary in the years leading up to the credit crisis.

Large pools of uninvested private equity capital should drive future transaction velocity.  According to Pitchbook, as of December 31, 2012, there was approximately $47.4 billion of uninvested capital raised by private equity funds under $500 million in fund size with vintage years from 2007 to 2012.  As a result, we expect that private equity firms will remain active investors in small to mid-sized company market. Private equity funds generally seek to leverage their investments by combining their equity capital with senior mezzanine debt and/or secured loans provided by other sources, and we believe that our investment strategy positions us well to partner with such private equity investors.

Future refinancing activity is expected to create additional investment opportunities.  After strong loan issuance in the middle market sector between 2005 and 2007, Fitch Rating's leveraged finance research estimates the overall refinancing cliff of loans in that sector to be approximately $485 billion for 2012 through 2016. We believe that this maturity cliff is equally as prevalent in the small to mid-sized company market and that this supply of opportunities coupled with limited financing providers focused on small to mid-sized companies will continue to produce for us investment opportunities with attractive risk-adjusted returns.

Our Investment Criteria

We use the following criteria and guidelines in evaluating investment opportunities and constructing our portfolio. However, not all of these criteria and guidelines have been, or will be, met in connection with each of our investments.

Value Orientation /Positive Cash Flow.  We place a premium on analysis of business fundamentals from an investor’s perspective and have a distinct value orientation. We focus on companies with proven business models in which we can invest at reasonable multiples of operating cash flow. We also typically invest in companies with a history of profitability. We do not invest in start-up companies, “turn-around” situations or companies that we believe have unproven business plans.

Experienced Management Teams with Meaningful Equity Ownership.  We target portfolio companies that have management teams with significant relevant industry experience coupled with meaningful equity ownership. We believe management teams with these attributes are more likely to manage the companies in a manner that protects our debt investment and enhances the value of our equity investment.

Niche Market Leaders with Defensible Market Positions.  We invest in companies that have developed defensible and/or leading positions within their respective markets or market niches and are well positioned to capitalize on growth opportunities. We favor companies that demonstrate significant competitive advantages, which we believe helps to protect their market position and profitability.

Diversified Customer and Supplier Base.  We prefer to invest in companies that have a diversified customer and supplier base. Companies with a diversified customer and supplier base are generally better able to endure economic downturns, industry consolidation and shifting customer preferences.

Portfolio Diversification.  We adhere to prudent limitations on sector concentrations, which serve to diversify our portfolio and help to mitigate the risks of an economic downturn in any particular industry sector.  In addition, we seek to diversify our portfolio from a geographic and a single borrower concentration perspective to mitigate the risk of an economic downturn in any particular part of the U.S. or concentration risk with respect to a particular borrower.

Ability to Exert Meaningful Influence.   We seek to target investment opportunities in which we are the lead/sole investor in our tranche and in which we can add value through rigorous portfolio management and exercising certain rights and remedies available to us when necessary.

Private Equity Sponsorship.  When feasible, we seek to invest in companies in conjunction with private equity sponsors who have proven capabilities in building value. We believe that a private equity sponsor can serve as a committed partner and advisor that will actively work with the company and its management team to meet company goals and create value. We assess a private equity sponsor’s commitment to a portfolio company by, among other things, the capital contribution it has made or will make in the portfolio company.

Security Interest.  We generally seek a first or second priority security interest in all of the portfolio company’s tangible and intangible assets as collateral for our debt investment, subject in some cases to permitted exceptions. Although we do not intend to operate as an asset-based lender, the estimated liquidation value of the assets, if any, collateralizing the debt securities that we hold is evaluated as a potential source of repayment. We evaluate both tangible assets, such as accounts receivable, inventory and equipment, and intangible assets, such as intellectual property, customer lists, networks and databases.

Covenants.  We seek to negotiate covenants in connection with our investments that afford our portfolio companies with flexibility in managing their businesses, but also act as a tool to minimize our loss of capital. Such restrictions may include affirmative and negative covenants, default penalties, lien protection, change of control provisions and board rights, including either observation or participation rights. All of our investments have cross-default and material adverse change provisions as well as periodic financial reports and operating metrics and limit the portfolio company’s ability to incur additional debt, sell assets, engage in transactions with affiliates and consummate an extraordinary transaction, such as a merger, acquisition or recapitalization. In addition, we may require other performance or financial based covenants, as we deem appropriate.

Exit strategy.  We generally seek to invest in companies that we believe possess attributes that will provide us with the ability to exit our investments within a pre-established investment horizon. We expect to exit our investments typically through one of three scenarios: (i) the sale of the company resulting in repayment of all outstanding debt, (ii) the recapitalization of the company through which our loan is replaced with debt or equity from a third party or parties or (iii) the repayment of the initial or remaining principal amount of our loan then outstanding at maturity. In some investments, there may be scheduled amortization of some portion of our loan which would result in a partial exit of our investment prior to the maturity of the loan.

Investment Process

The principals of our investment adviser have responsibility for originating investment opportunities, evaluating potential investments, transaction due diligence, preparation of a preliminary deal evaluation memorandum, negotiation of definitive terms and conditions, securing approval from the investment committee, negotiation of legal documentation and monitoring/management of portfolio investments. There are six key elements of our investment process:

•	Origination

•	Evaluation

•	Structuring/Negotiation

•	Due Diligence/Underwriting

•	Documentation/Closing

•	Portfolio Management/Investment Monitoring.

Origination

Our investment adviser develops investment opportunities through a relationship network of financial intermediaries, entrepreneurs, financial sponsors, management teams, small- and mid-sized companies, attorneys, accountants, investment bankers, commercial bankers and other non-bank providers of capital throughout the U.S.  This investment sourcing network has been developed by the principals of our investment adviser over an average of a 17-year period, and enabled them to construct a geographically diverse portfolio of over 50 investments in every region of the U.S. while at Patriot Capital Funding.  This same investment sourcing network has been utilized at the Company since inception to help create solid geographic diversity with 18% of the portfolio invested in the Northeast, 10% in the Midwest, 14% in the South, 13% in the Southwest, 18% in the Southeast, 9% in the Northwest, and 18% in the Mid-Atlantic region.  We believe that the strength of this network should enable our investment adviser to receive the first look at many investment opportunities.  We believe that directly originating our own subordinated debt and senior debt investments and equity co-investments gives us greater control over due diligence, structure, terms and ultimately results in stronger investment performance.  As a lead and often sole investor in the particular tranche of the capital structure, we also expect to obtain board or observation rights, which allow us to take a more active role in monitoring our investment after we close the investment.

We also expect our investment adviser’s relationship with JMP Group, which manages a family of six hedge funds, one hedge fund of funds, one private equity fund and one collateralized loan obligation fund, to generate investment opportunities for us.

Evaluation

An initial review of the potential investment opportunity will be performed by one or more investment professionals of our investment adviser.  During the initial review process, the investment professionals may solicit input regarding industry and market dynamics from credit analysts and/or equity research analysts within our investment adviser and JMP Group.  If the investment opportunity does not meet our investment criteria, feedback will be delivered timely through our origination channels.  To the extent an investment appears to meet our investment criteria, the investment professionals of our investment adviser will begin preliminary due diligence.

Structuring/Negotiation

When an investment professional of our investment adviser identifies an investment opportunity that appears to meet our investment criteria, one or more of our investment adviser’s investment professionals will prepare a pre-screen memorandum.  During the process, comprehensive and proprietary models are created to evaluate a range of outcomes based on sensitized variables including various economic environments, changes in the cost of production, and various product or service supply/demand and pricing scenarios.  The investment professionals of our investment adviser will perform preliminary due diligence and tailor a capital structure to match the historical financial performance and growth strategy of the potential portfolio company.

The pre-screen memorandum will also include the following:

•	Transaction description;

•	Company description, including product or service analysis, market position, industry dynamics, customer and supplier analysis, and management evaluation;

•	Quantitative and qualitative analysis of historical financial performance and preparation of 5-year financial projections;

•	Competitive landscape;

•	Business strengths and weaknesses;

•	Quantitative and qualitative analysis of business owner(s) (including private equity firm);

•	Potential investment structure, leverage multiples and expected yield calculations; and

•	Outline of key due diligence areas.

The investment committee of our investment adviser then reviews the pre-screen memorandum and determines whether the opportunity fits our general investment criteria and should be considered for further due diligence.  If the investment committee makes a positive determination, the investment professionals of our investment adviser will then negotiate and execute a non-binding term sheet with the potential portfolio company and conduct further due diligence.

The investment committee of our investment adviser currently consists of Messrs. Jolson, Buckanavage, Magee, Mack and Hamm.  All key decisions, including screening, initial approvals, final commitment, amendments and sale approvals (if applicable), require approvals from three of the five investment committee members and must include approvals from Messrs. Jolson and Buckanavage.  Although we have a formal process for investment approvals, the investment professionals of our investment adviser are in constant communication with at least one member of the investment committee throughout the investment transaction process to ensure efficiency as well as clarity for our prospective portfolio companies and clients.

Due Diligence/Underwriting

Once a non-binding term sheet has been negotiated and executed with the potential portfolio company and, in limited circumstances, the prospective portfolio company has remitted a good faith deposit, we begin our formal underwriting and due diligence process by requesting additional due diligence materials from the prospective portfolio company and arranging additional on-site visits with management and relevant employees. Our investment adviser typically requests the following information as part of the due diligence process:

•	annual and interim (including monthly) financial information;

•	completion of a quality of earnings assessment by an accounting firm;

•	capitalization tables showing details of equity capital raised and ownership;

•	recent presentations to investors or board members covering the portfolio company’s current status and market opportunity;

•	detailed business plan, including an executive summary and discussion of market opportunity;

•	detailed background on all members of management, including background checks by third par

•	detailed forecast for the current and subsequent five fiscal years;

•	information on competitors and the prospective portfolio company’s competitive advantage;

•	completion of Phase I (and, if necessary, Phase II) environmental assessment;

•	marketing information on the prospective portfolio company’s products, if any;

•	information on the prospective portfolio company’s intellectual property; and

•	information on the prospective portfolio company from its key customers or clients.

The due diligence process includes a formal visit to the prospective portfolio company’s location and interviews with the prospective portfolio company’s senior management team and key operational employees.  Outside sources of information are reviewed, including industry publications, market articles, Internet publications, or publicly available information on competitors.

Documentation/Closing

Upon completion of the due diligence process and review and analysis of all of the information provided by the prospective portfolio company and obtained externally, the investment professionals assigned to the opportunity prepares an investment memorandum for review and approval.  The investment committee of our investment adviser will reconvene to evaluate the opportunity, review the investment memorandum and discuss the findings of the due diligence process.  If the opportunity receives final approval, the principals of our investment adviser, with the assistance of outside legal counsel, will be responsible for preparing and negotiating transaction documents and ensuring that the documents accurately reflect the terms and conditions approved by the investment committee. Funding requires final approval by three of the five investment committee members and must include approvals from Messrs. Jolson and Buckanavage.

Portfolio Management/Investment Monitoring

Our investment adviser employs several methods of evaluating and monitoring the performance of our portfolio companies, which, depending on the particular investment, may include the following processes, procedures, and reports:

•	Review of monthly financial statements compared against the prior year’s comparable period and the company’s financial projections;

•	Review and discussion, if applicable, of the management discussion and analysis that will accompany its monthly financial results;

•
Review of the company’s quarterly results and overall general business performance, assess company’s compliance with all covenants (financial or otherwise), including preparation of a portfolio monitoring report or “PMR” (on a quarterly basis), which will be distributed to members of the investment committee of our investment adviser;

•	Periodic face-to-face meetings with management team and owners (including private equity firm if applicable); and

•	Attendance at company board of directors meetings through formal board seat or board observation rights.

Once the investment committee has had the opportunity to review all quarterly PMRs, an investment committee meeting will be held with investment professionals to review all of the PMRs to ensure consensus on risk rating, action steps (if any), and valuation.

In connection with the preparation of PMRs, each investment receives a quarterly risk rating following the five-level numeric investment rating outlined below:

Rating	Summary Description

1	Investment exceeding expectations and/or a capital gain is expected

2	Investment generally performing in accordance with expectations

3	Investment performing below expectations and that requires closer monitoring

4	Investment performing below expectations where a higher risk of loss exists

5	Investment performing significantly below expectations where we expect to experience a loss

Derivatives

We may utilize hedging techniques such as interest rate swaps to mitigate potential interest rate risk on our indebtedness.  Such interest rate swaps would principally be used to protect us against higher costs on our indebtedness resulting from increases in both short-term and long-term interest rates.

We also may use various hedging and other risk management strategies to seek to manage various risks, including changes in currency exchange rates and market interest rates. Such hedging strategies would be utilized to seek to protect the value of our portfolio investments, for example, against possible adverse changes in the market value of securities held in our portfolio.

Managerial Assistance

As a business development company, we will offer, through our investment adviser, and must provide upon request, managerial assistance to certain of our portfolio companies. This assistance may involve, among other things, monitoring the operations of the portfolio companies, participating in board of directors and management meetings, consulting with and advising officers of portfolio companies and providing other organizational and financial guidance.

We may receive fees for these services, though we may reimburse our investment adviser for its expenses related to providing such services on our behalf.

Competition

We compete for investments with other business development companies and investment funds, as well as traditional financial services companies such as commercial banks and other financing sources. Some of our competitors are larger and have greater financial, technical, marketing and other resources than we have. For example, some competitors may have a lower cost of funds and access to funding sources that are not available to us. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act will impose on us as a business development company or that the Code will impose on us as a RIC. We believe we compete effectively with these entities primarily on the basis of the experience, industry knowledge and contacts of the principals of our investment adviser, its responsiveness and efficient investment analysis and decision-making processes, its creative financing products and highly customized investment terms. We do not intend to compete primarily on the interest rates we offer and believe that some competitors make loans with rates that are comparable or lower than our rates.

Employees

We do not have any employees.  Our day-to-day investment operations are managed by our investment adviser, and each of our executive officers described under “Management” below is an employee of our investment adviser, administrator, or other affiliate.  As of December 31, 2012, our investment adviser employed a total of three full-time employees, who expect to draw upon the resources of JMP Group, including its investment professionals as well as finance and operational professionals, in connection with our investment activities. In addition, we reimburse our administrator, JMP Credit Advisors, for the allocable portion of overhead and other expenses incurred by it in performing its obligations under the administration agreement, including the compensation of our chief financial officer and chief compliance officer, and their staff.  For a more detailed discussion of the administration agreement, see “Administration Agreement.”

Properties

We do not own any real estate or other physical properties materially important to our operation. Our principal executive offices are located at 450 Park Avenue, Suite 500, New York, NY 10022.  Our investment adviser and our administrator also have offices at 600 Montgomery Street, Suite 1700, San Francisco, CA, 94111; and at 3440 Preston Ridge Road, Suite 350, Alpharetta, GA 30005, respectively.

Legal Proceedings

Neither we nor our investment adviser are currently subject to any material legal proceedings.  From time to time, we or our investment adviser may be a party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of our rights under contracts with our portfolio companies. While the outcome of these legal proceedings cannot be predicted with certainty, we do not expect that these proceedings will have a material effect upon our financial condition or results of operations.

Certain Additional Information about the Initial Portfolio

The following sets forth, as of the date of this prospectus, certain additional information about our initial portfolio during the entire period of time that the investments that comprise our initial portfolio were owned by Harvest Capital Credit LLC:

●	none of the investments that comprise our initial portfolio has ever been placed on non-accrual status, partial or otherwise; and

●	there has not been any material change in the creditworthiness of the portfolio companies that comprise our initial portfolio, including material investment restructurings, concessions and amendments.

MANAGEMENT

Our business and affairs will be managed under the direction of our board of directors. Our board of directors consists of five members, three of whom are not “interested persons” of our Company or our investment adviser as defined in Section 2(a)(19) of the 1940 Act and are “independent” as determined by our board of directors, consistent with the rules of The NASDAQ Capital Market. We refer to these individuals as our “independent directors.” Our board of directors elects our officers, who serve at the discretion of the board of directors.

Board of Directors and Executive Officers

Under our certificate of incorporation, our directors are divided into three classes. Each class of directors will hold office for a three-year term. However, the initial members of the three classes will have initial terms of one, two and three years, respectively. At each annual meeting of our stockholders, the successors to the class of directors whose terms expire at such meeting will be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election. This classification of our board of directors may have the effect of delaying or preventing a change in control of our management. Each director will hold office for the term to which he or she is elected and until his or her successor is duly elected and qualifies. Our certificate of incorporation permits the board of directors to elect directors to fill vacancies that are created either through an increase in the number of directors or due to the resignation, removal or death of any director.

Directors

Information regarding our board of directors is set forth below. We have divided the directors into two groups — independent directors and interested directors. Interested directors are “interested persons” of the company as defined in Section 2(a)(19) of the 1940 Act.

Interested Directors	Age	Position	Director Since	Expiration of Term
Joseph A. Jolson(1)	54	Chairman of the Board of Directors	2012	2016
Richard P. Buckanavage(2)	49	Director, Chief Executive Officer and President	2012	2016

(1)	Interested person of the Company due to his position as chairman and chief executive officer of JMP Group Inc. and JMP Group’s affiliation with our investment adviser.
(2)	Interested person of the Company due to his position as an officer of the Company.

Independent Directors	Age	Position	Director Since	Expiration of Term
Dorian B. Klein	54	Director	2013	2014
Jack G. Levin	65	Director	2013	2014
Richard A. Sebastiao	65	Director	2013	2015

The address for our directors is Harvest Capital Credit Corporation, 450 Park Avenue, Suite 500, New York, New York 10022.

Executive Officer Who Is Not Director

Information regarding our executive officer who is not director is as follows:

Name	Age	Position

Craig R. Kitchin	45	Chief Financial Officer, Chief Compliance Officer and Secretary

The address for Mr. Kitchin is JMP Credit Advisors LLC, 3440 Preston Ridge Road, Suite 350, Alpharetta, Georgia 30005.

Biographical Information

Interested Directors

Joseph A. Jolson, Chairman of the Board of Directors.   Mr. Jolson co-founded JMP Group Inc. (NYSE: JMP) in 1999 and is its Chief Executive Officer, chairman of the board of directors and a member of the executive committee. He is also the Chief Executive Officer of Harvest Capital Strategies and is a portfolio manager of Harvest Opportunity Partners II, L.P.  Previously, he was a senior managing director and senior research analyst at Montgomery Securities, now Banc of America Securities, for 15 years. Prior to that, he was a consulting research analyst at Fidelity Management and Research in Boston in 1983 and 1984 and at Donaldson, Lufkin & Jenrette in New York from 1980 through 1982. He was named to Institutional Investor magazine's All-America Research Team for 10 consecutive years, between 1986 and 1995, for his coverage of the savings and loan industry and was also selected as an All-Star Analyst by the Wall Street Journal in the financial services category in 1996 and 1997. In addition, he was ranked as a top-five thrift analyst every year from 1985 through 1994 by Greenwich Associates. He received a B.A. degree from Yale University and a M.B.A. degree with distinction from The Wharton School at the University of Pennsylvania. As a result of these and other professional experiences, Mr. Jolson possesses extensive knowledge and has deep experience in managing investment companies, financial analysis, corporate governance, strategic planning, business evaluation and oversight, all of which strengthen the Board’s collective qualifications, skills and experience.

Richard P. Buckanavage, Director, Chief Executive Officer and President.   Mr. Buckanavage is our co-founder and serves as our President and Chief Executive Officer.  Prior to co-founding Harvest Capital Credit, Mr. Buckanavage co-founded in 2003, and served as President and Chief Executive Office and as a member of the board of directors of, Patriot Capital Funding, Inc., a publicly-traded BDC until its sale to Prospect Capital Corp. in 2009.  Prior to co-founding Patriot Capital Funding, Mr. Buckanavage held several positions with GE Capital Corporation between 1999-2003, most recently as a managing director and head of debt capital markets where he was responsible for all domestic debt syndication and private placement activities for GE’s Global Sponsor Finance and Commercial Finance business units.  Mr. Buckanavage completed two rotations at GE Plastics and GE Medical Systems earning a Six Sigma Black Belt designation in 2002.  From 1995 to 1999, Mr. Buckanavage was a senior vice president and midwest region manager for Creditanstalt Corporate Finance, Inc. (“CCFI”).  During that time, he was also a senior investment officer at Creditanstalt Small Business Investment Corporation (“CSBIC”), CCFI’s private equity group that originated and managed a portfolio of non-controlling equity investments.  CCFI and CSBIC were a “one-stop” capital source that focused on making investments in small and mid-sized companies in conjunction with private equity sponsors.  In his capacities at CCFI and CSBIC, Mr. Buckanavage managed a portfolio of senior secured loans, subordinated debt and equity investments in excess of $1.2 billion.  While at CSBIC, Mr. Buckanavage was also a member of the board of directors of several of CSBIC’s portfolio companies.  His professional experience also includes various business development and portfolio management roles in the leveraged finance groups at Bank of America, and Fleet Bank and its predecessors. Mr. Buckanavage received a B.S. degree in finance from Central Connecticut University and a M.B.A. with a concentration in finance from Syracuse University. Mr. Buckanavage’s experience in managing BDCs and overseeing investment portfolios, as well as his familiarity with the operations of the Company, provides the Board with a valuable perspective.

Independent Directors

Dorian B. Klein, Director. Mr. Klein has served as a member of our Board of Directors since January 2013. Mr. Klein is currently an Advanced Leadership Fellow at Harvard University and a member of its Faculty of Arts and Sciences. Mr. Klein has served as a Director of Investitori Associati, the largest Italy specific private equity fund, Ipotek Finans SA, and IpoCredit Holding NV since November 2000, November 2006, and January 2008, respectively, and as Chairman of Verida Credit IFN S.A., a regulated non-bank financial institution, since 2008. Mr. Klein was also a Managing Director and European Head of Structured and Principal Finance for Merrill Lynch from May 1995 to May 2000. From April 1991 to January 1995, Mr. Klein was a Managing Director and Head of the Asset Finance Group for Bankers Trust, which included the areas of structured finance, real estate finance, securitization, principal finance, trade finance, and project finance. In March 1989, Mr. Klein participated in forming The Transportation Group Ltd., an independent boutique investment bank, where Mr. Klein became the Head of its Tokyo office until March 1991. In September 1984, Mr. Klein joined Blyth Eastman PaineWebber in New York as an Associate and was subsequently transferred to London in June 1986 where he served as Vice President until March 1989. Mr. Klein is a graduate of Yale College, where he received his B.A. in Economics and Mathematics, and the Harvard Business School, where he earned his M.B.A. Mr. Klein’s experience as a director of a private equity firm and of non-bank financial institutions, as well as his background in investment banking and general expertise in capital markets, are among the reasons he is a valuable member of the Board of Directors.

Jack G. Levin, Director. Mr. Levin has served as a member of our Board of Directors since January 2013. Mr. Levin has more than 30 years of experience in securities law and finance, including venture capital, private equity and investment banking. For over 16 years, Mr. Levin held senior positions at Montgomery Securities (and its successor, Banc of America Securities, LLC), including as a partner and Director of Legal and Regulatory Affairs for Montgomery Securities from January 1983 to October 1997 and Managing Director, Legal for NationsBanc Montgomery Securities from October 1997 to April 1999. At Montgomery Securities, Mr. Levin was a member of the commitment, valuation and fairness opinion committees, on the board of directors of Montgomery Asset Management and provided oversight on legal and regulatory and financial matters. During that tenure, he was also the founder and managing member of MontWest Capital Partners, a private equity partnership between Montgomery Securities and Westinghouse Capital Corporation. From April 1999 to January 2000, Mr. Levin was an independent consultant. He then served as Executive Vice President and Director of Legal Affairs at NBC Internet Inc. from 2000 to 2001. In 2002, Mr. Levin co-founded and served as a managing member of Kalkhoven, Pettit, Levin & Johnson Ventures LLC, a venture capital partnership focused on early stage investment in the telecommunications industry. Subsequently, from February 2004 to March 2005, Mr. Levin served as Chief Operating Officer of Fox Paine & Company, LLC, a private equity firm. He also served as a Director of WJ Communications, Inc. from May 2004 to 2008. Mr. Levin is a retired member of the Bar of the State of New York. Mr. Levin received his undergraduate degree from Amherst College and his J.D. from Columbia University School of Law. Mr. Levin was selected as a member of the Board of Directors for, among other attributes, his experience in securities law and finance, including venture capital, private equity, and investment banking and his executive, directorial, and founding roles at these ventures.

Richard A. Sebastiao, Director. Mr. Sebastiao has served as a member of our Board of Directors since January 2013. In December 1989, he founded RAS Management Advisors, Inc. and its predecessors (“RAS Management”), a crisis management and turnaround firm, and served as its president from such time until January 2008. While president of RAS Management, Mr. Sebastiao also served, on an interim basis, as the chief restructuring officer and/or chief executive officer of a number of entities that retained RAS Management in connection with their restructurings. In January 2008, he sold substantially all of the assets of RAS Management to RAS Management Advisors, LLC, an entity newly formed by certain former associates of RAS Management to carry on the business formerly conducted by RAS Management, and has served as a consultant to such newly formed entity since such time. From 2003 to 2012, Mr. Sebastiao has also served on the board of directors of ATC Associates, Inc., an environmental consulting firm. From December 2005 until April 2006, he served on the board of directors of CDI Holding Corp., a holding company for a regional chain of drug stores and convenience stores. In addition, from June 2005 to December 2009, Mr. Sebastiao served on the board of directors of Patriot Capital Funding, Inc., where he was chairman of the valuation committee and a member of the audit and compensation committees. Since April 2011, Mr. Sebastiao has served as a member of the board of directors of Orchard Brands. Mr. Sebastiao is a member of the Turnaround Management Association and the American Bankruptcy Institute, and was a CPA for a number of years. Mr. Sebastiao earned a B.S. in Business Administration from Northeastern University. Mr. Sebastiao strengthens the collective expertise of the Board of Directors in financial matters and overall business operations through his experience as a financial consultant focusing on turnaround situations and crisis management and experience in executive positions at public and private companies in a variety of industries.

Executive Officers who are not Directors

Craig R. Kitchin, Chief Financial Officer, Chief Compliance Officer and Secretary.   Mr. Kitchin serves as our Chief Financial Officer, Chief Compliance Officer and Secretary. Mr. Kitchin also serves as Chief Financial Officer for JMP Credit Advisors and sits on its Operating Committee.  He joined JMP Credit Advisors’ predecessor, Cratos Capital Partners, as Chief Financial Officer shortly after the company’s inception in 2006 and was responsible for the administrative aspects of the company including capital raising, financial reporting, loan operations, accounting, tax, and human resources.  Previously, Mr. Kitchin served from 1992 to 2006 in various capacities at Jameson Inns, Inc., a publicly traded hotel company with 1,700 employees and over 100 properties, including from 1998 to 2006 as President, Chief Financial Officer and a member of the board of directors.  While at Jameson Inns, Inc., he was instrumental in the company’s initial public offering in 1994 and led numerous subsequent debt and follow-on equity offerings.  Mr. Kitchin received a B.S. degree in finance from Santa Clara University and a M.B.A. with concentrations in accounting and finance from the University of Chicago.

Board Leadership Structure

Our board of directors monitors and performs an oversight role with respect to our business and affairs, including with respect to investment practices and performance, compliance with regulatory requirements and the services, expenses and performance of service providers to us. Among other things, our board of directors approves the appointment of our investment adviser and our officers, reviews and monitors the services and activities performed by our investment adviser and our executive officers and approves the engagement, and reviews the performance of, our independent registered public accounting firm.

Under our bylaws, our board of directors may designate a chairman to preside over the meetings of the board of directors and meetings of the stockholders and to perform such other duties as may be assigned to him by the board of directors. We do not have a fixed policy as to whether the chairman of the board of directors should be an independent director and believe that we should maintain the flexibility to select the chairman and reorganize the leadership structure, from time to time, based on the criteria that is in our best interests and the best interests of our stockholders at such times.

Presently, Mr. Jolson serves as the chairman of our board of directors. As noted above, Mr. Jolson is an “interested person” of the Company as defined in Section 2(a)(19) of the 1940 Act. We believe that Mr. Jolson’s history with our company, familiarity with its investment platform, and extensive knowledge of the financial services industry qualify him to serve as the chairman of our board of directors. We believe that we are best served through this existing leadership structure, as Mr. Jolson’s relationship with our investment adviser provides an effective bridge and encourages an open dialogue between management and our board of directors, ensuring that these groups act with a common purpose.

Our board of directors does not currently have a designated lead independent director. We are aware of the potential conflicts that may arise when a non-independent director is chairman of the board of directors, but believe these potential conflicts are offset by our strong corporate governance practices. Our corporate governance practices include regular meetings of the independent directors in executive session without the presence of interested directors and management, the establishment of Audit and Nominating and Corporate Governance Committees comprised solely of independent directors and the appointment of a chief compliance officer, with whom the independent directors meet with in executive session, for administering our compliance policies and procedures. While certain non-management members of our board of directors currently participate on the boards of directors of other public companies, we do not view their participation as excessive or as interfering with their duties on our board of directors.

Board’s Role In Risk Oversight

Our board of directors performs its risk oversight function primarily through (i) its two standing committees, which report to the entire board of directors and are comprised solely of independent directors, and (ii) active monitoring of our chief compliance officer and our compliance policies and procedures.

As described below in more detail, the Audit Committee and the Nominating and Corporate Governance Committee assist the board of directors in fulfilling its risk oversight responsibilities. The Audit Committee’s risk oversight responsibilities include overseeing the Company’s accounting and financial reporting processes, the Company’s systems of internal controls regarding finance and accounting, and audits of the Company’s financial statements. The Nominating and Corporate Governance Committee’s risk oversight responsibilities include selecting, researching and nominating directors for election by our stockholders, developing and recommending to the board of directors a set of corporate governance principles and overseeing the evaluation of the board of directors and our management.

Our board of directors also performs its risk oversight responsibilities with the assistance of the company’s chief compliance officer. The board of directors annually reviews a written report from the chief compliance officer discussing the adequacy and effectiveness of the compliance policies and procedures of the company and its service providers. The chief compliance officer’s annual report addresses at a minimum (i) the operation of the compliance policies and procedures of the company since the last report; (ii) any material changes to such policies and procedures since the last report; (iii) any recommendations for material changes to such policies and procedures as a result of the chief compliance officer’s annual review; and (iv) any compliance matter that has occurred since the date of the last report about which the board of directors would reasonably need to know to oversee our compliance activities and risks. In addition, the chief compliance officer meets in executive session with the independent directors.

We believe that the role of our board of directors in risk oversight is effective and appropriate given the extensive regulation to which we are already subject as a business development company. As a business development company, we are required to comply with certain regulatory requirements that control the levels of risk in our business and operations. For example, we are limited in our ability to enter into transactions with our affiliates, including investing in any portfolio company in which one of our affiliates currently has an investment.

Committees of the Board of Directors

Prior to the completion of this offering, our board of directors will have the following board committees:

Audit Committee.  The initial members of the Audit Committee will be Messrs. Klein, Levin, and Sebastiao, each of whom meets the independence standards established by the SEC and The NASDAQ Capital Market for audit committees and is independent for purposes of the 1940 Act. Mr. Sebastiao will serve as the chairman of the Audit Committee. Our board of directors has determined that Mr. Sebastiao is an “audit committee financial expert” as that term is defined under Item 407 of Regulation S-K of the Exchange Act. The Audit Committee will operate pursuant to a written charter approved by our board of directors that sets forth the responsibilities of the Audit Committee. The Audit Committee will be responsible for selecting our independent accountants, reviewing the plans, scope and results of the audit engagement with our independent accountants, approving professional services provided by our independent accountants, reviewing the independence of our independent accountants and reviewing the adequacy of our internal accounting controls. The Audit Committee is also responsible for aiding our board of directors in fair value pricing debt and equity securities that are not publicly traded or for which current market values are not readily available. The board of directors and Audit Committee may utilize the services of an independent valuation firm to help them determine the fair value of these securities. The Audit Committee is also required to conduct an appropriate review and oversight of any transactions with related persons (as such term is defined in Item 404 of Regulation S-K).  Generally, a related person includes any director or officer of the Company or any immediate family member of a director or officer of the Company or any 5% holder of our common stock or any immediate family member of a 5% holder of our common stock.

Nominating and Corporate Governance Committee.  The initial members of the Nominating and Corporate Governance committee will be  Messrs. Klein, Levin, and Sebastiao, each of whom meets the independence standards established by the SEC and The NASDAQ Capital Market and is independent for purposes of the 1940 Act. Mr. Levin will serve as chairman of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee is responsible for selecting, researching and nominating directors for election by our stockholders, selecting nominees to fill vacancies on the board or a committee of the board, developing and recommending to the board a set of corporate governance principles and overseeing the evaluation of the board and our management.

The Nominating and Corporate Governance Committee will consider nominees to the board of directors recommended by a stockholder if such stockholder complies with the advance notice provisions of our bylaws. Our bylaws provide that a stockholder who wishes to nominate a person for election as a director at a meeting of stockholders must deliver written notice to our corporate secretary. This notice must contain, as to each nominee, all of the information relating to such person as would be required to be disclosed in a proxy statement meeting the requirements of Regulation 14A under the Securities Exchange Act of 1934, and certain other information set forth in the bylaws. In order to be eligible to be a nominee for election as a director by a stockholder, such potential nominee must deliver to our corporate secretary a written questionnaire providing the requested information about the background and qualifications of such person and a written representation and agreement that such person is not and will not become a party to any voting agreements or any agreement or understanding with any person with respect to any compensation or indemnification in connection with service on the board of directors, and would be in compliance with all of our publicly disclosed corporate governance, conflict of interest, confidentiality and stock ownership and trading policies and guidelines.

In evaluating director nominees, the Nominating and Corporate Governance Committee considers the following facts:

•	the appropriate size and composition of our board of directors;

•	our needs with respect to the particular talents and experience of our directors;

•	the knowledge, skills and experience of nominees in light of prevailing business conditions and the knowledge, skills and experience already possessed by other members of our board of directors;

•	the capacity and desire to serve as a member of our board of directors and to represent the balanced, best interests of our stockholders as a whole;

•	experience with accounting rules and practices; and

•	the desire to balance the considerable benefit of continuity with the periodic addition of the fresh perspective provided by new members.

The Nominating and Corporate Governance committee has not adopted a formal policy with regard to the consideration of diversity in identifying individuals for election as members of the board of directors, but the committee will consider such factors as it may deem are in our best interests and those of our stockholders. Those factors may include a person's differences of viewpoint, professional experience, education and skills, as well as his or her race, gender and national origin. In addition, as part of the board's annual-self assessment, the members of the nominating and corporate governance committee will evaluate the membership of the board of directors and whether the board maintains satisfactory policies regarding membership selection.

Compensation Committee.  We do not have a Compensation Committee because our executive officers do not receive any direct compensation from us. Decisions regarding executive compensation, to the extent they arise, will be made by the independent directors on our board.

Compensation of Directors

As compensation for serving on our board of directors, each of our independent directors will receive an annual fee of $25,000. Each member of the board of directors will be paid an annual fee of $7,500 for each committee of the board of directors that the member sits on. In addition, the chairman of a committee of the board of directors receives an additional annual fee of $5,000 for their additional services, if any, in these capacities. We will reimburse all our directors for their reasonable out-of-pocket expenses incurred in attending board and committee meetings. In addition, we will purchase directors' and officers' liability insurance on behalf of our directors and officers. No compensation is expected to be paid to directors who are “interested persons” of the Company, as such term is defined in the 1940 Act.

Compensation of Executive Officers

None of our officers will receive direct compensation from us. The compensation of Mr. Kitchin, our chief financial officer, chief compliance officer and secretary, will be paid by our administrator JMP Credit Advisors, subject to reimbursement by us of an allocable portion of such compensation for services rendered by them to us. To the extent that JMP Credit Advisors outsources any of its functions as administrator we will pay the fees associated with such functions on a direct basis without profit to JMP Credit Advisors.

PORTFOLIO MANAGEMENT

The management of our investment portfolio is the responsibility of our investment adviser and the investment committee of our investment adviser.  HCAP Advisors will serve as our investment adviser and, subject to the overall supervision of our board of directors, the principals of our investment adviser described below will manage our day-to-day operations and provide investment advisory and management services to us.

Investment Committee

The investment committee of our investment adviser is responsible for our investments and meets regularly to consider our investments, direct our strategic initiatives and supervise the actions taken by our investment adviser on our behalf. In addition, the investment committee reviews and determines whether to make prospective investments identified by our investment adviser and monitors the performance of our investment portfolio.

Each investment opportunity requires the approval of three of the five members of the investment committee responsible for advising us and must include the approval of both Messrs. Jolson and Buckanavage.  Follow-on investments in existing portfolio companies will require similar approval.

Information regarding members of the investment committee who are not also members of our board of directors is as follows:

Carter D. Mack.   Mr. Mack is a co-founder of JMP Group Inc. and serves as its President. He is also a member of the executive committee of JMP Group Inc. and serves on its board of directors. From JMP Group Inc.’s inception in 1999 through 2010, Mr. Mack served as Director of Investment Banking at JMP Securities, and from 2007 through 2010, he additionally served as Co-President of JMP Securities.  Prior to co-founding JMP Group Inc., Mr. Mack served as a Managing Director in the financial services investment banking group at Montgomery Securities, now Banc of America Securities, from 1996 to 1999. He previously spent five years in investment banking at Merrill Lynch focused on financial institutions. During his career, Mr. Mack has been involved in corporate finance and merger and acquisition transactions totaling more than $40 billion in value.  Mr. Mack holds an M.B.A. from the UCLA Anderson School of Management and a B.A. from the University of California

Ryan T. Magee.  Mr. Magee joined our investment adviser in December 2010. Prior to joining our investment adviser, Mr. Magee was a vice president and team leader at Patriot Capital Funding, a publicly-traded business development company, and its successor, Prospect Capital Corporation, from 2005 to 2010.  While at Patriot Capital Funding, his responsibilities included originating, structuring, underwriting and monitoring debt and equity investments.  He joined Patriot Capital Funding shortly after its initial public offering and was instrumental in helping to grow the firm to over 30 portfolio companies and $200 million in mezzanine investments by the time it was acquired in December 2009.  Prior to joining Patriot Capital Funding, from 2000 to 2005 he was with GE’s Global Sponsor Finance group where he was responsible for underwriting and monitoring a portfolio of debt and equity investments. Mr. Magee is a graduate of the Financial Management Program at GE Capital, and received a B.S. in Business Administration from Bucknell University, graduating summa cum laude.

Bryan B. Hamm.  Mr. Hamm is President of JMP Credit Advisors and portfolio manager of its collateralized loan obligation. He is also a member of JMP Credit Advisors’ investment committee. Mr. Hamm has more than 20 years of experience in leveraged finance, asset-based, and distressed agented and syndicated middle-market secured lending transactions covering a broad range of industries. During his career, he has overseen approximately $2.5 billion of distressed lending transactions. Prior to co-founding Cratos Capital Partners, the predecessor to JMP Credit Advisors, in May 2006, Mr. Hamm held a variety of senior management positions throughout a 14-year career at Wells Fargo Foothill, Inc. As an Executive Vice President, he served as a member of that firm’s investment committee from 2000 through 2006.  Mr. Hamm received his undergraduate degree from the University of Massachusetts.

Investment Professionals

The principals of our investment adviser, Messrs. Buckanavage and Magee, are responsible for our day-to-day management.  They are supported by Douglas B. Lancey, an investment professional at our investment adviser, and expect to draw upon the resources of JMP Group, including its investment professionals as well as finance and operational professionals, in connection with our investment activities. Information regarding Mr. Lancey is set forth below.

Douglas B. Lancey has been an investment professional at our investment adviser since July, 2012.  Before joining our investment adviser, Mr. Lancey worked at Evolution Media Capital, an investment banking firm providing M&A advisory services to the professional sports, media and entertainment industries. He previously served as an associate at HighPoint Capital, where he participated in the origination, structuring and execution of senior and second lien loans in support of private equity-sponsored leveraged buyouts. He began his career at NewStar Financial as an analyst in the originations group.  Mr. Lancey holds an M.B.A. from the Fordham University Graduate School of Business. During his tenure at Fordham, he also studied at China’s Peking University as part of the Beijing International M.B.A. program. He holds a B.A. from the University of Massachusetts.

We are also able to access additional investment resources through JMP Credit Advisors and JMP Group, as needed. Through our administration agreement, for example, we are able to utilize the logistical expertise of JMP Credit Advisors to facilitate the execution of our investments, including through the considerable experience of Renee Lefebvre. Ms. Lefebvre is a Managing Director of JMP Credit Advisors and is JMP Credit Advisors’ Chief Administrative Officer, overseeing loan operations, compliance and reporting. Prior to joining Cratos Capital Partners, the predecessor to JMP Credit Advisors, she served from 1996 to 2006 as a senior underwriter, senior account executive and senior auditor at Wells Fargo Foothill, Inc., where she underwrote numerous complex transactions and managed a portfolio of distressed credits. Ms. Lefebvre began her banking career at Shawmut Bank after working in the wholesale distribution industry and serving three years in the U.S. Army. Ms. Lefebvre holds an undergraduate degree summa cum laude in Accounting from Wichita State University.

The partners and investment professionals of our investment adviser and the members of the investment committee of our investment adviser that will support us will not be employed by us, and will receive no compensation from us in connection with their activities.

The following table shows the dollar range of our common stock to be beneficially owned by each member of our investment adviser’s investment committee upon consummation of the formation transaction and this offering based on the initial public offering price:

Dollar Range of Equity Securities
Member of Investment Committee	In Us(1)

Joseph A. Jolson	over $1,000,000
Richard P. Buckanavage	$100,001 - $500,000
Carter D. Mack	$100,001 - $500,000
Bryan B. Hamm	None
Ryan T. Magee	$10,001 - $50,000

(1)	Dollar ranges are as follows: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000 or Over $1,000,000.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

We have entered into the investment advisory and management agreement with HCAP Advisors, in which certain of our executive officers have ownership and financial interests.  The principals of our investment adviser may also serve as principals of other investment managers affiliated with our investment adviser that may manage investment funds with investment objectives similar to ours.

HCAP Advisors or its officers and employees may in the future similarly serve entities that operate in the same or related lines of business as we do.  Accordingly, they may in the future have obligations to investors in those entities or funds or to other clients, the fulfillment of which might not be in our best interests.  As a result, HCAP Advisors may in the future face conflicts in the allocation of investment opportunities to us and other funds and clients. However, our investment adviser intends in such event to allocate investment opportunities in a fair and equitable manner consistent with our investment objective and strategies so that we are not disadvantaged in relation to any other future client of our investment adviser. An investment opportunity that is suitable for multiple clients of our investment adviser may not be capable of being shared among some or all of such clients due to the limited scale of the opportunity or other factors, including regulatory restrictions imposed by the 1940 Act, if applicable.  There can be no assurance that HCAP Advisors’s efforts to allocate any particular investment opportunity fairly among all clients for whom such opportunity is appropriate will result in an allocation of all or part of such opportunity to us. Not all conflicts of interest can be expected to be resolved in our favor.

We may apply to the SEC for exemptive relief to enable us to co-invest with other funds accounts and vehicles managed by HCAP Advisors or its affiliates in privately-placed securities and other investments.  If we apply for such relief, there are no assurances that we will receive the requested relief and any such order will be subject to certain terms and conditions. Unless and until such relief is obtained, we may be precluded from one or more investments that we otherwise might choose to make to the extent such investment is identified by HCAP Advisors but allocated to a fund account or vehicle managed by  HCAP Advisors or an affiliate of  HCAP Advisors.  This, in turn, could adversely affect the pace at which our investment adviser is able to invest our assets and, consequently, our performance.

In addition, pursuant to the terms of the administration agreement, JMP Credit Advisors, which is an affiliate of HCAP Advisors, provides us with the office facilities and administrative services necessary to conduct our day-to-day operations.

Upon the consummation of this offering and the formation transaction, as well as the satisfaction of certain closing conditions, JMP Group LLC, an affiliate of JMP Group Inc., will provide us with a secured revolving credit facility, which is described further under “Management’s Discussion and Analysis of Financial Condition and Results of Operations – Borrowings.”  In addition, HCAP Advisors LLC has agreed to pay to the underwriters a portion of the sales load in the amount of $2.5 million, or $0.7353 per share, but we are not obligated to repay the portion of the sales load paid by HCAP Advisors LLC.    Further, JMP Securities LLC is a subsidiary of JMP Group Inc. and will receive compensation in connection with its role as a lead underwriter of this offering. JMP Securities LLC or its affiliates may provide us with various financial advisory and investment banking services in the future, for which they would receive customary compensation.

We have entered into a license agreement with Harvest Capital Strategies pursuant to which Harvest Capital Strategies has agreed to grant us a non-exclusive, royalty-free license to use the name “Harvest.” Under this agreement, we will have a right to use the “Harvest” name for so long as Harvest Capital Strategies or one of its affiliates remains our investment adviser.

We have also entered into a registration rights agreement with JMP and certain of our officers and directors pursuant to which we are required to register the shares of our common stock, including shares of our comment stock issuable upon the exercise of our outstanding warrants, for resale under the Securities Act.  Specifically, we are required to file a resale registration statement under the Securities Act to register the resale of such shares on or before August 7, 2013, and have such registration statement declared effective by the SEC on or before December 5, 2013.

INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT

HCAP Advisors will serve as our investment adviser pursuant to an investment advisory and management agreement. Our investment adviser is registered as an investment adviser under the Investment Advisers Act of 1940. Subject to the overall supervision of our board of directors, the partners of HCAP Advisors will manage the day-to-day operations of, and provide investment advisory and management services to, us.

Under the terms of our investment advisory and management agreement, HCAP Advisors will:

•	identify, evaluate and negotiate the structure of the investments we make (including performing due diligence on our prospective portfolio companies);

•	determine the composition of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes; and

•	close, monitor and administer the investments we make, including the exercise of any voting or consent rights.

HCAP Advisors’s services under the investment advisory and management agreement are not exclusive, and it is free to furnish similar services to other entities so long as its services to us are not impaired.  Under the investment advisory and management agreement, HCAP Advisors will also provide on our behalf managerial assistance to those portfolio companies to which we are required to provide such assistance.

Management Fee

Pursuant to our investment advisory and management agreement, we will pay HCAP Advisors a fee for investment advisory and management services consisting of a base management fee and a two-part incentive fee. Our investment adviser has agreed to waive its incentive fee for the year ending December 31, 2013 to the extent required to support a minimum annual dividend yield of 9% (to be paid on a monthly basis) based on our initial public offering price per share.

Base Management Fee.  The base management fee will be calculated at an annual rate of 2.0% on our gross assets up to and including $350 million, 1.75% on gross assets above $350 million and up to and including $1 billion, and 1.5% on gross assets above $1 billion, and will be payable quarterly in arrears.  For purposes of calculating the base management fee, the term “gross assets” includes all assets, including any assets acquired with the proceeds of leverage, but excludes cash and cash equivalents. Our investment adviser will benefit when we incur debt or use leverage.  For services rendered under the investment advisory and management agreement, the base management fee will be payable quarterly in arrears.  The base management fee will be calculated based on the average value of our gross assets at the end of the two most recently completed calendar quarters.  Base management fees for any partial quarter will be appropriately prorated.

Incentive Fee.  The incentive fee will have two parts, as follows:
One component will be calculated and payable quarterly in arrears based on our pre-incentive fee net investment income for the immediately preceding calendar quarter and will be 20% of the amount, if any, by which our pre-incentive fee net investment income for the immediately preceding calendar quarter exceeds a 2.0% (which is 8.0% annualized) hurdle rate and a “catch-up” provision measured as of the end of each calendar quarter. Under this provision, in any calendar quarter, our investment adviser receives no incentive fee until our net investment income equals the hurdle rate of 2.0%, but then receives, as a “catch-up”, 100% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 2.5%. The effect of this provision is that, if pre-incentive fee net investment income exceeds 2.5% in any calendar quarter, our investment adviser will receive 20% of our pre-incentive fee net investment income as if a hurdle rate did not apply. For this purpose, pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees or other fees that we receive from portfolio companies) accrued during the calendar quarter, minus our operating expenses for the quarter (including the base management fee, expenses payable under the administration agreement (as defined below), and any interest expense and any dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with payment-in-kind interest and zero coupon securities), accrued income that we have not yet received in cash. Since the hurdle rate is fixed, as interest rates rise, it will be easier for our investment adviser to surpass the hurdle rate and receive an incentive fee based on net investment income. The foregoing incentive fee is subject to a total return requirement, which provides that no incentive fee in respect of the Company’s pre-incentive fee net investment income will be payable except to the extent 20% of the cumulative net increase in net assets resulting from operations over the then current and 11 preceding quarters exceeds the cumulative incentive fees accrued and/or paid for the 11 preceding quarters. In other words, any ordinary income incentive fee that is payable in a calendar quarter will be limited to the lesser of (i) 20% of the amount by which our pre-incentive fee net investment income for such calendar quarter exceeds the 2% hurdle, subject to the “catch-up” provision, and (ii) (x) 20% of the cumulative net increase in net assets resulting from operations for the then current and 11 preceding calendar quarters minus (y) the cumulative incentive fees accrued and/or paid for the 11 preceding calendar quarters. For the foregoing purpose, the “cumulative net increase in net assets resulting from operations” is the amount, if positive, of the sum of pre-incentive fee net investment income, realized gains and losses and unrealized appreciation and depreciation of the Company for the then current and 11 preceding calendar quarters.

Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation.  Because of the structure of the incentive fee, it is possible that we may pay an incentive fee in a quarter where we incur a loss.  For example, if we receive pre-incentive fee net investment income in excess of the quarterly minimum hurdle rate, we will pay the applicable incentive fee even if we have incurred a loss in that quarter due to realized and unrealized capital losses. Our net investment income used to calculate this component of the incentive fee is also included in the amount of our gross assets used to calculate the base management fee. These calculations will be appropriately prorated for any period of less than three months and adjusted for any share issuances or repurchases during the current quarter.

The following is a graphical representation of the calculation of the income-related portion of the incentive fee:

Quarterly Incentive Fee Based on Net Investment Income

Pre-incentive Fee Net Investment Income
(expressed as a percentage of the value of net assets)

Percentage of Pre-Incentive Fee Net Investment Income Allocated to First Component of Incentive Fee

The second component of the incentive fee will be determined and payable in arrears as of the end of each calendar year (or upon termination of the investment advisory and management agreement, as of the termination date), commencing on December 31, 2013, and will equal 20.0% of our cumulative aggregate realized capital gains less cumulative realized capital losses, unrealized capital depreciation (unrealized depreciation on a gross investment-by-investment basis at the end of each calendar year) and all capital gains upon which prior performance-based capital gains incentive fee payments were previously made to our investment adviser.

Examples of Incentive Fee Calculation

Example 1:   Income Related Portion of Incentive Fee before Total Return Requirement Calculation:

Assumptions

•	Hurdle rate(1) = 2.0%

•	Management fee(2) = 0.50%

•	Other expenses (legal, accounting, custodian, etc.)(3) = 0.20%

Alternative 1

Additional Assumptions

•	Investment income (including interest, dividends, fees, etc.) = 1.25%

•	Pre-incentive fee net investment income (investment income – (management fee + other expenses)) = 0.55%

Pre-incentive net investment income does not exceed hurdle rate, therefore there is no incentive fee.

Alternative 2

Additional Assumptions

•	Investment income (including interest, dividends, fees, etc.) = 3.0%

•	Pre-incentive fee net investment income (investment income – (management fee + other expenses)) = 2.30%

Pre-incentive fee net investment income exceeds hurdle rate, therefore there is an incentive fee. Incentive fee = (100% x “Catch-Up”) + (the greater of 0% AND (20% x (pre-incentive fee net investment income – 2.5%)))

=	(100.0% x (pre-incentive fee net investment income – 2.0%)) + 0%

=	(100.0% x (2.30% – 2.0%))

=	100.0% x 0.30%

=	0.30%

Alternative 3

Additional Assumptions

•	Investment income (including interest, dividends, fees, etc.) = 3.50%

•
Pre-incentive fee net investment income (investment income – (management fee + other expenses)) = 2.8625% Pre-incentive fee net investment income exceeds hurdle rate, therefore there is an incentive fee.

Incentive Fee = (100% x “Catch-Up”) + (the greater of 0% AND (20% x (pre-incentive fee net investment income – 2.5%)))

=	(100% x (2.5% – 2.0%)) + (20% x (2.8625% – 2.5%))

=	.50% + (20% x .3625%)

=	.50% + .0725%

=	0.5725%

(1)	Represents 8.0% annualized hurdle rate.
(2)
Represents 2.00% annualized management fee based on the assumption that our gross assets are not above $350 million.  The annual rate at which our management fee is calculated is dependent upon the size of our gross assets, with the management fee being 2.0% on our gross assets up to and including $350 million, 1.75% on gross assets above $350 million and up to and including $1 billion, and 1.5% on gross assets above $1 billion.

(3)	Excludes organizational and offering expenses.

Example 2: Income Portion of Incentive Fee with Total Return Requirement Calculation:

Alternative 1:

Assumptions

•	Investment income (including interest, dividends, fees, etc.) = 3.50%

•	Hurdle rate(1) = 2.0%

•	Management fee(2) = 0.50%

•	Other expenses (legal, accounting, custodian, etc.)(3) = 0.20%

•	Pre-incentive fee net investment income (investment income – (management fee + other expenses) = 2.80%

•	Cumulative incentive compensation accrued and/or paid for preceding 11 calendar quarters = $9,000,000
20% of cumulative net increase in net assets resulting from operations over current and preceding 11 calendar quarters = $8,000,000

Although our pre-incentive fee net investment income exceeds the hurdle rate of 2.0% (as shown in Alternative 3 of Example 1 above), no incentive fee is payable because 20% of the cumulative net increase in net assets resulting from operations over the then current and 11 preceding calendar quarters did not exceed the cumulative income and capital gains incentive fees accrued and/or paid for the preceding 11 calendar quarters.

Alternative 2:

Assumptions

•	Investment income (including interest, dividends, fees, etc.) = 3.50%

•	Hurdle rate(1) = 2.0%

•	Management fee(2) = 0.50%

•	Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.20%

•	Pre-incentive fee net investment income (investment income – (management fee + other expenses) = 2.80%

•	Cumulative incentive compensation accrued and/or paid for preceding 11 calendar quarters = $9,000,000
20.0% of cumulative net increase in net assets resulting from operations over current and preceding 11 calendar quarters = $10,000,000

Because our pre-incentive fee net investment income exceeds the hurdle rate of 2.0% and because 20.0% of the cumulative net increase in net assets resulting from operations over the then current and 11 preceding calendar quarters exceeds the cumulative income and capital gains incentive fees accrued and/or paid for the preceding 11 calendar quarters, an incentive fee would be payable, as shown in Alternative 3 of Example 1 above.

(1)	Represents 8.0% annualized hurdle rate.

(2)
Represents 2.00% annualized base management fee based on the assumption that our gross assets are not above $350 million.  The annual rate at which our management fee is calculated is dependent upon the size of our gross assets, with the management fee being 2.0% on our gross assets up to and including $350 million, 1.75% on gross assets above $350 million and up to and including $1 billion, and 1.5% on gross assets above $1 billion.

(3)	Excludes organizational and offering expenses.

(4)
The “catch-up” provision is intended to provide our investment adviser with an incentive fee of 20% on all pre-incentive fee net investment income as if a hurdle rate did not apply when our net investment income exceeds 2.5% in any fiscal quarter.

Example 3: Capital Gains Portion of Incentive Fee:

Alternative 1:

Assumptions

•	Year 1: $20 million investment made in Company A (“Investment A”), and $30 million investment made in Company B (“Investment B”)

•	Year 2: Investment A sold for $50 million and fair market value, or FMV, of Investment B determined to be $32 million

•	Year 3: FMV of Investment B determined to be $25 million

•	Year 4: Investment B sold for $31 million

The capital gains portion of the incentive fee would be:

•	Year 1: None

•	Year 2: Capital gains incentive fee of $6.0 million ($30 million realized capital gains on sale of Investment A multiplied by 20.0%)

•	Year 3: None; $5.0 million (20% multiplied by ($30 million cumulative capital gains less $5 million cumulative capital depreciation)) less $6.0 million (previous capital gains fee paid in Year 2)

•	Year 4: Capital gains incentive fee of $200,000; $6.2 million ($31 million cumulative realized capital gains multiplied by 20%) less $6.0 million (capital gains fee paid in Year 2)

Alternative 2

Assumptions

•	Year 1: $20 million investment made in Company A (“Investment A”), $30 million investment made in Company B (“Investment B”) and $25 million investment made in Company C (“Investment C”)

•	Year 2: Investment A sold for $50 million, FMV of Investment B determined to be $25 million and FMV of Investment C determined to be $25 million

•	Year 3: FMV of Investment B determined to be $27 million and Investment C sold for $30 million

•	Year 4: FMV of Investment B determined to be $24 million

•	Year 5: Investment B sold for $20 million

The capital gains portion of the incentive fee would be:

•	Year 1: None

•	Year 2: Capital gains incentive fee of $5.0 million; 20% multiplied by $25 million ($30 million realized capital gains on Investment A less $5 million unrealized capital depreciation on Investment B)

•
Year 3:   Capital gains incentive fee of $1.4 million; $6.4 million (20% multiplied by $32 million ($35 million cumulative realized capital gains less $3 million unrealized capital depreciation on Investment B)) less $5.0 million capital gains fee received in Year 2

•	Year 4: None

•
Year 5:   None; $5.0 million of capital gains incentive fee (20% multiplied by $25 million (cumulative realized capital gains of $35 million less realized capital losses of $10 million)) less $6.4 million cumulative capital gains fee paid in Year 2 and Year 3

Our investment adviser has agreed to waive its incentive fee for the year ending December 31, 2013 to the extent required to support a minimum annual dividend yield of 9% (to be paid on a monthly basis) based on our initial public offering price per share. The above examples of the calculation of the incentive fee do not take this fee waiver into account given that it is unknown at this time whether such fee waiver will be triggered.

  Payment of Our Expenses

The compensation and routine overhead expenses of the investment professionals and staff of HCAP Advisors will be provided and paid for by HCAP Advisors.  We will bear all other costs and expenses of our operations and transactions, including those relating to:

•	our organization;

•	calculating our net asset value (including the cost and expenses of any independent valuation firms);

•
expenses, including travel expense, incurred by HCAP Advisors or payable to third parties performing due diligence on prospective portfolio companies, monitoring our investments and, if necessary, enforcing our rights;

•	interest payable on debt, if any, incurred to finance our investments;

•	the costs of this and all future offerings of stock and other securities, if any;

•	the base management fee and any incentive management fee;

•	distributions on our shares;

•	administration fees payable under our administration agreement;

•	the allocated costs incurred by JMP Credit Advisors as our administrator in providing managerial assistance to those portfolio companies that request it;

•	amounts payable to third parties relating to, or associated with, making investments;

•	transfer agent and custodial fees;

•	registration fees;

•	listing fees;

•	taxes;

•	independent director fees and expenses;

•	costs associated with our reporting and compliance obligations under the 1940 Act and applicable federal and state securities laws;

•	directors and officers/errors and omissions liability insurance, and any other insurance premiums; indemnification payments;

•	direct costs and expenses of administration, including audit and legal costs; and

•
all other expenses reasonably incurred by us or our administrator in connection with administering our business, such as the allocable portion of overhead under our administration agreement, including rent and other allocable portions of the cost of our chief financial officer and chief compliance officer and their respective staffs.

Limitation of Liability and Indemnification

The investment advisory and management agreement provides that HCAP Advisors and its officers, directors, employees and affiliates are not liable to us or any of our stockholders for any act or omission by it or its employees in the supervision or management of our investment activities or for any loss sustained by us or our stockholders, except that the foregoing exculpation does not extend to any act or omission constituting willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations under the investment advisory and management agreement. The investment advisory and management agreement also provides for indemnification by us of HCAP Advisors’s members, directors, officers, employees, agents and control persons for liabilities incurred by it in connection with their services to us, subject to the same limitations and to certain conditions.

Board Approval  of the Investment Advisory and Management Agreement

A discussion regarding the basis for our board of director’s approval of our investment advisory and management agreement will be included in our first annual report on Form 10-K filed subsequent to completion of this offering, or incorporated by reference therein.

Duration and Termination

The investment advisory and management agreement was initially approved by our board of directors on January 17, 2013. Unless earlier terminated as described below, the investment advisory and management agreement will remain in effect for a period of two years from the date it was approved by our board of directors and will remain in effect from year to year thereafter if approved annually by our board of directors or by the affirmative vote of the holders of a majority of our outstanding voting securities, including, in either case, approval by a majority of our directors who are not parties to such agreement or who are not “interested persons” of any such party, as such term is defined in Section 2(a)(19) of the 1940 Act. The investment advisory and management agreement will automatically terminate in the event of its assignment. The investment advisory and management agreement may also be terminated by either party without penalty upon not more than 60 days’ written notice to the other party. See “Risk Factors — Risks Relating to Our Business and Structure — Our investment adviser can resign on 60 days’ notice.”

Organization of the Investment Adviser

HCAP Advisors is a Delaware limited liability company. The principal executive offices of HCAP Advisors are located at 450 Park Avenue, Suite 500, New York, New York 10022.

ADMINISTRATION AGREEMENT

JMP Credit Advisors will serve as our administrator.  Pursuant to an administration agreement, JMP Credit Advisors will furnish us with office facilities, equipment and clerical, bookkeeping and record keeping services at such facilities.  Under the administration agreement, the administrator also will perform, or oversee the performance of, our required administrative services, which include, among other things, being responsible for the financial records which we are required to maintain and preparing reports to our stockholders.  In addition, the administrator will assist us in determining and publishing our net asset value, oversee the preparation and filing of our tax returns and the printing and dissemination of reports to our stockholders, and generally oversee the payment of our expenses and the performance of administrative and professional services rendered to us by others.  Payments under the administration agreement will be equal to an amount based upon our allocable portion of the administrator’s overhead in performing its obligations under the administration agreement, including rent and our allocable portion of the cost of our chief financial officer and chief compliance officer and their respective staffs.  Under the administration agreement, the payments required to be made to the administrator during the first year of the term of the agreement will be capped such that the amounts payable to the administrator will not exceed $275,000. The existence of a cap, and the determination of a proper cap amount, in subsequent years will be determined by the mutual agreement of the independent members of our board of directors, on our behalf, and the administrator.  The administration agreement may be terminated by either party without penalty upon 60 days’ written notice to the other.

The administration agreement provides that, absent willful misfeasance, bad faith or negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, JMP Credit Advisors and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of the administrator’s services under the administration agreement or otherwise as administrator for us.

LICENSE AGREEMENT

We have entered into a license agreement with Harvest Capital Strategies pursuant to which it has agreed to grant us a non-exclusive, royalty-free license to use the name “Harvest.”  Under this agreement, we will have a right to use the “Harvest” name for so long as Harvest Capital Strategies or one of its affiliates remains our investment adviser.  Other than with respect to this limited license, we will have no legal right to the “Harvest” name.

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS

Immediately prior to the completion of this offering, we have 2,247,723 shares of common stock outstanding and holders of outstanding warrants will have the right to acquire an additional 338,841 shares of our common stock (assuming no such warrants are exercised prior to completion of this offering). The following table sets forth certain information with respect to the beneficial and record ownership of our common stock as adjusted to reflect the sale of shares of common stock offered by this prospectus by:

•	each person known to us to own beneficially and of record more than 5% of the outstanding shares of our common stock;

•	each of our directors and each of our executive officers; and

•	all of our directors and executive officers as a group.

	Shares Owned (1)
	Beneficially
	and of Record
	Immediately After
	This Offering
Name of Beneficial Owner	Number		Percent

Principal Stockholders
JMP Group LLC	702,377		12.4%
Directors and Executive Officers
Joseph A. Jolson	461,766	(3)	8.2%
Richard P. Buckanavage	19,435	(2)	0.3%
Dorian B. Klein	--		--
Jack G. Levin	--		--
Richard A. Sebastiao	--		--
Craig R. Kitchin	--		--%

All officers and directors as a group (6 persons)	481,201		8.5%

The address for Messrs. Jolson, Buckanavage, Klein, Levin, Sebastiao and Kitchin is Harvest Capital Credit Corporation, 450 Park Avenue, Suite 500, New York, New York 10022.

(1)
These percentages of shares owned beneficially and of record immediately after this offering do not reflect shares reserved for issuance upon the underwriters' exercise of their option to purchase additional shares of our common stock to cover overallotments.

(2)	Includes warrants to purchase 2,107 shares of our common stock at an exercise price of $15.00 per share

(3)	Includes warrants to purchase 68,472 shares of our common stock at an exercise price of $15.00 per share.

DETERMINATION OF NET ASSET VALUE

The net asset value per share of our common stock will be determined quarterly by dividing the value of our total assets minus liabilities by the total number of shares of common stock outstanding at the date as of which the determination is made. We will conduct the valuation of our assets, pursuant to which our net asset value will be determined, at all times consistent with GAAP and the 1940 Act.

In calculating the fair value of our total assets, investments for which market quotations are readily available will be valued at such market quotations, which will generally be obtained from an independent pricing service or one or more broker-dealers or market makers. However, debt investments with remaining maturities within 60 days that are not credit impaired will be valued at cost plus accreted discount, or minus amortized premium, which approximates fair value.

We expect that there will not be a readily available market value for a substantial portion of our portfolio investments, and we will value those debt and equity securities that are not publicly traded or whose market value is not ascertainable~~,~~ at fair value as determined in good faith by the board of directors pursuant to a valuation policy that is in accordance with GAAP and the 1940 Act and pursuant to a valuation process approved by our board of directors. Our board of directors may employ independent third party valuation firms to assist in determining fair value.

In accordance with authoritative accounting guidance, we perform detailed valuations of our debt and equity investments on an individual basis, using market, income, and bond yield approaches as appropriate. In general, we utilize a bond yield method for the majority of our debt investments, as long as it is appropriate. If, in our judgment, the bond yield approach is not appropriate, we may use the market approach, or, in certain cases, an alternative methodology potentially including an asset liquidation or expected recovery model. For our equity investments, we generally utilize the market and income approaches.

Under the bond yield approach, we use bond yield models to determine the present value of the future cash flow streams of our debt investments. We review various sources of transactional data, including private mergers and acquisitions involving debt investments with similar characteristics, and assess the information to benchmark appropriate discount rates in the valuation process.

Under the market approach, we estimate the enterprise value of the portfolio companies in which we invest. There is no one methodology to estimate enterprise value and, in fact, for any one portfolio company, enterprise value is best expressed as a range of fair values, from which we derive a single estimate of enterprise value. To estimate the enterprise value of a portfolio company, we analyze various factors, including the portfolio company’s historical and projected financial results. Typically, private companies are valued based on multiples of EBITDA, cash flows, net income, revenues, or in limited cases, book value. We generally require portfolio companies to provide annual audited and quarterly and monthly unaudited financial statements, as well as annual projections for the upcoming fiscal year.

Under the income approach, we generally prepare and analyze discounted cash flow models based on projections of the future free cash flows of the business. The discount rates used are determined based upon the portfolio company's weighted average cost of capital.

The types of factors that the board of directors may take into account in determining fair value include: comparisons of financial ratios of the portfolio companies that issued such private equity securities to peer companies that are public, the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings and discounted cash flow, the markets in which the portfolio company does business, and other relevant factors. When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, the company will consider the pricing indicated by the external event to corroborate the private equity valuation.

With respect to investments for which market quotations are not readily available, our board of directors will undertake a multi-step valuation process each quarter, as described below:

•
Our quarterly valuation process will begin with each portfolio company or investment being initially valued by the investment professionals of our investment adviser responsible for the portfolio investment;

•	Preliminary valuation conclusions will then be documented and discussed with our senior management and our investment adviser;

•	The audit committee of our board of directors will then review these preliminary valuations;

•	At least once annually, the valuation for each portfolio investment will be reviewed by an independent valuation firm; and

•
The board of directors will then discuss valuations and determine the fair value of each investment in our portfolio in good faith, based on the input of our investment adviser, the independent valuation firm and the audit committee.

Due to the inherent uncertainty in determining the fair value of investments that do not have a readily observable fair value, and the subjective judgments and estimates involved in those determinations, the fair value determinations by our board of directors, even though determined in good faith, may differ materially from the values that would have been used had a readily available market value existed for such investments, and the differences could be material.

Determinations in connection with offerings

In connection with certain offerings of shares of our common stock, our board of directors or one of its committees will be required to make the determination that we are not selling shares of our common stock at a price below the then current net asset value of our common stock at the time at which the sale is made. Our board of directors or an applicable committee of our board of directors will consider the following factors, among others, in making such determination:

•	the net asset value of our common stock most recently disclosed by us in the most recent periodic report that we filed with the SEC;

•
our management’s assessment of whether any material change in the net asset value of our common stock has occurred (including through the realization of gains on the sale of our portfolio securities) during the period beginning on the date of the most recently disclosed net asset value of our common stock and ending two days prior to the date of the sale of our common stock; and

•
the magnitude of the difference between (i) the net asset value of our common stock most recently disclosed by us and our management’s assessment of any material change in the net asset value of our common stock since that determination, and (ii) the offering price of the shares of our common stock in the proposed offering.

This determination will not require that we calculate the net asset value of our common stock in connection with each offering of shares of our common stock, but instead it will involve the determination by our board of directors or a committee thereof that we are not selling shares of our common stock at a price below the then current net asset value of our common stock at the time at which the sale is made or otherwise in violation of the 1940 Act.

Moreover, to the extent that there is even a remote possibility that we may (i) issue shares of our common stock at a price below the then current net asset value of our common stock at the time at which the sale is made or (ii) trigger the undertaking (which we provide in certain registration statements we file with the SEC) to suspend the offering of shares of our common stock pursuant to this prospectus if the net asset value of our common stock fluctuates by certain amounts in certain circumstances until the prospectus is amended, our board of directors will elect, in the case of clause (i) above, either to postpone the offering until such time that there is no longer the possibility of the occurrence of such event or to undertake to determine the net asset value of our common stock within two days prior to any such sale to ensure that such sale will not be below our then current net asset value, and, in the case of clause (ii) above, to comply with such undertaking or to undertake to determine the net asset value of our common stock to ensure that such undertaking has not been triggered.

DIVIDEND REINVESTMENT PLAN

We have adopted a dividend reinvestment plan that provides for reinvestment of our cash distributions and other distributions on behalf of our stockholders, unless a stockholder elects to receive cash as provided below. As a result, if our board of directors authorizes, and we declare, a cash distribution, then our stockholders who have not “opted out” of our dividend reinvestment plan will have their cash distribution automatically reinvested in additional shares of our common stock, rather than receiving the cash distribution.

No action is required on the part of a registered stockholder to have their cash distribution reinvested in shares of our common stock. A registered stockholder may elect to receive an entire distribution in cash by notifying American Stock Transfer & Trust Company, LLC, the plan administrator and our transfer agent and registrar, in writing so that such notice is received by the plan administrator no later than 10 days prior to the record date for distributions to stockholders. The plan administrator will set up an account for shares acquired through the plan for each stockholder who has not elected to receive dividends or other distributions in cash and hold such shares in non-certificated form. Upon request by a stockholder participating in the plan, received in writing not less than 10 days prior to the record date, the plan administrator will, instead of crediting shares to the participant’s account, issue a certificate registered in the participant’s name for the number of whole shares of our common stock and a check for any fractional share.

Those stockholders whose shares are held by a broker or other financial intermediary may receive distributions in cash by notifying their broker or other financial intermediary of their election.

We expect to use primarily newly issued shares to implement the plan, whether our shares are trading at a premium or at a discount to net asset value. Under such circumstances, the number of shares to be issued to a stockholder is determined by dividing the total dollar amount of the distribution payable to such stockholder by 95% of the market price per share of our common stock at the close of trading on the payment date fixed by our board of directors.  Market price per share on that date will be the closing price for such shares on the Nasdaq Capital Market or, if no sale is reported for such day, at the average of their reported bid and asked prices.  We reserve the right to purchase shares in the open market in connection with our implementation of the plan. Shares purchased in open market transactions by the plan administrator will be allocated to a stockholder based on the average purchase price, excluding any brokerage charges or other charges, of all shares of common stock purchased in the open market.

There will be no brokerage charges or other charges to stockholders who participate in the plan. The plan administrator’s fees under the plan will be paid by us. If a participant elects by written notice to the plan administrator to have the plan administrator sell part or all of the shares held by the plan administrator in the participant’s account and remit the proceeds to the participant, the plan administrator is authorized to deduct a $15.00 transaction fee plus a brokerage commission from the proceeds.

Stockholders who receive distributions in the form of stock are subject to the same federal income tax consequences as are stockholders who elect to receive their dividends in cash. A stockholder’s basis for determining gain or loss upon the sale of stock received in a dividend from us will be equal to the amount treated as a distribution for federal income tax purposes. The amount of the distribution for federal income tax purposes will be equal to the fair market value of the stock received. Any stock received in a dividend will have a new holding period for tax purposes commencing on the day following the day on which the shares are credited to the U.S. stockholder’s account. See “Material U.S. Federal Income Tax Considerations.”

The plan may be terminated by us upon notice in writing mailed to each participant. All correspondence concerning the plan should be directed to the plan administrator by mail at Plan Administrator c/o American Stock Transfer & Trust Company, LLC, 6201 15th Avenue, Brooklyn, NY  11219.

If you withdraw or the plan is terminated, the plan administrator will continue to hold your shares in book-entry form unless you request that such shares be sold or issued. Upon receipt of your instructions, a certificate for each whole share in your account under the plan will be issued and you will receive a cash payment for any fraction of a share in your account.

If you hold your common stock with a brokerage firm that does not participate in the plan, you will not be able to participate in the plan and any dividend reinvestment may be effected on different terms than those described above. Consult your financial advisor for more information.

DESCRIPTION OF CAPITAL STOCK

General

The following description does not purport to be complete and is subject to the provisions of our certificate of incorporation and bylaws, forms of which will be filed as exhibits to this registration statement. The descriptions are qualified in their entirety by reference to our certificate of incorporation and bylaws and to applicable law.

Under the terms of our restated certificate of incorporation, our authorized capital stock will consist solely of 100,000,000 shares of common stock, par value $0.001 per share, of which 5,647,723 shares will be outstanding  upon completion of this offering (after giving effect to the formation transaction and the issuance of shares of common stock in this offering), and 2,000,000 shares of preferred stock, par value $0.001 per share, of which no shares are estimated to be outstanding  upon completion of this offering. In addition, we have warrants outstanding to purchase an aggregate of 338,841 shares of our common stock. No stock has been authorized for issuance under any equity compensation plans. Under Delaware law, our stockholders generally are not personally liable for our debts or obligations.

Common stock

Under the terms of our certificate of incorporation, all shares of our common stock have equal rights as to earnings, assets, dividends and voting. When they are issued, shares of our common stock will be duly authorized, validly issued, fully paid and non-assessable. Distributions may be paid to the holders of our common stock if, as and when declared by our board of directors out of assets legally available therefor, subject to any preferential dividend rights of outstanding preferred stock. Holders of common stock are entitled to one vote for each share held on all matters submitted to a vote of stockholders, including the election of directors, and do not have cumulative voting rights. Accordingly, holders of a majority of the shares of common stock entitled to vote in any election of directors may elect all of the directors standing for election. Upon our liquidation, dissolution or winding up, the holders of common stock are entitled to receive ratably our net assets available after the payment of all debts and other liabilities and subject to the prior rights of any outstanding preferred stock. Holders of common stock have no preemptive, subscription, redemption or conversion rights. The rights, preferences and privileges of holders of common stock are subject to the rights of the holders of any series of preferred stock which we may designate and issue in the future. In addition, holders of our common stock may participate in our dividend reinvestment plan.

Our common stock is listed on the NASDAQ Capital Market under the ticker symbol “HCAP.”

Preferred stock

Under the terms of our certificate of incorporation, our board of directors is authorized to issue shares of preferred stock in one or more series without stockholder approval. The board has discretion to determine the rights, preferences, privileges and restrictions, including voting rights, dividend rights, conversion rights, redemption privileges and liquidation preferences of each series of preferred stock. Every issuance of preferred stock will be required to comply with the requirements of the 1940 Act. The 1940 Act limits our flexibility as to certain rights and preferences of the preferred stock that our certificate of incorporation may provide and requires, among other things, that (1) immediately after issuance and before any distribution is made with respect to our common stock, and before any purchase of common stock is made, such preferred stock together with all other senior securities must not exceed an amount equal to 50% of our total assets after deducting the amount of such dividend, distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if and for so long as dividends on the preferred stock are in arrears by two years or more. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. For example, holders of preferred stock would vote separately from the holders of common stock on a proposal to cease operations as a business development company. The purpose of authorizing our board to issue preferred stock and determine its rights and preferences is to eliminate delays associated with a stockholder vote on specific issuances. The issuance of preferred stock, while providing desirable flexibility in connection with providing leverage for our investment program, possible acquisitions and other corporate purposes, could make it more difficult for a third party to acquire, or could discourage a third party from acquiring, a majority of our outstanding voting stock.

Warrants

We have warrants outstanding to purchase an aggregate of 338,841 shares of common stock. The warrants are exercisable at any time but no later than approximately 4 years from the date of this prospectus and have an exercise price per share of approximately (and in no event less than) $15.00, and will thereafter be subject to standard adjustments for stock splits, stock dividends, reclassifications and reorganizations.

Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses

Under our certificate of incorporation, we will fully indemnify any person who was or is involved in any actual or threatened action, suit or proceeding (whether civil, criminal, administrative or investigative) by reason of the fact that such person is or was one of our directors or officers or is or was serving at our request as a director or officer of another corporation, partnership, limited liability company, joint venture, trust or other enterprise, including service with respect to an employee benefit plan, against expenses (including attorney’s fees), judgments, fines and amounts paid or to be paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding. Our certificate of incorporation also provides that our directors will not be personally liable for monetary damages to us for breaches of their fiduciary duty as directors, except for a breach of their duty of loyalty to us or our stockholders, for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, or for any transaction from which the director derived an improper personal benefit. So long as we are regulated under the 1940 Act, the above indemnification and limitation of liability will be limited by the 1940 Act or by any valid rule, regulation or order of the SEC thereunder. The 1940 Act provides, among other things, that a company may not indemnify any director or officer against liability to it or its stockholders to which he or she might otherwise be subject by reason of his or her willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office unless a determination is made by final decision of a court, by vote of a majority of a quorum of directors who are disinterested, non-party directors or by independent legal counsel that the liability for which indemnification is sought did not arise out of the foregoing conduct.

Delaware law also provides that indemnification permitted under the law shall not be deemed exclusive of any other rights to which the directors and officers may be entitled under the corporation’s bylaws, any agreement, a vote of stockholders or otherwise.

Our certificate of incorporation permits us to secure insurance on behalf of any person who is or was or has agreed to become a director or officer of the Company or is or was serving at our request as a director or officer of another enterprise for any liability arising out of his or her actions, regardless of whether the Delaware General Corporation Law would permit indemnification. We will obtain liability insurance for our officers and directors.

Delaware Law and Certain Certificate of Incorporation and Bylaw Provisions; Anti-Takeover Measures

We are subject to the provisions of Section 203 of the General Corporation Law of Delaware. In general, the statute prohibits a publicly held Delaware corporation from engaging in a “business combination” with “interested stockholders” for a period of three years after the date of the transaction in which the person became an interested stockholder, unless the business combination is approved in a prescribed manner. A “business combination” includes certain mergers, asset sales and other transactions resulting in a financial benefit to the interested stockholder. Subject to exceptions, an “interested stockholder” is a person who, together with his, her or its affiliates and associates, owns, or within three years did own, 15% or more of the corporation’s voting stock.

Our certificate of incorporation and bylaws provide that:

•	the board of directors be divided into three classes, as nearly equal in size as possible, with staggered three- year terms;

•	directors may be removed only for cause by the affirmative vote of the holders of two-thirds of the shares of our capital stock entitled to vote; and

•
any vacancy on the board of directors, however the vacancy occurs, including a vacancy due to an enlargement of the board of directors, may only be filled by the board of directors, provided that a quorum is then in office and present, or by a majority of the directors then in office, if less than a quorum, or by the sole remaining director.

The classification of our board of directors and the limitations on removal of directors and filling of vacancies could have the effect of making it more difficult for a third party to acquire us, or of discouraging a third party from acquiring us.

Our certificate of incorporation and bylaws also provide that:

•
any action required or permitted to be taken by the stockholders at an annual meeting or special meeting of stockholders may only be taken if it is properly brought before such meeting and may not be taken by written action in lieu of a meeting; and

•	special meetings of the stockholders may only be called by our board of directors, chairman, or chief executive officer.

Our bylaws provide that, in order for any matter to be considered “properly brought” before a meeting, a stockholder must comply with requirements regarding advance notice to us. These provisions could delay until the next stockholders’ meeting stockholder actions which are favored by the holders of a majority of our outstanding voting securities. These provisions may also discourage another person or entity from making a tender offer for our common stock, because such person or entity, even if it acquired a majority of our outstanding voting securities, would be able to take action as a stockholder (such as electing new directors or approving a merger) only at a duly called stockholders meeting, and not by written consent.

Delaware’s corporation law provides generally that the affirmative vote of a majority of the shares entitled to vote on any matter is required to amend a corporation’s certificate of incorporation or bylaws, unless a corporation’s certificate of incorporation or bylaws requires a greater percentage. Under our bylaws and certificate of incorporation, the affirmative vote of the holders of at least 66 2/3% of the shares of our capital stock entitled to vote will be required to amend or repeal any of the provisions of our bylaws.

However, the vote of at least 66 2/3% of the shares of our capital stock then outstanding and entitled to vote in the election of directors, voting together as a single class, will be required to amend or repeal any provision of our certificate of incorporation pertaining to the board of directors, limitation of liability, indemnification, stockholder action or amendments to our certificate of incorporation. In addition, our certificate of incorporation permits our board of directors to amend or repeal our bylaws by a majority vote.

SHARES ELIGIBLE FOR FUTURE SALE

Immediately prior to this offering, there has been no public market for our common stock. Sales of substantial amounts of our unregistered common stock in the public market or the perception that such sales could occur, could adversely affect the prevailing market price of our common stock and our future ability to raise capital through the sale of our common stock.

Upon completion of this offering (after giving effect to the formation transaction and the issuance of common stock in this offering), 5,647,723 shares of our common stock will be outstanding, assuming no exercise of the underwriters’ over-allotment option and no exercise of warrants to purchase common stock.  Of these shares, the 3,400,000 shares sold in this offering will be freely tradable without restrictions or further registration under the Securities Act, unless those shares are purchased by “affiliates” as that term is defined in Rule 144 under the Securities Act. Restricted securities may be sold in the public market only if registered or if they qualify for an exemption from registration under Rule 144 under the Securities Act.

In addition, we are required pursuant to the terms of a registration rights agreement we entered into with certain holders of shares of our common stock to register such shares, including shares of our common stock issuable upon the exercise of our outstanding warrants, for resale under the Securities Act. Specifically, we are required to file a resale shelf registration statement under the Securities Act to register the resale of such shares on or before August 7, 2013, and have such registration statement declared effective by the SEC on or before December 5, 2013. In the event that additional shares of our common stock are registered as a result of the exercise of such registration rights, the prevailing market price for the shares of our common stock and our ability to raise additional capital could be adversely affected.

Rule 144

In general, a person who has beneficially owned restricted shares of our common stock for at least six months would be entitled to sell their securities provided that (i) such person is not deemed to have been one of our affiliates at the time of, or at any time during the 90 days preceding, a sale and (ii) we are subject to the Exchange Act periodic reporting requirements for at least 90 days before the sale. Persons who have beneficially owned restricted shares of our common stock for at least six months but who are our affiliates at the time of, or any time during the 90 days preceding, a sale, would be subject to additional restrictions, by which such person would be entitled to sell within any three-month period only a number of securities that does not exceed the greater of either of the following:

•	1% of the number of shares of our common stock then outstanding, which will equal approximately shares immediately after this offering; or

•	the average weekly trading volume of our common stock on The NASDAQ Capital Market for the four calendar weeks prior to the sale,

provided in each case, that we are subject to the Exchange Act periodic reporting requirements for at least 90 days before the sale. Such sales must also comply with the manner of sale, current public information and notice provisions of Rule 144.

Lock-up Agreements

We have agreed with the underwriters, subject to certain exceptions, not to (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any shares of our common stock or any securities convertible into or exercisable or exchangeable for common stock, (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the common stock, (iii) make any demand for or exercise any right with respect to, the registration of any shares of our common stock or any security convertible into or exercisable or exchangeable for common stock for a period of 180 days after the date of this prospectus without the prior written consent of Keefe, Bruyette & Woods, Inc.

Our officers and directors, our existing stockholders who are affiliated with us (including such persons who receive shares of common stock in the formation transaction), our investment adviser, and our administrator have agreed with the underwriters, subject to certain exceptions, not to (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any shares of our common stock or any securities convertible into or exercisable or exchangeable for common stock, (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the common stock, (iii) make any demand for or exercise any right with respect to the registration of any shares of our common stock or any security convertible into or exercisable or exchangeable for common stock for 180 days after the day of this prospectus without the prior written consent of Keefe, Bruyette & Woods, Inc.

Our existing stockholders who are not affiliated with us have not agreed to the foregoing, but pursuant to the registration rights agreement, described elsewhere herein, the stockholders may not, directly or indirectly, sell, offer to sell (including, without limitation, any short sale), grant any option or otherwise transfer or dispose of any of our securities owned by such investor (other than to donees or partners of the investor who agree to be similarly bound) for 90 days after the day of this prospectus without the prior written consent of Keefe, Bruyette & Woods, Inc.

REGULATION

We will elect to be regulated as a business development company under the 1940 Act in connection with the consummation of this offering. As with other companies regulated by the 1940 Act, a business development company must adhere to certain substantive regulatory requirements. The 1940 Act contains prohibitions and restrictions relating to transactions between business development companies and their affiliates (including any investment advisers or sub-advisers), principal underwriters and affiliates of those affiliates or underwriters and requires that a majority of the directors be persons other than “interested persons,” as that term is defined in the 1940 Act. In addition, the 1940 Act provides that we may not change the nature of our business so as to cease to be, or to withdraw our election as, a business development company unless approved by “a majority of our outstanding voting securities” as defined in the 1940 Act. A majority of the outstanding voting securities of a company is defined under the 1940 Act as the lesser of: (i) 67% or more of such company’s shares present at a meeting if more than 50% of the outstanding shares of such company are present and represented by proxy or (ii) more than 50% of the outstanding shares of such company. Our bylaws provide for the calling of a special meeting of stockholders at which such action could be considered upon written notice of not less than ten or more than sixty days before the date of such meeting.

We do not intend to acquire securities issued by any investment company that exceed the limits imposed by the 1940 Act. Under these limits, except for registered money market funds, we generally cannot acquire more than 3% of the voting stock of any investment company, invest more than 5% of the value of our total assets in the securities of one investment company or invest more than 10% of the value of our total assets in the securities of more than one investment company. With regard to that portion of our portfolio invested in securities issued by investment companies, it should be noted that such investments might subject our stockholders to additional expenses.

We may also be prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of our board of directors who are not interested persons and, in some cases, prior approval by the SEC. For example, under the 1940 Act, absent receipt of exemptive relief from the SEC, we and our affiliates may be precluded from co-investing in private placements of securities.

We expect to be periodically examined by the SEC for compliance with the 1940 Act.

We are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement. Furthermore, as a business development company, we are prohibited from protecting any director or officer against any liability to us or our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

We and our investment adviser are adopting and implementing written policies and procedures reasonably designed to prevent violation of the federal securities laws and will review these policies and procedures annually for their adequacy and the effectiveness of their implementation. We and our investment adviser have designated a chief compliance officer to be responsible for administering the policies and procedures.

Qualifying assets

Under the 1940 Act, a business development company may not acquire any asset other than assets of the type listed in section 55(a) of the 1940 Act, which are referred to as qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company’s total assets. The principal categories of qualifying assets relevant to our proposed business are the following:

•
Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an eligible portfolio company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company, or from any other person, subject to such rules as may be prescribed by the SEC. An eligible portfolio company is defined in the 1940 Act as any issuer which:

•	is organized under the laws of, and has its principal place of business in, the United States;

•
is not an investment company (other than a small business investment company wholly owned by the business development company) or a company that would be an investment company but for certain exclusions under the 1940 Act; and

•	satisfies any of the following:

•	is a small and solvent company having total assets of not more than $4 million and capital and surplus of not less than $2 million;

•
is controlled by a business development company or a group of companies including a business development company, the business development company actually exercises a controlling influence over the management or policies of the eligible portfolio company, and, as a result thereof, the business development company has an affiliated person who is a director of the eligible portfolio company; or

•	has a market capitalization of less than $250 million or does not have any class of securities listed on a national securities exchange.

•	Securities of any eligible portfolio company which we control.

•
Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident thereto, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.

•
Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and we already own 60% of the outstanding equity of the eligible portfolio company.

•	Securities received in exchange for or distributed on or with respect to securities described above, or pursuant to the exercise of warrants or rights relating to such securities.

•	Cash, cash equivalents, U.S. Government securities or high-quality debt securities maturing in one year or less from the time of investment.

The regulations defining qualifying assets may change over time. We may adjust our investment focus as needed to comply with and/or take advantage of any regulatory, legislative, administrative or judicial actions in this area.

Managerial assistance to portfolio companies

A business development company must have been organized and have its principal place of business in the United States and must be operated for the purpose of making investments in the types of securities described in “— Qualifying assets” above. However, in order to count portfolio securities as qualifying assets for the purpose of the 70% test, the business development company must either control the issuer of the securities or must offer to make available to the issuer of the securities significant managerial assistance. Where the business development company purchases such securities in conjunction with one or more other persons acting together, the business development company will satisfy this test if one of the other persons in the group makes available such managerial assistance. Making available managerial assistance means, among other things, any arrangement whereby the business development company, through its directors, officers or employees, offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company.

Issuance of Additional Shares

We are not generally able to issue and sell our common stock at a price below net asset value per share. We may, however, issue and sell our common stock, at a price below the current net asset value of the common stock, or issue and sell warrants, options or rights to acquire such common stock, at a price below the current net asset value of the common stock if our board of directors determines that such sale is in our best interest and in the best interests of our stockholders, and our stockholders have approved our policy and practice of making such sales within the preceding 12 months. In any such case, the price at which our securities are to be issued and sold may not be less than a price which, in the determination of our board of directors, closely approximates the market value of such securities.

Temporary investments

Pending investment in other types of “qualifying assets,” as described above, our investments may consist of cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment, which we refer to, collectively, as temporary investments, so that 70% of our assets are qualifying assets. Typically, we will invest in highly rated commercial paper, U.S. government agency notes, U.S. Treasury bills or in repurchase agreements relating to such securities that are fully collateralized by cash or securities issued by the U.S. Government or its agencies. A repurchase agreement involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed-upon future date and at a price which is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements. However, if more than 25% of our total assets constitute repurchase agreements from a single counterparty, we would not meet the diversification tests in order to qualify as a RIC for federal income tax purposes. Thus, we do not intend to enter into repurchase agreements with a single counterparty in excess of this limit. Our investment adviser will monitor the creditworthiness of the counterparties with which we enter into repurchase agreement transactions.

Senior securities; Derivative securities

We are permitted, under specified conditions, to issue multiple classes of indebtedness and one class of stock senior to our common stock if our asset coverage, as defined in the 1940 Act, is at least equal to 200% immediately after each such issuance. In addition, while any senior securities are outstanding, we must generally make provisions to prohibit any distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes without regard to asset coverage.

The 1940 Act also limits the amount of warrants, options and rights to common stock that we may issue and the terms of such securities.

Code of ethics

We and our investment adviser have each adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, respectively, that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to each code may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code’s requirements. You may read and copy the code of ethics at the SEC’s Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 942-8090. In addition, each code of ethics is attached as an exhibit to the registration statement of which this prospectus is a part, and is available on the SEC’s Internet site at  http://www.sec.gov . You may also obtain copies of the code of ethics, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

Proxy voting policies and procedures

We have delegated our proxy voting responsibility to our investment adviser. The Proxy Voting Policies and Procedures of our investment adviser are set forth below. The guidelines are reviewed periodically by our investment adviser and our independent directors, and, accordingly, are subject to change.

Introduction

Our investment adviser is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, which we refer to as the Advisers Act. As an investment adviser registered under the Advisers Act, our investment adviser has fiduciary duties to us. As part of this duty, our investment adviser recognizes that it must vote client securities in a timely manner free of conflicts of interest and in our best interests and the best interests of our stockholders. Our investment adviser’s Proxy Voting Policies and Procedures have been formulated to ensure decision-making consistent with these fiduciary duties.

These policies and procedures for voting proxies are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.

Proxy policies

Our investment adviser votes proxies relating to our portfolio securities in what our investment adviser perceives to be the best interest of our stockholders. Our investment adviser reviews on a case-by-case basis each proposal submitted to a stockholder vote to determine its effect on the portfolio securities held by us. Although our investment adviser will generally vote against proposals that may have a negative effect on our portfolio securities, our investment adviser may vote for such a proposal if there exist compelling long-term reasons to do so.

Our investment adviser’s proxy voting decisions are made by those senior officers who are responsible for monitoring each of our investments. To ensure that a vote is not the product of a conflict of interest, our investment adviser requires that (1) anyone involved in the decision-making process disclose to our Chief Compliance Officer any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote and (2) employees involved in the decision-making process or vote administration are prohibited from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties.  If a vote may involve a material conflict of interest, prior to approving such vote, our investment adviser must consult with our Chief Compliance Officer to determine whether the potential conflict is material and if so, the appropriate method to resolve such conflict. If the conflict is determined not to be material, our investment adviser’s employees shall vote the proxy in accordance with our investment adviser’s proxy voting policy.

Proxy voting records

You may obtain information about how we voted proxies by making a written request for proxy voting information to:

Chief Compliance Officer
Harvest Capital Credit Corporation
450 Park Avenue, Suite 500
New York, New York 10022

MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a general summary of the material U.S. federal income tax considerations applicable to us and to an investment in our shares of common stock. This summary does not purport to be a complete description of the U.S. federal income tax considerations applicable to such an investment. For example, we have not described certain considerations that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including stockholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, dealers in securities, pension plans and trusts, and financial institutions. This summary assumes that investors hold our common stock as a capital asset (within the meaning of the Code). The discussion is based upon the Code, Treasury regulations, and administrative and judicial interpretations, each as of the date of this prospectus and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. We have not sought and will not seek any ruling from the Internal Revenue Service, or the IRS, regarding this offering. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if we invested in tax-exempt securities or certain other investment assets.

A “U.S. stockholder” is a beneficial owner of shares of our common stock that is for U.S. federal income tax purposes:

•	an individual who is a citizen or resident of the United States;
•
a corporation, or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;

•	an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or
•
a trust if either a U.S. court can exercise primary supervision over its administration and one or more U.S. persons have the authority to control all of its substantial decisions or the trust was in existence on August 20, 1996, was treated as a U.S. person prior to that date, and has made a valid election to be treated as a U.S. person.

A “Non-U.S. stockholder” is a beneficial owner of shares of our common stock that is not a U.S. stockholder.

If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) is the beneficial owner of shares of our common stock, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective investor that is a partner in a partnership that will hold shares of our common stock should consult its tax advisors with respect to the partnership’s purchase, ownership and disposition of shares of our common stock.

Tax matters are very complicated and the tax consequences to an investor of an investment in our shares of common stock will depend on the facts of his, her or its particular situation. We encourage investors to consult their tax advisors regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of U.S. federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty, and the effect of any possible changes in the tax laws.

Election to be Taxed as a RIC

As a business development company, we intend to elect to be treated, and intend to qualify annually thereafter, as a RIC under Subchapter M of the Code commencing with our taxable year ending December 31, 2013. As a RIC, we generally will not have to pay corporate-level U.S. federal income taxes on any ordinary income or capital gains that we timely distribute to our stockholders as dividends. To qualify as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, we must distribute to our stockholders, for each taxable year, at least 90% of our “investment company taxable income,” which is generally our net ordinary taxable income plus the excess of our realized net short-term capital gains over our realized net long-term capital losses (the “Annual Distribution Requirement”).

Taxation as a RIC

If we:

•	qualify as a RIC; and
•	satisfy the Annual Distribution Requirement;

then we will not be subject to U.S. federal income tax on the portion of our investment company taxable income and net capital gain, defined as net long-term capital gains in excess of net short-term capital losses, we distribute to stockholders. We will be subject to U.S. federal income tax at the regular corporate rates on any net income or net capital gain not distributed (or deemed distributed) to our stockholders.

We will be subject to a 4% nondeductible U.S. federal excise tax on our undistributed income unless we distribute in a timely manner an amount at least equal to the sum of (a) 98% of our net ordinary income for each calendar year, (b) 98.2% of our capital gain net income for the one-year period ending October 31 in that calendar year and (c) any income realized, but not distributed, in the preceding year and on which we paid no U.S. federal income tax (the “Excise Tax Avoidance Requirement”). For this purpose, however, any net ordinary income or capital gain net income retained by us that is subject to corporate income tax for the tax year ending in that calendar year will be considered to have been distributed by year end (or earlier if estimated taxes are paid). We currently intend to make sufficient distributions each taxable year to satisfy the Excise Tax Avoidance Requirement.

In order to qualify as a RIC for U.S. federal income tax purposes, we must, among other things:

•	qualify to be regulated as a business development company under the 1940 Act at all times during each taxable year;

•
derive in each taxable year at least 90% of our gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale of stock or other securities, or other income derived with respect to our business of investing in such stock or securities, and net income derived from interests in “qualified publicly traded partnerships” (which generally are partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends and other permitted RIC income) (the “90% Income Test”); and

•	diversify our holdings so that at the end of each quarter of the taxable year:

•
at least 50% of the value of our assets consists of cash, cash equivalents, U.S. government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of the issuer; and

•
no more than 25% of the value of our assets is invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer or of two or more issuers that are controlled, as determined under applicable tax rules, by us and that are engaged in the same or similar or related trades or businesses or in the securities of one or more qualified publicly traded partnerships (the “Diversification Tests”).

We may invest in partnerships, including qualified publicly traded partnerships, which may result in our being subject to state, local or foreign income, franchise or withholding liabilities.

Any underwriting fees paid by us are not deductible. We may be required to recognize taxable income in circumstances in which we do not receive cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with PIK interest or, in certain cases, with increasing interest rates or issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. Because any original issue discount accrued will be included in our investment company taxable income for the year of accrual, we may be required to make a distribution to our stockholders in order to satisfy the Annual Distribution Requirement, even though we will not have received any corresponding cash amount.  If we are not able to obtain sufficient cash from other sources to satisfy the Annual Distribution Requirement, we may fail to qualify as a RIC and become subject to corporate-level U.S. federal income taxes on all of our taxable income without the benefit of the dividends-paid deduction.

Although we do not presently expect to do so, we are authorized to borrow funds and to sell assets in order (i) to satisfy the Annual Distribution Requirement and to otherwise eliminate our liability for U.S. federal income and excise taxes and (ii) to satisfy the Diversification Tests. However, under the 1940 Act, we are not permitted to borrow additional funds or to make distributions to our stockholders while our debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. See “Regulation—Senior Securities.” Moreover, our ability to dispose of assets to meet the Annual Distribution Requirement, the Excise Tax Avoidance Requirement or the Diversification Tests may be limited by (a) the illiquid nature of our portfolio and/or (b) other requirements relating to our qualification as a RIC.  If we dispose of assets in order to meet the Annual Distribution Requirement, the Excise Tax Avoidance Requirement, or the Diversification Tests, we may make such dispositions at times that, from an investment standpoint, are not advantageous.

Certain of our investment practices may be subject to special and complex U.S. federal income tax provisions that may, among other things, (a) treat dividends that would otherwise constitute qualified dividend income as non-qualified dividend income, (b) treat dividends that would otherwise be eligible for the corporate dividends received deduction as ineligible for such treatment, (c) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (d) convert lower-taxed long term capital gain into higher-taxed short-term capital gain or ordinary income, (e) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (f) cause us to recognize income or gain without a corresponding receipt of cash, (g) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (h) adversely alter the characterization of certain complex financial transactions and (i) produce income that will not be qualifying income for purposes of the 90% Income Test. We intend to monitor our transactions and may make certain tax elections to mitigate the effect of these provisions and prevent our disqualification as a RIC.

Gain or loss realized by us from warrants acquired by us as well as any loss attributable to the lapse of such warrants generally will be treated as capital gain or loss. Such capital gain or loss generally will be long term or short term, depending on how long we held a particular warrant.

Some of the income and fees that we may recognize will not satisfy the 90% Income Test. In order to ensure that such income and fees do not disqualify us as a RIC for a failure to satisfy the 90% Income Test, we may hold assets that generate such income and provide services that generate such fees indirectly through one or more entities treated as corporations for U.S. federal income tax purposes. Such corporations will be required to pay U.S. federal corporate income tax on their earnings, which ultimately will reduce our return on such income and fees.

Failure to Qualify as a RIC

If we were unable to qualify for treatment as a RIC, and if certain remedial provisions are not available, we would be subject to tax on all of our taxable income at regular corporate rates. We would not be able to deduct distributions to stockholders, nor would they be required to be made. Distributions, including distributions of net long-term capital gain, would generally be taxable to our stockholders as ordinary dividend income to the extent of our current and accumulated earnings and profits. Subject to certain limitations under the Code, corporate stockholders would be eligible to claim a dividends received deduction with respect to such distributions, and non-corporate stockholders would be able to treat such dividend income as “qualified dividend income,” which is subject to reduced rates of U.S. federal income tax. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder’s tax basis, and any remaining distributions would be treated as a capital gain. If we fail to qualify as a RIC for a period greater than two taxable years, to qualify as a RIC in a subsequent year we may be subject to regular corporate tax on any net built-in gains with respect to certain of our assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if we had been liquidated) that we elect to recognize on requalification or when recognized over the next ten years.

The remainder of this discussion assumes that we will qualify as a RIC and will satisfy the Annual Distribution Requirement.

3.8% Medicare Tax on Investment Income

For taxable years beginning after December 31, 2012, recently enacted legislation is scheduled to impose a 3.8% tax on the “net investment income” of certain individuals, and on the undistributed “net investment income” of certain estates and trusts. Among other items, net investment income generally includes gross income from interest, dividends and net gains from certain property sales, less certain deductions. U.S. stockholders should consult their tax advisors regarding the possible implications of this legislation in their particular circumstances.

Taxation of U.S. Stockholders

Distributions by us generally are taxable to U.S. stockholders as ordinary income or capital gains. Distributions of our “investment company taxable income” (which is, generally, our net ordinary income plus net short-term capital gains in excess of net long-term capital losses) will be taxable as ordinary income to U.S. stockholders to the extent of our current and accumulated earnings and profits, whether paid in cash or reinvested in additional shares of our common stock. To the extent such distributions paid by us to non-corporate stockholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations and if certain holding period requirements are met, such distributions generally will be treated as qualified dividend income and will be eligible for a maximum U.S. federal income tax rate of 20%. In this regard, it is anticipated that distributions paid by us will generally not be attributable to dividends and, therefore, generally will not qualify for the 20% maximum U.S. federal income tax rate. Distributions of our net capital gains (which is generally our realized net long-term capital gains in excess of realized net short-term capital losses) properly reported by us as “capital gain dividends” will be taxable to a U.S. stockholder as long-term capital gains (currently at a maximum U.S. federal income tax rate of 20%) in the case of individuals, trusts or estates, regardless of the U.S. stockholder’s holding period for his, her or its common stock and regardless of whether paid in cash or reinvested in additional shares of common stock. Distributions in excess of our earnings and profits first will reduce a U.S. stockholder’s adjusted tax basis in such stockholder’s common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. stockholder. U.S. stockholders receiving distributions in the form of additional shares of our common stock purchased in the market should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the stockholders receiving cash distributions will receive, and should have a cost basis in the shares received equal to such amount. A U.S. stockholder receiving a distribution in newly issued shares of our common stock will be treated as receiving a distribution equal to the value of the shares received, and should have a cost basis of such amount.

Although we currently intend to distribute any net long-term capital gains at least annually, we may in the future decide to retain some or all of our net long-term capital gains but designate the retained amount as a “deemed distribution.” In that case, among other consequences, we will pay tax on the retained amount, each U.S. stockholder will be required to include its share of the deemed distribution in income as if it had been distributed to the U.S. stockholder, and the U.S. stockholder will be entitled to claim a credit equal its allocable share of the tax paid on the deemed distribution by us. The amount of the deemed distribution net of such tax will be added to the U.S. stockholder’s tax basis for their shares of common stock. Since we expect to pay tax on any retained capital gains at our regular corporate tax rate, and since that rate is in excess of the maximum rate currently payable by individuals on long-term capital gains, the amount of tax that individual U.S. stockholders will be treated as having paid and for which they will receive a credit will exceed the tax they owe on the retained net capital gain. Such excess generally may be claimed as a credit against the U.S. stockholder’s other U.S. federal income tax obligations or may be refunded to the extent it exceeds a stockholder’s liability for U.S. federal income tax. A stockholder that is not subject to U.S. federal income tax or otherwise required to file a U.S. federal income tax return would be required to file a U.S. federal income tax return on the appropriate form in order to claim a refund for the taxes we paid. In order to utilize the deemed distribution approach, we must provide written notice to our stockholders prior to the expiration of 60 days after the close of the relevant taxable year. We cannot treat any of our investment company taxable income as a “deemed distribution.”

For purposes of determining (a) whether the Annual Distribution Requirement is satisfied for any year and (b) the amount of capital gain dividends paid for that year, we may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. stockholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by us in October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by our stockholders on December 31 of the year in which the dividend was declared.

If an investor purchases shares of our common stock shortly before the record date of a distribution, the price of the shares of our common stock will include the value of the distribution and the investor will be subject to tax on the distribution even though it represents a return of their investment.

A U.S. stockholder generally will recognize taxable gain or loss if the stockholder sells or otherwise disposes of their shares of our common stock. Any gain arising from such sale or disposition generally will be treated as long-term capital gain or loss if the stockholder has held their shares of common stock for more than one year. Otherwise, it would be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares of our common stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of shares of our common stock may be disallowed if other shares of our common stock are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition. In such a case, the basis of the common stock acquired will be increased to reflect the disallowed loss.

In general, individual U.S. stockholders currently are subject to a maximum U.S. federal income tax rate of 20% on their net capital gain, (i.e., the excess of realized net long-term capital gain over realized net short-term capital loss for a taxable year), including a long-term capital gain derived from an investment in our shares of common stock. Such rate is lower than the maximum rate on ordinary income currently payable by individuals. Corporate U.S. stockholders currently are subject to U.S. federal income tax on net capital gain at the maximum 35% rate also applied to ordinary income. Non-corporate stockholders with net capital losses for a year (i.e., net capital losses in excess of net capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate stockholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate stockholders generally may not deduct any net capital losses for a year, but may carryback such losses for three years or carry forward such losses for five years.

We will send to each of our U.S. stockholders, as promptly as possible after the end of each calendar year, a notice reporting the amounts includible in such U.S. stockholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the U.S. federal income tax status of each year’s distributions generally will be reported to the IRS. Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. stockholder’s particular situation. Dividends distributed by us generally will not be eligible for the dividends-received deduction or the lower tax rates applicable to certain qualified dividends.

We may be required to withhold U.S. federal income tax (“backup withholding”) from all distributions to any non-corporate U.S. stockholder (a) who fails to furnish us with a correct taxpayer identification number or a certificate that such stockholder is exempt from backup withholding or (b) with respect to whom the IRS notifies us that such stockholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. stockholder’s U.S. federal income tax liability and may entitle such stockholder to a refund, provided that proper information is timely provided to the IRS.

Recently enacted legislation generally imposes a 30% U.S. federal withholding tax on payments of certain types of income to foreign financial institutions that fail to enter into an agreement with the U.S. Treasury to report certain required information with respect to accounts held by U.S. persons (or held by foreign entities that have U.S. persons as substantial owners). The types of income subject to the tax include U.S. source interest and dividends paid after December 31, 2013, and the gross proceeds from the sale of any property that could produce U.S.-source interest or dividends paid after December 31, 2016. The information required to be reported includes the identity and taxpayer identification number of each account holder that is a U.S. person and transaction activity within the holder’s account. In addition, subject to certain exceptions, this legislation also imposes a 30% withholding on payments to foreign entities that are not financial institutions unless the foreign entity certifies that it does not have a greater than 10% U.S. owner or provides the withholding agent with identifying information on each greater than 10% U.S. owner. When these provisions become effective, a U.S. stockholder that holds its shares through foreign intermediaries or foreign entities could be subject to this 30% withholding tax with respect to distributions on their shares and proceeds from the sale of their shares. Under certain circumstances, a U.S. stockholder might be eligible for refunds or credits of such taxes.

Taxation of Non-U.S. Stockholders

Whether an investment in the shares of our common stock is appropriate for a Non-U.S. stockholder will depend upon that person’s particular circumstances. Non-U.S. stockholders should consult their tax advisors before investing in our common stock.

Distributions of our “investment company taxable income” to Non-U.S. stockholders (including interest income, net short-term capital gain or foreign-source dividend and interest income, which generally would be free of withholding if paid to Non-U.S. stockholders directly) will be subject to withholding of U.S. federal income tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of our current and accumulated earnings and profits unless the distributions are effectively connected with a U.S. trade or business of the Non-U.S. stockholder, and, if an income tax treaty applies, attributable to a permanent establishment in the United States, in which case the distributions will be subject to U.S. federal income tax at the rates applicable to U.S. persons. In that case, we will not be required to withhold U.S. federal income tax if the Non-U.S. stockholder complies with applicable certification and disclosure requirements. Special certification requirements apply to a Non-U.S. stockholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their tax advisors.

Under a provision that applies to taxable years beginning before January 1, 2014, properly reported dividends received by a Non-U.S. stockholder generally are exempt from U.S. federal withholding tax when they (a) are paid in respect of our “qualified net interest income” (generally, our U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which we are at least a 10% stockholder, reduced by expenses that are allocable to such income), or (b) are paid in connection with our “qualified short-term capital gains” (generally, the excess of our net short-term capital gain over our long-term capital loss for such taxable year). Depending on the circumstances, we may report all, some or none of our potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains, or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a Non-U.S. stockholder must comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or an acceptable substitute or successor form). In the case of shares held through an intermediary, the intermediary could withhold tax even if we properly report the payment as qualified net interest income or qualified short-term capital gain. Non-U.S. stockholders should contact their intermediaries with respect to the application of these rules to their accounts. Although this provision has been subject to previous extensions, we cannot be certain whether this exception will apply for any taxable years beginning after December 31, 2013.

Actual or deemed distributions of our net capital gains to a Non-U.S. stockholder, and gains realized by a Non-U.S. stockholder upon the sale of our common stock, will not be subject to U.S. federal withholding tax and generally will not be subject to U.S. federal income tax unless the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the Non-U.S. stockholder and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the Non-U.S. stockholder in the United States or, in the case of an individual Non-U.S. stockholder, the stockholder is present in the United States for 183 days or more during the year of the sale or capital gain dividend and certain other conditions are met.

If we distribute our net capital gains in the form of deemed rather than actual distributions (which we may do in the future), a Non-U.S. stockholder will be entitled to a U.S. federal income tax credit or tax refund equal to the stockholder’s allocable share of the tax we pay on the capital gains deemed to have been distributed. In order to obtain the refund, the Non-U.S. stockholder must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return even if the Non-U.S. stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return. For a corporate Non-U.S. stockholder, distributions (both actual and deemed), and gains realized upon the sale of our common stock that are effectively connected with a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty).

A Non-U.S. stockholder who is a non-resident alien individual, and who is otherwise subject to withholding of U.S. federal income tax, may be subject to information reporting and backup withholding of U.S. federal income tax on dividends unless the Non-U.S. stockholder provides us or the distribution paying agent with an IRS Form W-8BEN (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. stockholder or otherwise establishes an exemption from backup withholding.

Recently enacted legislation generally imposes a 30% U.S. federal withholding tax on payments of certain types of income to foreign financial institutions that fail to enter into an agreement with the U.S. Treasury to report certain required information with respect to accounts held by U.S. persons (or held by foreign entities that have U.S. persons as substantial owners). The types of income subject to the tax include U.S. source interest and dividends paid after December 31, 2013, and the gross proceeds from the sale of any property that could produce U.S.-source interest or dividends paid after December 31, 2016. The information required to be reported includes the identity and taxpayer identification number of each account holder that is a U.S. person and transaction activity within the holder’s account. In addition, subject to certain exceptions, this legislation also imposes a 30% withholding on payments to foreign entities that are not financial institutions unless the foreign entity certifies that it does not have a greater than 10% U.S. owner or provides the withholding agent with identifying information on each greater than 10% U.S. owner. When these provisions become effective, depending on the status of a Non-U.S. stockholder and the status of the intermediaries through which they hold their shares, Non-U.S. stockholders could be subject to this 30% withholding tax with respect to distributions on their shares and proceeds from the sale of their shares. Under certain circumstances, a Non-U.S. stockholder might be eligible for refunds or credits of such taxes.

An investment in shares by a non-U.S. person may also be subject to U.S. estate tax. Non-U.S. persons should consult their tax advisors with respect to the U.S. federal income tax and withholding tax, U.S. estate tax and state, local and foreign tax consequences of an investment in the shares of our common stock.

UNDERWRITING

Under the terms and subject to the conditions contained in the underwriting agreement dated the date of this prospectus, the underwriters named below, for whom Keefe, Bruyette & Woods, Inc., and JMP Securities LLC are acting as representatives, have severally agreed to purchase, and we have agreed to sell to them, severally, the number of shares of common stock indicated below:

Number
Name	of Shares
Keefe, Bruyette & Woods, Inc.	1,020,000
JMP Securities LLC	680,000
William Blair & Company, L.L.C.	680,000
Janney Montgomery Scott LLC	340,000
Sterne, Agee & Leach, Inc.	408,000
Wunderlich Securities, Inc.	170,000
Sandler O'Neill & Partners, L.P.	102,000

The underwriters and the representatives are collectively referred to as the “underwriters” and the “representatives,” respectively. The underwriters are offering the shares of common stock subject to their acceptance of the shares from us and subject to prior sale. The underwriting agreement provides that the obligations of the several underwriters to pay for and accept delivery of the shares of our common stock offered by this prospectus are subject to the approval of legal matters by their counsel and to certain other conditions. The underwriters are obligated to take and pay for all of the shares of common stock offered by this prospectus if any such shares are taken. However, the underwriters are not required to take or pay for the shares covered by the underwriters’ over-allotment option described below.

We have agreed to indemnify the underwriters against certain liabilities, including liabilities under the Securities Act, or to contribute to payments the underwriters may be required to make in respect of those liabilities.

Overallotment Option

The underwriters have been granted an option, exercisable for 30 days from the date of this prospectus, to purchase up to an aggregate of 433,333 additional shares of our common stock at the public offering price listed on the cover page of this prospectus, less underwriting discounts and commissions. The underwriters may exercise this option solely for the purpose of covering over-allotments, if any, made in connection with the offering of the shares of our common stock offered by this prospectus. To the extent the option is exercised, each underwriter will become obligated, subject to limited conditions, to purchase approximately the same percentage of the additional shares of our common stock as the number listed next to the underwriter’s name in the preceding table bears to the total number of shares of our common stock listed next to the names of all underwriters in the preceding table.

Underwriting Discounts and Commissions

The underwriters initially propose to offer part of the shares of common stock directly to the public at the public offering price listed on the cover page of this prospectus and part to certain dealers at a price that represents a concession not in excess of $0.54 a share under the public offering price. Any underwriter may allow, and such dealers may reallow, a concession not in excess of $0.10 a share to other underwriters or to certain dealers. After the initial offering of the shares of common stock, the offering price and other selling terms may from time to time be varied by the representatives.

The following table provides information regarding the per share and total underwriting discounts and commissions that we are to pay to the underwriters (including the amount that HCAP Advisors LLC has agreed to pay to the underwriters as a portion of the sales load). HCAP Advisors LLC has agreed to pay to the underwriters a portion of the sales load in the amount of $2.5 million, or $0.7353 per share, for a net sales load payable by us of $0.1647 per share. These amounts are shown assuming both no exercise and full exercise of the underwriters’ option to purchase up to 433,333 additional shares from us.

		Total	Total
	Price per	Without	With
	Share	Over-Allotment	Over-Allotment

Underwriting discounts and commissions payable by us	$0.1647	$560,000	$950,000

We will pay all expenses incident to the offering and sale of shares of our common stock by us in this offering. We estimate that the total expenses of the offering, excluding the underwriting discounts and commissions will be approximately $750,000.  We will pay filing fees incident to, and fees and disbursements of counsel for, the underwriters up to $25,000 (excluding filing fees) in connection with securing any required review by FINRA of the terms of the sale of shares.

Our common stock has been approved for listing on The NASDAQ Capital Market under the symbol “HCAP.”

Lock-Up Agreements

Each of us, our directors, executive officers, our other stockholders who are affiliated with the Company (including such persons who receive shares of common stock in the formation transaction), our investment adviser, and our administrator has agreed that, without the prior written consent of Keefe, Bruyette & Woods, Inc., on behalf of the underwriters, each of us will not, during the period ending 180 days after the date of this prospectus:

•
offer, sell, contract to sell (including any short sale), pledge, hypothecate, establish an open "put equivalent position" within the meaning of Rule 16a-1(h) under the Securities Exchange Act of 1934, as amended, grant any option, right or warrant for the sale of, purchase any option or contract to sell, sell any option or contract to purchase, or otherwise encumber, dispose of or transfer, or grant any rights with respect to, directly or indirectly, any shares of common stock or securities convertible into or exchangeable or exercisable for any shares of common stock, enter into a transaction which would have the same effect; or

•
enter into any swap, hedge or other arrangement that transfers, in whole or in part, any of the economic consequences of ownership of the common stock, whether any such aforementioned transaction is to be settled by delivery of the common stock or such other securities, in cash or otherwise; or

•	publicly disclose the intention to make any such offer, sale, pledge or disposition, or to enter into any such transaction, swap, hedge or other arrangement; or

•
request, make any demand for or exercise any right with respect to, the registration of any common stock or any security convertible into or exercisable or exchangeable for common stock (and such individuals have waived any and all notice requirements and rights with respect to the registration of any such security pursuant to any agreement, understanding or otherwise to which such individual is a party).

The restrictions described in the preceding paragraph do not apply to:

•	any common stock acquired in the open market on or after the date of this prospectus; or

•
the transfer of common stock to a family member or trust for the benefit of the investor or a family member, but provided the transferee agrees in writing prior to such transfer to be bound by the restrictions described above.

Our existing stockholders who are not affiliated with the Company have not agreed to the foregoing, but pursuant to the registration rights agreement, described elsewhere herein, the stockholders may not, directly or indirectly, sell, offer to sell (including, without limitation, any short sale), grant any option or otherwise transfer or dispose of any securities of the Company owned by such investor (other than to donees or partners of the investor who agree to be similarly bound) for 90 days after the day of this prospectus without the prior written consent of Keefe, Bruyette & Woods, Inc.

Pricing of the Offering

Prior to this offering, there has been no public market for the shares of our common stock. The initial public offering price will be determined by negotiations between us and the representatives of the underwriters. Among the factors to be considered in determining the initial public offering price will be our future prospects and our industry in general, sales, earnings and certain other financial and operating information in recent periods, and the price-earnings ratios, market prices of securities and financial and operating information of companies engaged in activities similar to ours.

Price Stabilization, Short Positions and Penalty Bids

In order to facilitate the offering of our common stock, the underwriters may engage in transactions that stabilize, maintain or otherwise affect the price of our common stock. Specifically, the underwriters may sell more shares than they are obligated to purchase under the underwriting agreement, creating a short position in our common stock for their own account. A short sale is covered if the short position is no greater than the number of shares available for purchase by the underwriters under the over-allotment option. The underwriters can close out a covered short sale by exercising the over-allotment option or purchasing shares in the open market. In determining the source of shares to close out a covered short sale, the underwriters will consider, among other things, the open market price of shares compared to the price available under the over-allotment option. The underwriters may also sell shares in excess of the over-allotment option, creating a naked short position. The underwriters must close out any naked short position by purchasing shares in the open market. A naked short position is more likely to be created if the underwriters are concerned that there may be downward pressure on the price of our common stock in the open market after pricing that could adversely affect investors who purchase in the offering. In addition, in order to cover any over-allotments or to stabilize the price of our common stock, the underwriters may bid for, and purchase, shares of our common stock in the open market. Finally, the underwriting syndicate may also reclaim selling concessions allowed to an underwriter or a dealer for distributing our common stock in the offering, if the syndicate repurchases previously distributed shares of our common stock to cover syndicate short positions or to stabilize the price of the common stock. Any of these activities may stabilize or maintain the market price of our common stock above independent market levels. The underwriters are not required to engage in these activities, and may end any of these activities at any time.

Additional Underwriting Compensation

There are no agreements between us and the underwriters or any of their affiliates other than as described herein.

Other Relationships

The underwriters and their respective affiliates are full service financial institutions engaged in various activities, which may include securities trading, commercial and investment banking, financial advisory, investment management, investment research, principal investment, hedging, financing and brokerage activities. Certain of the underwriters and their respective affiliates may perform various financial advisory and investment banking services for us, for which they received or will receive customary fees and expenses. The underwriters and their respective affiliates may also make investment recommendations and/or publish or express independent research views in respect of such securities or instruments and may at any time hold, or recommend to clients that they acquire, long and/or short positions in such securities and instruments. Certain of the net proceeds from the sale of our common stock, not including underwriting compensation, are expected to be paid to affiliates of JMP Securities LLC in connection with the repayment of debt owed under our existing secured revolving credit facility. As a result, JMP Securities LLC and/or its affiliates may receive more than 5% of the net proceeds of this offering, not including underwriting compensation.

Keefe, Bruyette & Woods, Inc. is expected to perform due diligence investigations and review and participate in the preparation of the registration statement of which this prospectus forms a part. JMP Securities LLC currently does not intend on engaging in market making transactions for the common stock of Harvest Capital Credit Corporation in the after-market.

The underwriters and/or their affiliates from time to time provide and may in the future provide investment banking, commercial banking and financial advisory services to us, for which they have received and may receive customary compensation.

The principal business address of Keefe, Bruyette & Woods, Inc. is 787 Seventh Avenue, New York, NY 10019, and JMP Securities LLC is Attn: Prospectus Department, 600 Montgomery Street, 10th Floor, San Francisco, California 94111.

CUSTODIAN, TRANSFER AGENT, DIVIDEND PAYING AGENT AND REGISTRAR

Our securities are held by U.S. Bank, N.A. (“U.S. Bank”), which we refer to as our custodian, pursuant to a custodian services agreement. The principal business address of U.S. Bank is 190 S. LaSalle Street, 10th Floor, Chicago, IL  60603.  American Stock Transfer & Trust Company, LLC (“American Stock Transfer”), will act as our transfer agent, dividend paying agent and registrar pursuant to a transfer agency agreement. The principal business address of American Stock Transfer is 6201 15th Avenue, Brooklyn, NY  11219.

BROKERAGE ALLOCATIONS AND OTHER PRACTICES

Since we will generally acquire and dispose of our investments in privately negotiated transactions, we will infrequently use brokers in the normal course of our business. Subject to policies established by our board of directors, our investment adviser will be primarily responsible for the execution of the publicly traded securities portion of our portfolio transactions and the allocation of brokerage commissions. Our investment adviser does not expect to execute transactions through any particular broker or dealer, but will seek to obtain the best net results for us, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While our investment adviser generally will seek reasonably competitive trade execution costs, we will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, our investment adviser may select a broker based partly upon brokerage or research services provided to it and us and any other clients. In return for such services, we may pay a higher commission than other brokers would charge if our investment adviser determines in good faith that such commission is reasonable in relation to the services provided.

LEGAL MATTERS

Certain legal matters in connection with the common shares will be passed upon for us by Sutherland Asbill & Brennan LLP, Washington, D.C., and for the underwriters by Clifford Chance US LLP, New York, New York.

EXPERTS

The financial statements as of December 31, 2012 and for the year then ended, and as of December 31, 2011 and for the period from September 6, 2011 (Commencement of Operations) to December 31, 2011 included in this prospectus have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

PRIVACY PRINCIPLES

We are committed to maintaining the privacy of stockholders and to safeguarding our non-public personal information. The following information is provided to help you understand what personal information we collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, we do not receive any nonpublic personal information relating to our stockholders, although certain nonpublic personal information of our stockholders may become available to us. We do not disclose any nonpublic personal information about our stockholders or former stockholders to anyone, except as permitted by law or as is necessary in order to service stockholder accounts (for example, to a transfer agent or third party administrator).

We restrict access to nonpublic personal information about our stockholders to our investment adviser’s employees with a legitimate business need for the information. We maintain physical, electronic and procedural safeguards designed to protect the nonpublic personal information of our stockholders.

WHERE YOU CAN FIND MORE INFORMATION

We have filed a registration statement with the SEC on Form N-2, together with all amendments and related exhibits, under the Securities Act relating to the shares of common stock we are offering pursuant to this prospectus. This prospectus does not contain all of the information set forth in the registration statement, including any exhibits and schedules it may contain. For further information concerning us or the shares we are offering, please refer to the registration statement. Statements contained in this prospectus as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of any contract or other document filed as an exhibit to the registration statement. Each statement is qualified in all respects by this reference.

Upon the completion of this offering, we will file with or submit to the SEC annual, quarterly and current periodic reports, proxy statements and other information meeting the informational requirements of the Securities Exchange Act of 1934. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement of which this prospectus forms a part and the related exhibits and schedules, at the Public Reference Room of the SEC at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov , or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549-0102. This information will also be available free of charge by contacting us at 450 Park Avenue, Suite 500, New York, New York 10022, or by telephone at (212) 906-3500. In addition, the SEC maintains an Internet website that contains reports, proxy and information statements and other information filed electronically by us with the SEC at http://www.sec.gov.

INDEX TO FINANCIAL STATEMENTS

Page
Audited Financial Statements
Report of Independent Registered Public Accounting Firm	F-2
Statements of Assets and Liabilities as of December 31, 2012 and December 31, 2011	F-3
Statements of Operations for the year ended December 31, 2012 and for the period from September 6, 2011 (Commencement of Operations) through December 31, 2011	F-4
Statements of Changes in Net Assets for the year ended December 31, 2012 and for the period from September 6, 2011 (Commencement of Operations) through December 31, 2011	F-5
Statements of Cash Flows for the year ended December 31, 2012 and for the period from September 6, 2011 (Commencement of Operations) through December 31, 2011	F-6
Schedule of Investments as of December 31, 2012 and December 31, 2011	F-7
Notes to Financial Statements	F-9

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of Harvest Capital Credit LLC:

In our opinion, the accompanying statements of assets and liabilities, including the schedule of investments, and the related statements of operations, changes in net assets and cash flows, present fairly, in all material respects, the financial position of Harvest Capital Credit LLC (the "Company") at December 31, 2012 and December 31, 2011, and the results of its operations and its cash flows for the year ended December 31, 2012 and for the period from September 6, 2011 (commencement of operations) to December 31, 2011 in conformity with accounting principles generally accepted in the United States of America.  In addition, in our opinion, the financial statement schedule appearing under Item 25(2)(n.3) presents fairly, in all material respects, the information set forth therein when read in conjunction with the related financial statements.  These financial statements and financial statement schedule are the responsibility of the Company's management.  Our responsibility is to express an opinion on these financial statements and financial statement schedule based on our audits.  We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.  Our procedures included confirmation of securities at December 31, 2012 by correspondence with the issuer, and where replies were not received, we performed other auditing procedures.  We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note 1, these financial statements reflect the Company's adoption of the accounting, presentation and disclosure requirements applicable to investment companies.

/s/ PricewaterhouseCoopers LLP

San Francisco, California
March 25, 2013

Harvest Capital Credit LLC
Statements of Assets and Liabilities

	December 31, 2012	December 31, 2011

ASSETS:
Investments, at fair value:
Affiliate investments (cost of $1,514,642 and $0, respectively)	$1,514,642	$-
Non-control/non-affiliate investments (cost of $37,092,784 and $7,715,499, respectively)	37,419,638	7,692,100
Equity/warrants in affiliate investments (cost of $401,514 and $0, respectively)	401,514	-
Equity/warrants in non-control/non-affiliate investments (cost of $544,774 and $0, respectively)	2,175,524	-
Total investments at fair value	41,511,318	7,692,100

Cash	7,639,801	2,756,475
Interest receivable	166,592	143,806
Deferred financing costs	180,786	245,231
Other assets	246,541	-
Total assets	$49,745,038	$10,837,612

LIABILITIES:
Revolving line of credit - related party	$28,226,666	$4,686,666
Accrued interest payable - related party	304,293	97,507
Accounts payable and accrued expenses	1,231,006	200,870
Distribution payable	-	91,545
Other liabilities	15,971	2,561
Total liabilities	29,777,936	5,079,149

Commitments and contingencies (Note 9)

Mezzanine equity	160,775	50,400

NET ASSETS:
Common units, 10,000,000 units authorized, and 1,182,940 and 401,183 issued and outstanding, respectively	17,266,955	5,772,936
Capital in excess of common units	254,677	50,071
Net realized gains on investments	327,091	-
Net unrealized appreciation (depreciation) on investments	1,957,604	(23,399)
Distributions in excess of investment income	-	(91,545)
Total net assets	19,806,327	5,708,063
Total liabilities and net assets	$49,745,038	$10,837,612

See accompanying notes to audited financial statements.

Harvest Capital Credit LLC

Statements of Operations

	Year Ended December 31, 2012	September 6, 2011 (commencement of operations) through December 31, 2011

Investment Income:
Interest:
Cash - non-control/non-affiliate investments	$3,085,586	$196,767
PIK - non-control/non-affiliate investments	502,056	22,944
Fee amortization	185,268	10,056
Total interest income	3,772,910	229,767
Other income	40,000	-
Total investment income	3,812,910	229,767

Expenses:
Interest expense - revolving line of credit	848,583	81,381
Interest expense - unused line of credit	89,198	33,900
Interest expense - deferred financing costs	36,588	11,510
Total interest expense	974,369	126,791

General and administrative	167,540	252,871
Base management fees	228,024	12,863
Incentive management fees	921,713	-
Administrative services expense	142,500	15,000
Total expenses	2,434,146	407,525

Net investment income (loss)	1,378,764	(177,758)

Net realized gains on investments	327,091	-
Net increase (decrease) in unrealized appreciation (depreciation) on investments	1,981,004	(23,399)
Total net realized and unrealized gain (loss) on investments	2,308,095	(23,399)

Net increase (decrease) in net assets resulting from operations	$3,686,859	$(201,157)

Net investment income (loss) per unit (basic)	$1.58	$(0.91)
Net investment income (loss) per unit (diluted)	$1.53	$(0.91)
Net increase (decrease) in net assets resulting from operations per unit (basic)	$4.22	$(1.03)
Net increase (decrease) in net assets resulting from operations per unit (diluted)	$4.10	$(1.03)
Dividends declared per common unit	$1.24	$0.375
Weighted average units outstanding (basic)	873,790	194,476
Weighted average units outstanding (diluted)	899,334	194,476

See accompanying notes to audited financial statements.

Harvest Capital Credit LLC
Statements of Changes in Net Assets

	Year Ended December 31, 2012	September 6, 2011 (commencement of operations) through December 31, 2011

Increase in net assets from operations:
Net investment income (loss)	$1,378,764	$(177,758)
Net realized gains on investments	327,091	-
Net change in unrealized appreciation (depreciation) on investments	1,981,004	(23,399)
Net increase in net assets resulting from operations	3,686,859	(201,157)

Distributions to unit holders	(1,082,614)	(91,545)

Capital unit transactions:
Issuance of common units (net of offering costs and sales commissions of $225,865 and $44,389 for 2012 and 2011, respectively)	11,494,019	5,772,936
Net increase in net assets from capital unit transactions	11,494,019	5,772,936

Additional capital contributions	-	227,829

Total increase in net assets	14,098,264	5,708,063
Net assets at beginning of period	5,708,063	-

Net assets at end of period (including over distributed net investment income of $0 and $91,545, respectively)	$19,806,327	$5,708,063

Capital unit activity (common units):
Units sold	774,405	397,719
Net increase in capital unit activity (common units)	774,405	397,719

Capital unit activity (mezzanine equity):
Units sold	7,352	3,464
Net increase in capital unit activity (mezzanine equity)	7,352	3,464

See accompanying notes to audited financial statements.

Harvest Capital Credit LLC
Statements of Cash Flows

	Year Ended December 31, 2012	September 6, 2011 (commencement of operations) through December 31, 2011

Cash flows from operating activities:
Net increase (decrease) in net assets resulting from operations	$3,686,859	$(201,157)
Adjustments to reconcile net increase in net assets resulting from operations to net cash (used) provided by operating activities:
Paid in kind income	(502,056)	(22,944)
Realized appreciation of investments	(327,091)	-
Net unrealized (appreciation) depreciation of investments	(1,981,004)	23,399
Accretion of deferred loan fees	(156,788)	(7,555)
Purchase of investments	(36,980,576)	(7,685,000)
Proceeds from principal payments	6,128,297	-
Capital contribution from parent	-	227,829
Changes in operating assets and liabilities
Amortization of deferred debt issuance costs	36,588	11,511
Amortization of deferred equity costs	44,429	13,863
Increase in interest receivable	(22,786)	(143,806)
Increase in other assets	(246,541)	-
Increase in accrued interest payable	206,786	97,507
Increase in accounts payable and other liabilities	1,043,546	203,431

Net cash used in operating activities	(29,070,337)	(7,482,922)

Cash flows from financing activities:
Borrowings on revolving credit facility	33,440,000	5,186,666
Repayment of borrowings on revolving credit facility	(9,900,000)	(500,000)
Contributions of common members	11,494,019	5,772,936
Issuance of mezzanine units	110,375	50,400
Return of capital	(91,545)	-
Distributions to members	(1,082,614)	-
Payment of deferred financing costs	(16,572)	(270,605)

Net cash provided by financing activities	33,953,663	10,239,397

Net increase in cash and cash equivalents	4,883,326	2,756,475

Cash at beginning of period	2,756,475	-

Cash at end of period	$7,639,801	$2,756,475

Supplemental disclosures of cash flow information:
Cash paid during the period for interest	$737,299	$17,773

Non-cash financing activities:
Distributions declared to common members	$-	$91,545

See accompanying notes to audited financial statements.

Harvest Capital Credit LLC
  Schedule of Investments
(as of December 31, 2012)

Portfolio Company	Investment (1)	Origination Date	Outstanding Principal	Cost	Fair Value

Investments in Affiliated Portfolio Companies

Seafood Product Preparation and Packaging

Solex (9.7%)*	Senior Secured Term Loan, due 12/28/2016	12/31/2012	$1,700,000	$1,514,642	$1,514,642
	(15.79%; LIBOR + 12.50% Cash/3.29% PIK)

	Common Equity			250,000	250,000
	(6.34% of fully diluted common equity)

	Common Equity Warrants			151,514	151,514
	(6.4% of fully diluted common equity)

Total Investments in Affiliated Portfolio Companies				1,916,156	1,916,156

Investments in Non-controlled, Non-affiliated Portfolio Companies

Hand Tool Manufacturing

Rostra Tool Company (23.8%)*	Junior Secured Subordinated Debt, due 12/15/2014	2/1/2012	4,540,116	4,454,880	4,454,880
	(Greater of 17.00%; 13.00% Cash/4.00% PIK or LIBOR + 13.50%
	LIBOR + 9.50% Cash/4.00% PIK)

	Common Equity Warrants			-	268,000
	(14.99% of fully diluted common equity)

Heavy and Civil Engineering and Construction

LNB Construction, Inc. (23.4%)*	Junior Secured Subordinated Debt, due 11/30/2014	8/21/2012	3,436,199	3,196,867	3,196,867
	(20.00%; 17.00% Cash/3.00% PIK)

	Options to Purchase Common Equity			193,750	1,434,000
	(16.5% of fully diluted common equity)

Industrial Fluid Filtration Services

CRS Reprocessing, LLC (14.9%)*	Senior Secured Term Loan, due 11/02/2015	11/1/2012	3,015,251	2,957,624	2,957,624
	(15.00%, 12.00% Cash/3.00% PIK)

Industrial Machinery Manufacturing

Douglas Machines Corp. (21.3%)*	Junior Secured Subordinated Debt, due 4/6/2017	4/6/2012	4,110,032	3,997,810	4,110,032
	(16.00%; 12.50% Cash/3.50% PIK)

	Common Equity Warrants			12,500	104,000
	(2.0% of fully diluted common equity)

Motor Vehicle Metal Stamping

JD Norman Industries, Inc. (20.7%)* (2)	Junior Secured Subordinated Debt, due 10/31/16	11/3/2011	4,168,369	4,100,488	4,100,488
	(19.00%; 12.50% Cash/6.50% PIK)

Novelty Shops

Peekay Acquisition, LLC (Christals) (9.0%)*	Senior Secured Term Loan, due 12/27/2015	12/31/2012	2,000,000	1,678,500	1,678,500
	(18.00%; 15.00% Cash/3.00% Accommodation Fee)

	Common Equity Warrants (Christals Acquisition, LLC)			35,000	35,000
	(2.0% of fully diluted common equity)

	Common Equity Warrants (Christals Parent, LLC)			70,000	70,000
	(4.0% of fully diluted common equity)

Other Nondepository Credit Intermediation

WBL SPE I, LLC (4.7%)*	Senior Secured Term Loan, due 12/28/2015	12/28/2012	1,000,000	940,000	940,000
	(18.00% Cash)

Pawn Retail Outlets

Pawn Plus, Inc. (19.0%)*	Senior Secured Term Loan, due 12/31/2016	12/31/2012	3,900,000	3,630,193	3,630,193
	(Greater of 17.00%; 15.00% Cash/2.00% PIK or LIBOR + 14.50%;
	LIBOR + 12.50% Cash/2.00% PIK)

	Common Equity Warrants			133,524	133,524
	(3.9% of fully diluted common equity)

Pharmaceutical Merchant Wholesaler

Insight Pharmaceuticals, LLC (7.9%)*	Junior Secured Term Loan, due 08/25/2017	9/14/2011	1,544,828	1,533,109	1,560,276
	(13.25%; LIBOR + 11.75% with 1.50% LIBOR floor)

Safety Consulting Services

Safety Services Acquisition Corp. (28.1%)*	Junior Secured Subordinated Debt, due 7/5/2017	4/5/2012	5,433,000	5,353,111	5,433,000
	(15.0%; 12.50% Cash/2.50% PIK)

	Common Equity			100,000	131,000
	(0.65% of fully diluted common equity)

Software Publishing

Blackboard Inc. (9.7%)*	Junior Secured Term Loan, due 04/04/2019	11/8/2011	2,000,000	1,819,424	1,927,000
	(11.50%; LIBOR + 10.00% with 1.50% LIBOR floor)

Optimal Blue (17.3%)*	Junior Secured Subordinated Debt, due 03/28/2018	12/28/2012	3,500,000	3,430,778	3,430,778
	(14.50%; 12.50% Cash/2.00% PIK)

Total Investments in Non-controlled, Non-affiliated Portfolio Companies				37,637,558	39,595,162

Total Investments as of December 31, 2012 (209.6%)*				$39,553,714	$41,511,318

* Value as a percent of net assets
(1)
All debt investments are income producing.  Common equity and all warrants are non-income producing. All of our investments other than LNB Construction, Inc., are qualifying assets for purposes of Section 55(a) of the 1940 Act.

(2)
JD Norman Industries, Inc., was in default of a financial covenant as of December 31, 2012 resulting in the accrual of interest at the default rate, which is presented above.  The non-default interest rate is 16.00% (12.50% Cash/3.50% PIK).  As of December 31, 2012, however, the company was performing and was held on accrual status.

See accompanying notes to audited financial statements.

Harvest Capital Credit, LLC
Schedule of Investments
(as of December 31, 2011)

Portfolio Company	Investment (1)	Origination Date	Outstanding Principal	Cost	Fair Value

Investments in Non-controlled, Non-affiliated Portfolio Companies

Motor Vehicle Metal Stamping

JD Norman Industries, Inc. (68.4%)*	Junior Secured Subordinated Debt, due 10/31/16	11/3/2011	4,000,000	3,927,353	3,902,100
	(16.00%; 12.50% Cash/3.50% PIK)

Pharmaceutical Merchant Wholesaler

Insight Pharmaceuticals, LLC (34.9%)*	Junior Secured Term Loan, due 08/25/2017	9/14/2011	2,000,000	1,985,556	1,990,000
	(13.25%; LIBOR + 11.75% with 1.50% LIBOR floor)

Software Publishing

Blackboard Inc. (31.5%)*	Junior Secured Term Loan, due 04/04/2019	11/8/2011
	(11.50%; LIBOR + 10.00% with 1.50% LIBOR floor)		2,000,000	1,802,590	1,800,000

Investments in Non-controlled, Non-affiliated Portfolio Companies				7,715,499	7,692,100

Total Investments as of December 31, 2011 (134.8%)*				$7,715,499	$7,692,100

* Value as a percent of net assets
(1)     All debt investments are income producing.
See accompanying notes to audited financial statements.

Note 1.	Organization

Harvest Capital Credit (the "Company" or "HCC") was organized on February 7, 2011 as a limited liability company in the state of Delaware. HCC is an externally-managed specialty finance company whose objective is to generate both current income and capital appreciation primarily by making direct investments in the form of subordinated debt and, to a lesser extent, senior debt and minority equity investments in privately-held U.S. small to mid-size companies.

Change in Accounting Principle

In connection with HCC’s decision to register with the SEC and be regulated as a Business Development Company (“BDC”) under the Investment Company Act of 1940 ("the 1940 Act"), HCC is required to apply Investment Company accounting, presentation and disclosure.  Accordingly, effective September 30, 2012, HCC adopted retrospectively the accounting, presentation and disclosure requirements applicable to investment companies.  As such, the financial statements as of December 31, 2011 and for the period from September 6, 2011 through December 31, 2011 have been recast to reflect this required accounting change.

The effect of the accounting change on net asset value (“NAV”) and net income is detailed in the table below:

	As of December 31, 2011
	NAV	Per Unit

As revised	$5,708,063	$14.23
Originally presented	$5,515,462	$13.75

Difference	$192,601	$0.48

	For the Period from September 6, 2011 through December 31, 2011
	Net Income	Per Unit

As revised	$(201,157)	$(1.03)
Originally presented	$(393,758)	$(2.02)

Difference	$192,601	$0.99

	As of December 31, 2011
As revised	Investments, at fair value	$7,692,100
Originally presented	Loans, at net amortized cost	$7,499,499

Difference		$192,601

Note 2.	Summary of Significant Accounting Policies

Basis of Financial Statement Presentation

The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America and in accordance with the rules and regulations of the SEC.

In preparing the financial statements in accordance with generally accepted accounting principles, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosures of contingent assets and liabilities, as of the date of the statement of assets and liabilities and income and expenses for the period. Actual results could differ from those estimates.

Cash and Cash Equivalents

Cash and cash equivalents as presented in the statement of assets and liabilities and the statement of cash flows include bank checking accounts and short term securities with an original maturity of less than 90 days.

Investments and Related Investment Revenue and Expense

All related revenue and expenses attributable to these transactions are reflected on the statement of operations commencing on the settlement date unless otherwise specified by the transaction documents.

The Company accrues interest income if it expects that ultimately it will be able to collect it.  Generally, when an interest payment default occurs on a loan in the portfolio, or if management otherwise believes that the issuer of the loan will not be able to service the loan and other obligations, the Company will place the loan on non-accrual status and will cease recognizing interest income on that loan until all principal and interest is current through payment or until a restructuring occurs, such that the interest income is deemed collectible.

However, the Company remains contractually entitled to this interest.  The Company may make exceptions to this policy if the loan has sufficient collateral value and is in the process of collection and the amount of uncollectible interest can be reasonably estimated.

For loans with contractual PIK (payment-in-kind) interest income, which represents contractual interest accrued and added to the loan balance that generally becomes due at maturity, we will not accrue PIK interest if the portfolio company valuation indicates that such PIK interest is not collectible. Loan origination fees - net of direct loan origination costs, original issue discounts that initially represent the value of detachable equity warrants obtained in conjunction with the acquisition of debt securities and market discounts or premiums are accreted or amortized using the effective interest method as interest income over the contractual life of the loan. Upon the prepayment of a loan or debt security, any unamortized net loan origination fee will be recorded as interest income. Loan exit fees that are contractually required to be paid at the termination or maturity of the loan will be accreted to interest income over the contractual term of the loan. We suspend the accretion of interest income for any loans or debt securities placed on non-accrual status. We may also collect other prepayment premiums on loans. These prepayment premiums are recorded as interest income. Dividend income, if any, will be recognized on the ex-dividend date.

Certain expenses related to legal and tax consultation, due diligence, rating fees, valuation expenses and independent collateral appraisals may arise when the Company makes certain investments. To the extent that such costs are not classified as direct loan origination costs, these expenses are recognized in the statement of operations as they are incurred.

Net Realized Gains or Losses and Net Change in Unrealized Appreciation or Depreciation

Realized gains and losses in investments are calculated using the specific identification method. We  measure realized gains or losses as the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment, without regard to unrealized appreciation or depreciation previously recognized, but considering unamortized upfront fees and exit fees. Net change in unrealized appreciation or depreciation reflects the change in portfolio investment values during the reporting period, including any reversal of previously recorded unrealized appreciation or depreciation, when gains or losses are realized.

Classification of Investments

We classify our investments by level of control.  As defined in the 1940 Act, control investments are those where there is the ability or power to exercise a controlling influence over the management or policies of a company.  Control is generally deemed to exist when a company or individual possesses or has the right to acquire within 60 days or less, a beneficial ownership of 25% or more of the voting securities of an investee company.  Affiliated investments and affiliated companies are defined by a lesser degree of influence and are deemed to exist through the possession outright or via the right to acquire within 60 days or less, beneficial ownership of 5% or more, but less than 25%, of the outstanding voting securities of another person.  Twelve of the Company’s investments are classified as non-control/non-affiliated investments as of December 31, 2012 and all of the Company’s investments are classified as non-control/ non- affiliated investments as of December 31, 2011.  One of the Company’s investments is classified as affiliated as of December 31, 2012.  The company did not have any affiliated investments as of December 31, 2011.

Valuation of Investments

Valuation analyses of the Company’s investments are performed on a quarterly basis pursuant to the Financial Accounting Standards Codification (“ASC”) 820, Fair Value Measurements.  ASC 820 defines fair value, establishes a framework for measuring fair value in accordance with applicable accounting guidance and expands disclosure of fair value measurements.

Pursuant to ASC 820, the valuation standard used to measure the value of each investment is fair value defined as, “the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.”  Investments are recorded at their fair value at each quarter end (the measurement date).

Fair Value Investment Hierarchy

Accounting standards establish a fair value hierarchy which requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value.  The standard describes three levels of inputs that may be used to measure fair value:

Level 1	Quoted prices (unadjusted) for identical assets or liabilities in active public markets that the entity has the ability to access as of the measurement date.

Level 2
Significant other observable inputs other than Level 1 prices such as quoted prices for similar assets or liabilities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data.

Level 3	Significant unobservable inputs that reflect a reporting entity’s own assumptions about what market participants would use in pricing an asset or liability.

Valuation Process

Investments are measured at fair value as determined in good faith by our investment committee, and ultimately approved by our board of directors, based on, among other factors, consistently applied valuation procedures on each measurement date.

The Company engages an independent external valuation firm to review all material investments, at least annually.  This external review is used as a key input by the investment committee in comparison with the Company’s internal valuation of each investment over the year.

The board of directors undertakes a multi-step valuation process at each measurement date.

•	Our valuation process begins with each investment valued by the investment professionals of our investment adviser responsible for the investment.

•	Preliminary valuation conclusions are documented and discussed with our senior management and our investment adviser.

•	Our board of directors reviews and discusses the preliminary valuations.

•	At least once annually, the valuation for each portfolio investment is reviewed by the independent valuation firm.

•
The board of directors discusses valuations and determines the fair value of each investment in our portfolio in good faith, based upon the input of our senior management, our investment adviser, and the independent valuation firm.

Valuation Methodology

The following section describes the valuation methods and techniques used to measure the fair value of the investments.

Fair value for each investment will be derived using a combination of valuation methodologies that, in the judgment of our investment committee are most relevant to such investment, including, without limitation, being based on one or more of the following: (i) market prices obtained from market makers for which the investment committee has deemed there to be enough breadth (number of quotes) and depth to be indicative of fair value (ii) the price paid or realized in a completed transaction or binding offer received in an arms-length transaction, (iii) market approach (enterprise value), (iv) income approach (discounted cash flow analysis) or the (v) bond yield approach.

The valuation methods selected for a particular investment are based on the circumstances and on the level of sufficient data available to measure fair value.  If more than one valuation method is used to measure fair value, the results are evaluated and weighted, as appropriate, considering the reasonableness of the range indicated by those results.  A fair value measurement is the point within that range that is most representative of fair value in the circumstances.

The determination of fair value using the selected methodologies takes into consideration a range of factors including, but not limited to, the price at which the investment was acquired, the nature of the investment, local market conditions, trading values on public and private exchanges for comparable securities, current and projected operating performance and financing transactions subsequent to the acquisition of the investment, compliance with agreed upon terms and covenants, and assessment of credit ratings of an underlying borrower.

In most cases we use the bond yield approach for valuing our level 3 debt investments, as long as we deem this method appropriate.  This approach entails analyzing the interest rate spreads for recently completed financing transactions which are similar in nature to ours by companies that are similar to us, in order to assess what the range of effective market interest rates would be for our investment if it were being made on or near the valuation date.  Then all of the remaining expected cash flows of the investment are discounted using this range of interest rates to determine a range of fair values for the debt investment.

The fair value of equity securities, including warrants, in portfolio companies often times considers the market approach which applies market valuation multiples of publicly-traded firms or recently acquired private firms engaged in businesses similar to those of the portfolio companies.  This approach to determining the fair value of a portfolio company’s equity security will typically involve: (1) applying to the portfolio company’s trailing twelve month EBITDA a range of enterprise value to EBITDA multiples that are derived from an analysis of comparable companies, in order to arrive at a range of enterprise values for the portfolio company; then (2) subtracting from the range of enterprise values balances of any debt or equity securities that rank senior to our equity securities; and (3) multiplying the range of equity values by the Company’s ownership share of such equity to determine a range of fair values for the Company’s equity investment.

We also use the income approach which discounts a portfolio company’s expected future cash flows to determine its net present enterprise value.  The discount rate used is based upon the company’s weighted average cost of capital, which is determined by blending the cost of the company’s various debt instruments and its estimated cost of equity capital.  The cost of equity capital is estimated based upon our market knowledge and discussions with private equity sponsors.

These valuation methodologies involve a significant degree of judgment.  As it relates to investments which do not have an active public market, there is no single standard for determining the estimated fair value.  Valuations of privately held investments are inherently uncertain, and they may fluctuate over short periods of time and may be based on estimates.  The determination of fair value may differ materially from the values that would have been used if a ready market for these investments existed.  In some cases, fair value of such investments is best expressed as a range of values derived utilizing different methodologies from which a single estimate may then be determined.

Consequently, fair value for each investment may be derived using a combination of valuation methodologies that, in the judgment of the investment professionals, are most relevant to such investment.  The selected valuation methodologies for a particular investment are consistently applied on each measurement date.  However, a change in a valuation methodology or its application from one measurement date to another is possible if the change results in a measurement that is equally or more representative of fair value in the circumstances.

Capital Gains Incentive Fee

Under GAAP, the Company calculates the incentive fee as if the Company had realized all assets at their fair values and liabilities at their settlement amounts as of the reporting date. Accordingly, the Company accrues a provisional incentive fee taking into account any unrealized gains or losses. As the provisional incentive fee is subject to the performance of investments until there is a realization event, the amount or provisional incentive fee accrued at a reporting date may vary from incentive that is ultimately realized and the differences could be material.

Deferred Financing Costs

Deferred financing costs are made up of deferred debt issuance costs and deferred equity offering costs.  The deferred debt issuance costs consist of fees and other direct costs incurred by the Company in obtaining debt financing from its lender and are recognized as assets and are amortized as interest expense over the term of the credit facility. The deferred equity offering costs consist of legal fees and other costs incurred by the Company in conjunction with raising external capital and are recognized as an asset and recorded as a reduction to contributed capital when the Company raises equity.  The balance of deferred financing costs as of December 31, 2012 and December 31, 2011 was $180,786, of which $132,119 relates to deferred debt issuance costs and $48,667 relates to deferred equity offering costs, and $245,231, of which $168,707 relates to deferred debt issuance costs and $76,524 relates to deferred equity offering costs, respectively. The amortization expense relating to deferred debt issuance costs during the year ended December 31, 2012 and the period from September 6, 2011 through December 31, 2011 was $36,588 and $11,510, respectively.  The amortization expense relating to the deferred equity offering costs during the year ended December 31, 2012 and the period from September 6, 2011 through December 31, 2011 was $44,429 and $13,863, respectively.

Income Taxes

The Company is a treated as a partnership for federal and state income tax purposes and does not incur income taxes. Accordingly, no provision for income taxes has been made in the accompanying financial statements, as each member is individually responsible for reporting income or loss, to the extent required by federal income tax laws and regulations, based upon its respective share of the Company’s revenues and expenses as reported for income tax purposes.  Upon its conversion to a corporation and election to be treated as a business development company, the Company intends to elect to be treated, and intends to qualify annually thereafter, as a RIC under Subchapter M of the Code.  To obtain RIC tax benefits, the Company must distribute at least 90% of ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, out of the assets legally available for distribution.  In order to avoid certain excise taxes imposed on RICs, the Company currently intends to distribute during each calendar year an amount at least equal to the sum of (1) 98% of ordinary income for the calendar year, (2) 98.2% of capital gains in excess of capital losses and (3) any ordinary income and net capital gains for preceding years that were not distributed during such years and on which the Company paid no U.S. federal income tax.

The Company’s tax returns are subject to examination by federal, state and local taxing authorities.  Because many types of transactions are susceptible to varying interpretations under federal and state income tax laws and regulations, the amounts reported in the accompanying financial statements may be subject to change at a later date by the respective taxing authorities.  The Company recognizes the financial statement benefit of a tax position following an audit.  For tax positions meeting the more-likely-than-not threshold, the amount recognized in the financial statements is the largest benefit that has a greater than 50% likelihood of being realized upon ultimate settlement with the relevant tax authority.  Penalties or interest that may be assessed related to any income taxes would be classified as other operating expenses in the financial statements. Based on an analysis of our tax position, there are no uncertain tax positions that met the recognition or measurement criteria. The Company has no amounts accrued for interest or penalties on December 31, 2012. The Company is currently not undergoing any tax examinations. The Company does not anticipate any significant increase or decrease in unrecognized tax benefits for the next twelve months. The 2011 federal tax year for the Company remains subject to examination by the IRS. The 2011 state tax year for the Company remains subject to examination by the California Franchise Tax Board.

Recent Accounting Pronouncements

In May 2011, the Financial Accounting Standards Board (“FASB) issued Accounting Standards Update No. 2011-04, Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”).  This guidance represents the converged guidance of the FASB and the International Accounting Boards, or collectively, the Accounting Boards, on fair value measurement.  The collective efforts of the Accounting Boards reflected in this guidance have resulted in common requirements for measuring fair value and for disclosing information about fair value measurements, including a consistent meaning of the term “fair value” and enhanced disclosure requirements for investments that do not have readily determinable fair values.  The Accounting Boards have concluded the common requirements will result in greater comparability of fair value measurements presented and disclosed in financial statements prepared in accordance with GAAP and IFRS.  The amendments to the FASB codification in this guidance are to be applied prospectively.  The Company adopted this guidance as of January 1, 2012, and the disclosures are included in Note 7.

Note 3.	Borrowings

The Company entered into a 6 year, $30.0 million credit facility on August 24, 2011 with JMP Group, the parent company of Harvest Capital Strategies, LLC. The credit facility has a two year revolving period with maximum outstanding amounts that began at $20 million and increased at a rate of $2.5 million per quarter until the limit hit $30.0 million in July 2012. The maximum amount outstanding is also limited by a covenant which restricts borrowings to be less than 2.0 times the Net Tangible Asset Value of the Company. At the end of the two year revolving period the outstanding balance will amortize evenly at 5% over the following 16 consecutive quarters with the final 20% due at maturity in August 2017. The credit facility carries an interest rate of LIBOR + 7.00%, with a LIBOR floor of 1.50%, or the Prime rate plus 4.75%.  The credit facility also has an unused line fee of 0.50% per year.  The Company paid an origination fee of 50 basis points or $150.0 thousand at closing. The outstanding balance on the facility was $28.2 million and $4.7 million as of December 31, 2012 and December 31, 2011, respectively.

Debt Maturities

The contractual obligations under the revolving credit facility as of December 31, 2012 and December 31, 2011 were as follows:

	As of December 31, 2012	As of December 31, 2011

2013	$1,411,333	$234,333
2014	5,645,333	937,333
2015	5,645,333	937,333
2016	5,645,333	937,333
2017	9,879,334	1,640,334
	$28,226,666	$4,686,666
Debt Covenants

The credit facility contains financial and other covenants which, among other things, limit the Company’s ability to incur additional indebtedness, make investments or capital expenditures and effect mergers and acquisitions.  The maximum amount outstanding is also limited by a covenant which restricts borrowings to be less than 2.0 times the Net Tangible Asset Value (“NTAV”).  NTAV is calculated as the book value of the tangible properties and assets of the Company minus the total liabilities of the Company.  As of December 31, 2012 and December 31, 2011, the Company was in compliance with all covenants.

	As of December 31, 2012	As of December 31, 2011

Debt outstanding	$28,226,666	$4,686,666

NTAV	$19,806,327	$5,708,063

Debt/NTAV	1.43 : 1.00	0.82 : 1.00

Note 4.	Concentrations of Credit Risk

The Company’s investment portfolio consists primarily of loans to private small to mid-size companies. Many of these companies may experience variation in operating results. Many of these companies do business in regulated industries and could be affected by changes in government regulations.

The largest investments may vary from year to year as new investments are recorded and repaid. The Company’s five largest investments represented approximately 54.9% of total investments outstanding as of December 31, 2012.  Investment income, consisting of interest and fees, can fluctuate significantly upon repayment of large loans. Interest income from the five largest investments accounted for approximately 64.8% of total loan interest and fee income for the year ended December 31, 2012. As of December 31, 2011, the Company had investments in three portfolio companies.

Note 5.	Members’ Equity

The Company held its initial equity closing in September 2011 with commitments totaling $15.2 million. In concurrence with the initial close, the Company called 10% of the commitments, or $1.5 million to be funded. Since the initial closing, the Company held two additional closings in 2011 accepting subscriptions for an additional $8.9 million. The Company also held five closings for new investors in the year ending December 31, 2012 raising additional equity commitments of $8.4 million. As of December 31, 2012 total commitments were $32.5 million.  As of December 31, 2012, 54.5% or $17.7 million of the investor commitments had been called and funded.

During the year ended December 31, 2012 and the period from September 6, 2011 through December 31, 2011 the Company’s authorized capital consisted of common units and preferred units.  The balances as of December 31, 2012 and December 31, 2011 were as follows:

Units

During 2012 and 2011, the Company issued 781,757 and 401,183 units to its members, respectively.  Profits and losses are allocated among members in proportion to their respective percentage ownership of the Company.  Members have limited voting and approval rights as set forth in the Company’s operating agreement.

In connection with certain units issued in 2012 and 2011, the Company issued 99,807 and 80,237 warrants to purchase additional units at the same price, respectively.  For every five units purchased, the investor received one warrant to buy additional units.  The warrants have a term of three years from the date of issuance. Of the total warrants issued, members of the Company's management had acquired warrants to purchase 1,461 units at an exercise price of $14.55 per unit as of December 31, 2012.

Since inception, there have been the following distributions to members:

Declared	Record	Payable	Per Share Amount	Amount Paid in Cash
December 21, 2011	December 18, 2011	January 16, 2012	$0.375	$91,545
Total distributions in 2011			0.375	91,545

March 29, 2012	March 16, 2012	April 16, 2012	0.40	184,998
July 31, 2012	July 13, 2012	August 6, 2012	0.42	448,318
November 7, 2012	September 30, 2012	November 16, 2012	0.42	449,298

Total distributions in 2012			1.24	1,082,614

Total distributions since inception			$1.62	$1,174,159

Note 6.	Mezzanine Equity

During 2012 and 2011, two members who are employees of the Company’s advisor purchased and were issued 7,352 and 3,464 units, respectively.  These units are included in the units outstanding discussed in note 5.  Under certain circumstances, if these two members are no longer employed by the advisor, the Company could be required to repurchase their equity.  Because of this potential liability, the equity for these two members is treated as mezzanine equity.  If the Company were required to repurchase this equity, the price would be determined by the most recent Net Asset Value as of their last day of employment.

Note 7.	Fair Value Measurements

As described in Note 2, the Company uses fair value measurements to record fair value adjustments to certain assets and liabilities and to determine fair value disclosures. A description of the valuation methodologies used for assets and liabilities recorded at fair value, and for estimating fair value for financial and non-financial instruments not recorded at fair value, is set forth below.

Cash and cash equivalents:  Cash and cash equivalents are level 1 assets with readily observable market inputs.  The Company determined that the historical cost carrying value is a reasonable estimate of fair value.

Revolving line of credit: The revolving line of credit is a level 2 asset with readily observable market inputs from other comparable credit facilities in the marketplace.  The Company believes the interest rate on the credit facility is comparable to what the Company would be offered by third party lenders as a private company and determined the fair value to approximate the amortized cost carrying value.

There are no assets or liabilities measured at fair value on a nonrecurring basis as of December 31, 2012 or 2011.

There were no transfers amongst levels of the fair value hierarchy during the years ended December 31, 2012 and December 31, 2011.

The following table details the financial instruments that are carried at fair value and measured at fair value on a recurring basis as of December 31, 2012 and December 31, 2011, respectively, and indicates the fair value hierarchy of the valuation techniques utilized by the Company to determine the fair value:

	Fair Values as of December 31, 2012

	Level 1	Level 2	Level 3	Total

Financial assets:
Investments	$-	$3,487,276	$38,024,042	$41,511,318
	$-	$3,487,276	$38,024,042	$41,511,318

	Fair Values as of December 31, 2011

	Level 1	Level 2	Level 3	Total

Financial assets:
Investments	$-	$3,790,000	$3,902,100	$7,692,100
	$-	$3,790,000	$3,902,100	$7,692,100

The following table provides quantitative information related to the significant unobservable inputs used to fair value the Company's Level 3 investments as of December 31, 2012:

Type of Investment	Fair Value at December 31, 2012	Valuation Technique	Significant Unobservable Input	Range			Weighted Average

Debt investments	$35,447,003	Bond Yield	Risk adjusted discount factor	8.5%	-	16.2%	13.2%

		Market (1)	EBITDA multiple	3.8x	-	9.3x	8.5	x

		Income (1)	Weighted average cost of capital	10.0%	-	18.0%	15.6%
			Expected principal recovery			100.0%	N/A

Equity investments	$2,577,038	Market	EBITDA multiple	3.8x	-	9.3x	8.5	x

		Income (2)	Weighted average cost of capital	10.0%	-	18.0%	15.6%

(1)
In determining the fair value of our debt investments at December 31, 2012, we analyzed those investments using the Market and Income approaches, in addition to the Bond Yield approach, but settled on the Bond Yield approach as determinative of fair market value.

(2)
In determining the fair value of our equity investments at December 31, 2012, we analyzed those investments using the Income approach, in addition to the Market approach, but settled on the Market approach as determinative of fair market value.

When estimating the fair value of its debt investments, the Company typically utilizes the (i) bond yield technique.  The significant unobservable inputs used in the fair value measurement under this technique are risk adjusted discount factors.  However, the Company also takes into consideration the (ii) market technique and (iii) income technique in order to determine whether the fair value of the debt investment is within the estimated enterprise value of the portfolio company.  The significant unobservable inputs used under these techniques are EBITDA multiples, weighted average cost of capital and expected principal recovery.  Under the bond yield technique, significant increases (decreases) in the risk adjusted discount factors would result in a significantly lower (higher) fair value measurement.

When estimating the fair value of its equity investments, the Company utilizes the (i) market technique and (ii) income technique.  The significant unobservable inputs used in the fair value measurement of the Company’s equity investments are EBITDA multiples and weighted average cost of capital.  Significant increases (decreases) in EBITDA multiple inputs in isolation would result in a significantly higher (lower) fair value measurement.  On the contrary, significant increases (decreases) in WACC inputs in isolation would result in a significantly lower (higher) fair value measurement.

The following table shows a reconciliation of the beginning and ending balances for Level 3 assets:

	Year Ended December 31, 2012	September 6, 2011 (Commencement of Operations) through December 31, 2011

Fair value beginning of period	$3,902,100	$-
New investments	36,992,855	4,000,000
Principal payments received	(3,673,125)	-
Loan origination fees received	(1,857,319)	(100,000)
Payment in kind interest earned	502,056	22,944
Accretion of deferred loan origination fees/discounts	131,565	4,409
Realized appreciation on investments	177,795	-
Unrealized gain (loss) on investments	1,848,115	(25,253)
Fair value end of period	$38,024,042	$3,902,100

The information presented should not be interpreted as an estimate of the fair value of the entire Company since a fair value calculation is only required for a portion of the Company’s assets and liabilities. Due to the wide range of valuation techniques and the degree of subjectivity used in making the estimates, comparisons between the Company’s disclosures and those of other companies may not be meaningful. There were no transfers among levels during the periods presented.

Note 8:	Related Party Transactions

Harvest Capital Strategies LLC ("HCS") serves as investment adviser for the Company under the investment advisory and management agreement which provides for management fees payable monthly to the investment adviser at a rate of 2.0% per annum of the gross assets of the Company. The investment adviser also generates substantially all investment opportunities for the Company and may be entitled to an incentive fee based on performance. Total management fee expense was $1,149,737 and $12,863 for the year ended December 31, 2012 and the period from September 6, 2011 through December 31, 2011, respectively. Accrued management fees were $695,393 and $12,863 as of December 31, 2012 and December 31, 2011, respectively.

Certain start up and administrative costs were incurred by HCS on behalf of the Company in 2011.  The Company expensed these costs but since HCS did not seek reimbursement for them, the Company recorded a credit to net assets in the amount of $227,829 for the period from September 6, 2011 through December 31, 2011.  In addition, employees of HCS that are not covered under the scope of the investment advisory and management agreement have spent their time on matters related to the Company in regard to its startup and early development.  HCS did not seek reimbursement for these costs either.

The Company entered into an administration agreement with JMP Credit Advisors LLC (“JMPCA”), a subsidiary of JMP Group, Inc.  The agreement provides that JMPCA will provide all of the Company’s administrative services including loan operations, accounting and recordkeeping and shareholders services.  JMPCA will be reimbursed by the Company for its expenses, including reimbursement for an allocable percentage of the compensation costs for the employees performing services under the agreement.  There was a $200,000 cap for reimbursement during the first 12 months of the agreement.  Total administrative services expense was $142,500 and $15,000 for the year ended December 31, 2012 and the period from September 6, 2011 through December 31, 2011, respectively.  Accrued administrative services fees were $95,000 and $15,000 as of December 31, 2012 and December 31, 2011, respectively.

On February 7, 2011, the Company engaged JMP Securities LLC, a subsidiary of JMP Group, Inc., to serve as the placement agent for the Company’s securitization of up to $30.0 million of capital commitments.  JMP Securities LLC or its affiliates may provide us with various financial advisory and investment banking services in the future, for which they would receive compensation.  Commission recorded by the Company during the twelve months ended December 31, 2012 and the period from September 6, 2011 through December 31, 2011 owed to the related party in connection with the securitization of capital was $181,436 and $30,525, respectively.

Note 9:	Commitments and Contingencies

At December 31, 2012, the Company had a total of $3.5 million in unfunded commitments comprised of (i) one commitment to fund a delayed draw component of an investment that had not been fully drawn and (ii) one commitment to fund the remaining availability of an investment that will expire May 1, 2013 if not funded prior to that date.

Note 10:	Subsequent Events

Subsequent to December 31, 2012, the Company closed one equity investment in Optimal Blue totaling $0.1 million and funded $1.0 million of a delayed draw commitment from an investment in WBL, SPE I made in the fourth quarter of 2012.  The equity investment was in the form of common equity representing 0.38% ownership in the company.

Subsequent to December 31, 2012, the Company paid down $7.0 million and borrowed $1.0 million against the revolving credit facility.  As of March 25, 2013, the date on which the financial statements were issued, the outstanding balance on the credit facility was $22.2 million and total equity commitments were $32.5 million of which $17.7 million had been called and funded.

Subsequent to December 31, 2012, the Company declared a regular dividend of $0.42 per unit and a special dividend of $0.27 per unit for the fourth quarter 2012. Both dividends were paid on February 8, 2013 in the amount of $816,229.

Harvest Capital Credit Corporation and Harvest Capital Credit LLC intend to enter into a merger agreement whereby Harvest Capital Credit LLC will merge with and into Harvest Capital Credit LLC, including its entire investment portfolio, while Harvest Capital Credit LLC will be extinguished.  The holders of outstanding units of Harvest Capital Credit LLC will have their interests exchanged for shares of common stock of Harvest Capital Credit Corporation.  Harvest Capital Credit Corporation plans on completing an initial public offering simultaneous with the merger.

The Company has evaluated subsequent events from the balance sheet date through March 25, 2013, the date on which the financial statements were issued, and determined there are no other items to disclose.

Note 11:	Financial Highlights

Following is a schedule of financial highlights for the year ended December 31, 2012 and for the period from September 6, 2011 to December 31, 2011:

	Year Ended December 31, 2012	September 6, 2011 (commencement of operations) through December 31, 2011

Net assets at beginning of period	$5,708,063	$-
Net investment income (loss)	1,378,764	(177,758)
Realized appreciation on investments	327,091	-
Net unrealized appreciation (depreciation) on investments	1,981,004	(23,399)
Return of capital	-	(91,545)
Dividends/distributions declared	(1,082,614)	-
Capital contribution from parent	-	227,829
Contributions of common members	11,494,019	5,772,936
Net assets at end of period	$19,806,327	$5,708,063

Ratios and Supplemental data:
Average net assets	$13,465,920	$2,708,558
Ratio of expenses to average
Net assets (annualized)	18.08%	15.05%
Ratio of net investment income to average net assets (annualized)	10.24%	-6.56%

Schedule 12-14

Harvest Capital Credit, LLC
Schedule of Investments in and Advances to Affiliates
Year Ended December 31, 2012

		Amount of Interest	December 31, 2011	Gross	Gross	December 31, 2012
Portfolio Company	Investment	Credits to Income (1)	Value	Additions (2)	Reductions (3)	Value

Affiliate Investments

Solex	Senior Secured Term Loan, due 12/28/2016 (15.79%; LIBOR + 12.50% Cash/3.29% PIK)	$756	$-	$1,514,642	$-	$1,514,642

	Common Equity (6.34% of fully diluted common equity)	-	-	250,000	-	$250,000

	Common Equity Warrants (6.4% of fully diluted common equity)	-	-	151,514	-	$151,514

Total Affiliate Investments		$756	$-	$1,916,156	$-	$1,916,156

(1)	Represents the total amount of interest or fees credited to income for the portion of the year an investment was included in Affiliate categories.
(2)
Gross additions include increase in the cost basis of investments resulting from new portfolio investment and accrued PIK interest.  Gross Additions also include net increases in unrealized appreciation or net decreases in unrealized depreciation.

(3)
Gross reductions include decreases in the total cost basis of investments resulting from principal or PIK repayments or sales.  Gross reductions also include net increases in unrealized depreciation or net decreases in unrealized appreciation.

This schedule should be read in conjunction with Harvest Capital Credit LLC's Financial Statements, including the Schedule of Investments.

HARVEST CAPITAL CREDIT CORPORATION

Common Stock

Prospectus

Keefe, Bruyette & Woods	JMP Securities	William Blair
A Stifel Company
Janney Montgomery Scott	Sterne Agee
Wunderlich Securities	Sandler O’Neill + Partners, L.P.

May 2, 2013